                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-6200

                               Schwab Investments
                   ------------------------------------------
               (Exact name of registrant as specified in charter)

             101 Montgomery Street, San Francisco, California 94104
               ---------------------------------------------------
          (Address of principal executive offices)         (Zip code)

                                 Randall W. Merk
                               Schwab Investments
             101 Montgomery Street, San Francisco, California 94104
                 -----------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (415) 627-7000

Date of fiscal year end: August 31

Date of reporting period:  September 1, 2003 - February 29, 2004

ITEM 1: REPORT(S) TO SHAREHOLDERS.

SCHWAB BOND FUNDS

      SEMIANNUAL REPORT
      February 29, 2004

      Schwab YieldPlus Fund(R)

      Schwab Short-Term
      Bond Market Fund(TM)

      Schwab Total
      Bond Market Fund(TM)

      Schwab GNMA Fund(TM)


                                                           [CHARLES SCHWAB LOGO]

Four smart, cost-effective ways investors can use bonds in an asset allocation strategy.

   IN THIS REPORT

     Management's Discussion ...............................................  2

         The president of SchwabFunds(R) and the funds' managers take a look at the factors that shaped fund performance during the report period.

         Performance at a Glance .............   5

      Schwab YieldPlus Fund
         Investor Shares: SWYPX   Select Shares(R): SWYSX

         The fund seeks high current income with minimal changes in share price.

         Performance and Fund Facts ..........   7
         Financial Statements ................  17

     Schwab Short-Term Bond Market Fund
         Ticker Symbol: SWBDX

         The fund seeks current income by tracking the performance of the Lehman Brothers Mutual Fund Short (1-5 Year) U.S.
         Government/Credit Index.

         Performance and Fund Facts ..........  10
         Financial Statements ................  32

     Schwab Total Bond Market Fund
         Ticker symbol: SWLBX

         The fund seeks current income by tracking the performance of the Lehman Brothers U.S. Aggregate Bond Index.

         Performance and Fund Facts ..........  12
         Financial Statements ................  41

     Schwab GNMA Fund
         Investor Shares: SWGIX   Select Shares(R): SWGSX

         The fund seeks high current income consistent with preservation of capital.

         Performance and Fund Facts ..........  14
         Financial Statements ................  53

     Financial notes ....................................................... 61

     Fund Trustees ......................................................... 65

     Glossary .............................................................. 68

     Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).

     Distributor and transfer agent: Charles Schwab & Co., Inc. (Schwab).

[PHOTO OF CHARLES R. SCHWAB]

Charles R. Schwab
Chairman

FROM THE CHAIRMAN

With interest rates near historic lows, many of you are wondering if you should hold fixed-income investments in your portfolios. My answer, as I've stated throughout my long investment career, is that prudent investors should have at least some exposure to fixed-income securities.

This is true because most types of investments generally have not moved in tandem. Bonds and the funds that hold them, for example, may perform well when stocks don't, and vice versa, which is why it's important to have some of each in your portfolio. In addition, bonds can help you manage your risk, reduce the overall volatility of your portfolio and generate income.

Because mutual funds are one of the most cost-effective ways for individual investors to participate in the market, I always have been an advocate for them. While there are challenges we face in the industry to ensure that it remains useful and ethical, I believe we will meet them. In fact, Schwab has taken an active role in helping to get the industry back on track. At the end of February, we met with the U.S. Senate's Committee on Banking, Housing and Urban Affairs. At that session, we suggested several proposals for reform. We did this because we believe our proposal would increase investor choice, convenience and fairness.

We have taken this role so that the millions of Americans who own mutual funds will understand that funds provide an important way to invest for their future goals. Whether the goals are a secure retirement, a vacation home or your children's education, bond mutual funds can help to grow your wealth and balance your risk.

Sincerely,

/s/ Charles Schwab

MANAGEMENT'S DISCUSSION  for the six months ended February 29, 2004

[PHOTO OF RANDALL W. MERK]

RANDALL W. MERK is President and CEO of Charles Schwab Investment Management, Inc. and is president of each of the funds covered in this report. He joined the firm in August 2002, bringing with him 24 years of experience in the asset management industry.

Dear Shareholder:

The bond market, which experienced significant volatility in the first half of 2003, has become more stable. In fact, during this report period, which ended February 29, bonds have traded in a relatively narrow yield range.

While bonds are generally less volatile than stocks, they still carry some price risk. Most investors realize this and understand that longer-maturity bonds are more sensitive to fluctuations in interest rates and, therefore, have greater price volatility than securities with shorter maturities. As investors worry about interest rates, they tend to shorten the maturity of their bond portfolios --a trend that has been more noticeable in recent months.

A look at the shape of the yield curve suggests that expectations of higher rates already have been priced into the market, and the current yield premiums on longer-term securities, vs. shorter-maturity bonds, are generous by historical standards. As an investor you have choices to make, including how much of this type of risk you wish to assume. Given the trade-off, you may choose to add bond funds of varying maturities. It's up to you to decide which securities work best in your total portfolio.

No matter which maturity you choose for your funds, we have portfolio managers in each area who will help you and also manage some of the other risks associated with bond investments, including prepayment, credit and call risk. By owning just a few funds that include bonds of different maturities and creditworthiness, you can help to reduce the volatility of your portfolio.

At SchwabFunds(R), we have done and will do whatever it takes to ensure that our funds are transacted fairly and equitably during the trading day. We continue to scrutinize our operations because the trust of our shareholders is very important to us, and we invest with your outcomes in mind. Thank you for investing with us, and once more I want to remind you that we operate our business with the highest ethical standards and an unwavering commitment to you.

Sincerely,

/s/ Randall W. Merk


2 Schwab Bond Funds

[PHOTO OF KIM DAIFOTIS, MICHAEL SHEARER, MATTHEW HASTINGS]

KIM DAIFOTIS, CFA, at right, a senior vice president and head of fixed-income portfolio management, has overall responsibility for management of the funds. He joined the firm in 1997, and has worked in fixed-income asset management and research since 1982.

MICHAEL SHEARER, PhD, at left, a vice-president and senior portfolio manager, has day-to-day responsibility for management of the funds. Prior to joining the firm in February 2003, he worked for more than 10 years in the financial industry as a portfolio manager and quantitative analyst/strategist.

MATTHEW HASTINGS, CFA, in center, a director and portfolio manager, co-manages the funds. He joined the firm in 1999 and has worked in fixed-income and asset management since 1996.

THE INVESTMENT ENVIRONMENT AND THE FUNDS

THE ENCOURAGING ECONOMIC NEWS THAT WAS REPORTED TOWARD THE END OF SUMMER 2003 CONTINUED INTO THE NEW YEAR, BUT THEN LOST SOME OF ITS STRENGTH. There were three major pieces of good news from the business world. The first positive was that no new corporate scandals had emerged among U.S. companies. Second was the uptick in capital spending. Last, but perhaps most important to the Federal Reserve (Fed), came the word that companies were finally beginning to hire some workers.

Yet despite this employment news, job growth was weak and most market watchers agree that this is the key to a real economic recovery. The weak employment data also may have been a reason that consumer spending, which had helped to buoy the economy over the past few years, showed signs of slowing. The mortgage-refinancing market, while still active and a big source of funds for consumer spending, lost some of its steam and was unable to match last year's torrid pace. In short, any good news was mitigated by the bad news, especially the news about weak job creation.

WITH SHORT-TERM INTEREST RATES ALREADY LOW FOLLOWING 13 CUTS OVER THE PAST FEW YEARS, THE FED DECLINED TO LOWER RATES SINCE ITS LAST CUT IN JUNE 2003. By not acting, the Fed may have been acknowledging that the economy was showing signs of recovering. Nonetheless, the Fed's inaction, coupled with low inflation, slow-to-no job growth, high productivity and massive purchases of U.S. currency by foreign central banks (to keep the dollar strong relative to Asian currencies and to preserve cheap exports) kept a lid on bond yields, which had started to rise in the last half of 2003.

YIELD CURVE: Average Yields of AAA Securities of Seven Maturities

[LINE GRAPH]

              AS OF       AS OF
             8/31/03     2/29/04
3 Months       0.97        0.94
6 Months       1.04        1.00
2 Years        1.97        1.64
3 Years        2.49        2.11
5 Years        3.46        2.94
10 Years       4.46        3.97
30 Years       5.22        4.84

THE YIELD CURVE FLATTENED DURING THE PERIOD AS INTERMEDIATE- AND LONG-TERM BOND YIELDS DECLINED. RATES AT THE SHORT-END DECLINED SLIGHTLY, BUT REMAINED RELATIVELY FLAT AS THE FED LEFT SHORT-TERM RATES UNCHANGED.

This chart shows where yields stood at the beginning of the report period and at the end of the period. For debt securities of comparable quality, those with longer maturities typically pay higher interest rates, in part because they are presumed to carry higher risk.

Data source: Bloomberg L.P.


                                                             Schwab Bond Funds 3

MANAGEMENT'S DISCUSSION  continued

      The mixed economic news pushed the domestic bond market into a holding pattern, while investors waited on the sidelines for any of the contributing factors to change.

A closer look at the employment numbers revealed that while foreign outsourcing was grabbing the headlines, it was actually a strong increase in productivity that kept job growth slow in the U.S., where fewer workers produced more goods. At the same time, corporate profits have improved, pushing real GDP up to 4.3% year over year. One question on most market watchers' minds is--will the improved profit picture and rise in productivity be enough to boost hiring?

The mixed economic news pushed the domestic bond market into a holding pattern, while investors waited on the sidelines for any of the contributing factors to change. Yields of the benchmark 10-year Treasury bonds, which had been drifting upward at the end of the summer, fell to third-quarter levels in the first two months of 2004. In keeping with their inverse relationship with yields, bond prices ended up a little higher.

THE YIELD SPREADS BETWEEN TREASURYS AND ALL GRADES OF CORPORATES STAYED IN THE NARROW RANGE THROUGHOUT THE REPORT PERIOD. We believe that this narrow range indicated that investors felt that most corporations would no longer be negatively affected by serious financial setbacks in the near future. Consequently, the market interpreted the difference in risk between Treasurys and corporate bonds as being substantially less than it had been at the worst part in the cycle a few years ago.

YIELDS OF U.S. TREASURY SECURITIES: Effective Yields of Two- and Ten-Year Treasurys

YIELDS DECLINED OVER THE REPORT PERIOD FOR BOTH THE 2- AND 10-YEAR U.S. TREASURY NOTES. DURING THE PERIOD, THE SPREAD BETWEEN THE 2- AND 10-YEAR NARROWED SOMEWHAT AS THE DECLINE OF THE 10-YEAR OUTPACED THAT OF THE 2-YEAR.

Yields, or interest rates, represent the cost of borrowing money. Rapid economic growth, waning investor interest in bonds, an increase in the issuance of bonds, or the expectation of higher inflation can drive rates up, while the opposite conditions can push rates down.

Data source: Bloomberg L.P.

[LINE GRAPH]

                2-YEAR      10-YEAR
28-Feb-94        4.66         6.13
31-Mar-94        5.19         6.74
30-Apr-94        5.74         7.04
31-May-94        5.99         7.15
30-Jun-94        6.18         7.32
31-Jul-94        5.99         7.11
31-Aug-94        6.15         7.17
30-Sep-94        6.59         7.60
31-Oct-94        6.82         7.81
30-Nov-94        7.40         7.91
31-Dec-94        7.70         7.82
31-Jan-95        7.24         7.58
28-Feb-95        6.76         7.20
31-Mar-95        6.78         7.20
30-Apr-95        6.59         7.06
31-May-95        5.84         6.28
30-Jun-95        5.79         6.20
31-Jul-95        5.87         6.43
31-Aug-95        5.85         6.28
30-Sep-95        5.85         6.18
31-Oct-95        5.61         6.02
30-Nov-95        5.34         5.74
31-Dec-95        5.15         5.57
31-Jan-96        4.93         5.58
29-Feb-96        5.43         6.10
31-Mar-96        5.76         6.33
30-Apr-96        6.05         6.67
31-May-96        6.24         6.85
30-Jun-96        6.11         6.71
31-Jul-96        6.22         6.79
31-Aug-96        6.34         6.94
30-Sep-96        6.10         6.70
31-Oct-96        5.74         6.34
30-Nov-96        5.58         6.04
31-Dec-96        5.87         6.42
31-Jan-97        5.91         6.49
28-Feb-97        6.09         6.55
31-Mar-97        6.42         6.90
30-Apr-97        6.27         6.72
31-May-97        6.20         6.66
30-Jun-97        6.07         6.50
31-Jul-97        5.73         6.01
31-Aug-97        5.96         6.34
30-Sep-97        5.78         6.10
31-Oct-97        5.61         5.83
30-Nov-97        5.74         5.87
31-Dec-97        5.65         5.74
31-Jan-98        5.30         5.51
28-Feb-98        5.54         5.62
31-Mar-98        5.56         5.65
30-Apr-98        5.57         5.67
31-May-98        5.52         5.55
30-Jun-98        5.47         5.45
31-Jul-98        5.48         5.49
31-Aug-98        4.78         4.98
30-Sep-98        4.27         4.42
31-Oct-98        4.12         4.61
30-Nov-98        4.51         4.71
31-Dec-98        4.53         4.65
31-Jan-99        4.57         4.65
28-Feb-99        5.14         5.29
31-Mar-99        4.99         5.24
30-Apr-99        5.05         5.35
31-May-99        5.41         5.62
30-Jun-99        5.51         5.78
31-Jul-99        5.62         5.90
31-Aug-99        5.72         5.97
30-Sep-99        5.60         5.88
31-Oct-99        5.79         6.02
30-Nov-99        6.01         6.19
31-Dec-99        6.21         6.44
31-Jan-00        6.59         6.67
29-Feb-00        6.52         6.41
31-Mar-00        6.48         6.00
30-Apr-00        6.68         6.21
31-May-00        6.67         6.27
30-Jun-00        6.36         6.03
31-Jul-00        6.29         6.03
31-Aug-00        6.16         5.73
30-Sep-00        5.98         5.80
31-Oct-00        5.91         5.75
30-Nov-00        5.61         5.47
31-Dec-00        5.10         5.11
31-Jan-01        4.57         5.11
28-Feb-01        4.39         4.90
31-Mar-01        4.18         4.92
30-Apr-01        4.28         5.34
31-May-01        4.19         5.38
30-Jun-01        4.24         5.41
31-Jul-01        3.80         5.05
31-Aug-01        3.63         4.83
30-Sep-01        2.85         4.59
31-Oct-01        2.42         4.23
30-Nov-01        2.84         4.75
31-Dec-01        3.03         5.05
31-Jan-02        3.16         5.04
28-Feb-02        3.06         4.88
31-Mar-02        3.71         5.40
30-Apr-02        3.22         5.09
31-May-02        3.20         5.05
30-Jun-02        2.82         4.80
31-Jul-02        2.24         4.46
31-Aug-02        2.13         4.14
30-Sep-02        1.69         3.60
31-Oct-02        1.67         3.89
30-Nov-02        2.06         4.21
31-Dec-02        1.60         3.82
31-Jan-03        1.69         3.96
28-Feb-03        1.51         3.69
31-Mar-03        1.49         3.80
30-Apr-03        1.49         3.84
31-May-03        1.33         3.37
30-Jun-03        1.30         3.52
31-Jul-03        1.74         4.41
31-Aug-03        1.97         4.47
30-Sep-03        1.46         3.94
31-Oct-03        1.82         4.30
30-Nov-03        2.05         4.33
31-Dec-03        1.82         4.25
31-Jan-04        1.82         4.13
29-Feb-04        1.65         3.97


4 Schwab Bond Funds

PERFORMANCE AT A GLANCE
Total return for the six months ended 2/29/04

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

SCHWAB YIELDPLUS FUND
Investor Shares ................        1.69%
Select Shares ..................        1.66%
Benchmark ......................        0.88%
Fund Category 1 ................        1.09%

Performance Details ............    pages 7-8

SCHWAB SHORT-TERM
BOND MARKET FUND ...............        2.75%
Benchmark ......................        2.99%

Performance Details ............      page 10

SCHWAB TOTAL BOND
MARKET FUND ....................        4.78%
Benchmark ......................        4.92%

Performance Details ............      page 12

SCHWAB GNMA FUND
Investor Shares ................        3.33%
Select Shares ..................        3.37%
Benchmark ......................        3.68%
Fund Category 1 ................        4.13%

Performance Details ............  pages 14-15

Overall, most sectors of the bond market reported positive total returns for the report period, although they lagged equity markets' more robust returns. Corporate bonds continued to lead the pack in terms of total returns for the period. Munis also did well, with yields nearing those of Treasurys.

THE SCHWAB YIELDPLUS FUND performed very well, beating both its benchmark and category average returns. The fund was heavily invested in corporate bonds and benefited from their improved valuations over the report period. In addition, carefully selected lower-quality bonds outperformed higher-quality bonds.

Our analysis also revealed that asset-backed securities were attractively valued relative to other types of bonds, so we increased the fund's weightings of these types of securities.

THE SCHWAB SHORT-TERM BOND MARKET FUND and THE SCHWAB TOTAL BOND MARKET FUND posted net gains. During the early part of the report period, the funds were positioned to take advantage of positive economic news. At that time, we were focused on corporate bonds in economically sensitive sectors, such as home-building, leisure and entertainment companies. As market expectations of an economic recovery began to be reflected in bond prices, we moved toward higher-quality sectors that are less sensitive to cyclical changes. We continued to focus on industrials and the sectors discussed above. Since that short-lived rally during the first half of the report period, corporates have traded in a narrow range.

During the report period, the yield curve flattened for intermediate-term bonds, as price appreciation and yield both played a role in total returns for the Schwab Short-Term Bond Market Fund and the Schwab Total Bond Market Fund.

  All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly.

  Expenses may be partially absorbed by fund management. Without these reductions, the fund's total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

1 Source for category information: Morningstar, Inc.


                                                             Schwab Bond Funds 5

      As market expectations of an economic recovery began to be reflected in bond prices, we moved toward higher-quality sectors that are less sensitive to cyclical changes.

THE SCHWAB GNMA FUND also reported positive returns. The 10-year Treasury rallied 50 basis points in September and then was range-bound through the rest of the report period. Mortgage prepayment activity was generally high and extremely volatile, adding uncertainty to the market. Unlike mortgage lenders and borrowers, who generally like low rates, mortgage investors don't like them because they tend to increase prepayment uncertainty. In addition to these factors, the bonds in the Schwab GNMA Fund were of shorter duration than those in its category, which is why we underperformed. All in all, it was a challenging period for investors in GNMA and other mortgage groups.

Nothing in this report represents a recommendation of a security by the investment adviser. Manager views and portfolio holdings may have changed since the report date.

YIELDS OF U.S. TREASURY SECURITIES: Effective Yields of Three-Month and Two-Year Treasurys

THE 3-MONTH YIELD REMAINED RELATIVELY FLAT DURING THE PERIOD. IN REACTION TO THE CHANGING ECONOMIC NEWS, THE 2-YEAR YIELD EXPERIENCED MORE FLUCTUATION.

Yields, or interest rates, represent the cost of borrowing money. Rapid economic growth, waning investor interest in bonds, an increase in the issuance of bonds, or the expectation of higher inflation can drive rates up, while the opposite conditions can push rates down.

Data source: Bloomberg L.P.

[LINE GRAPH]

              3-MONTH     2-YEAR
28-Feb-94       3.43       4.66
31-Mar-94       3.55       5.19
30-Apr-94       3.95       5.74
31-May-94       4.24       5.99
30-Jun-94       4.22       6.18
31-Jul-94       4.36       5.99
31-Aug-94       4.66       6.15
30-Sep-94       4.77       6.59
31-Oct-94       5.15       6.82
30-Nov-94       5.71       7.40
31-Dec-94       5.69       7.70
31-Jan-95       6.00       7.24
28-Feb-95       5.94       6.76
31-Mar-95       5.87       6.78
30-Apr-95       5.86       6.59
31-May-95       5.80       5.84
30-Jun-95       5.57       5.79
31-Jul-95       5.58       5.87
31-Aug-95       5.45       5.85
30-Sep-95       5.41       5.85
31-Oct-95       5.51       5.61
30-Nov-95       5.49       5.34
31-Dec-95       5.08       5.15
31-Jan-96       5.05       4.93
29-Feb-96       5.03       5.43
31-Mar-96       5.14       5.76
30-Apr-96       5.15       6.05
31-May-96       5.18       6.24
30-Jun-96       5.16       6.11
31-Jul-96       5.31       6.22
31-Aug-96       5.28       6.34
30-Sep-96       5.03       6.10
31-Oct-96       5.15       5.74
30-Nov-96       5.13       5.58
31-Dec-96       5.17       5.87
31-Jan-97       5.15       5.91
28-Feb-97       5.22       6.09
31-Mar-97       5.32       6.42
30-Apr-97       5.23       6.27
31-May-97       4.94       6.20
30-Jun-97       5.17       6.07
31-Jul-97       5.23       5.73
31-Aug-97       5.22       5.96
30-Sep-97       5.10       5.78
31-Oct-97       5.20       5.61
30-Nov-97       5.20       5.74
31-Dec-97       5.35       5.65
31-Jan-98       5.18       5.30
28-Feb-98       5.31       5.54
31-Mar-98       5.12       5.56
30-Apr-98       4.97       5.57
31-May-98       5.01       5.52
30-Jun-98       5.08       5.47
31-Jul-98       5.08       5.48
31-Aug-98       4.83       4.78
30-Sep-98       4.36       4.27
31-Oct-98       4.32       4.12
30-Nov-98       4.48       4.51
31-Dec-98       4.45       4.53
31-Jan-99       4.45       4.57
28-Feb-99       4.67       5.14
31-Mar-99       4.48       4.99
30-Apr-99       4.54       5.05
31-May-99       4.63       5.41
30-Jun-99       4.78       5.51
31-Jul-99       4.75       5.62
31-Aug-99       4.97       5.72
30-Sep-99       4.85       5.60
31-Oct-99       5.09       5.79
30-Nov-99       5.30       6.01
31-Dec-99       5.33       6.21
31-Jan-00       5.69       6.59
29-Feb-00       5.78       6.52
31-Mar-00       5.87       6.48
30-Apr-00       5.83       6.68
31-May-00       5.62       6.67
30-Jun-00       5.85       6.36
31-Jul-00       6.22       6.29
31-Aug-00       6.31       6.16
30-Sep-00       6.21       5.98
31-Oct-00       6.39       5.91
30-Nov-00       6.20       5.61
31-Dec-00       5.90       5.10
31-Jan-01       4.99       4.57
28-Feb-01       4.86       4.39
31-Mar-01       4.29       4.18
30-Apr-01       3.88       4.28
31-May-01       3.62       4.19
30-Jun-01       3.66       4.24
31-Jul-01       3.52       3.80
31-Aug-01       3.37       3.63
30-Sep-01       2.37       2.85
31-Oct-01       2.01       2.42
30-Nov-01       1.73       2.84
31-Dec-01       1.73       3.03
31-Jan-02       1.76       3.16
28-Feb-02       1.76       3.06
31-Mar-02       1.78       3.71
30-Apr-02       1.77       3.22
31-May-02       1.73       3.20
30-Jun-02       1.69       2.82
31-Jul-02       1.70       2.24
31-Aug-02       1.67       2.13
30-Sep-02       1.55       1.69
31-Oct-02       1.45       1.67
30-Nov-02       1.22       2.06
31-Dec-02       1.20       1.60
31-Jan-03       1.17       1.69
28-Feb-03       1.20       1.51
31-Mar-03       1.11       1.49
30-Apr-03       1.11       1.49
31-May-03       1.10       1.33
30-Jun-03       0.85       1.30
31-Jul-03       0.94       1.74
31-Aug-03       0.97       1.97
30-Sep-03       0.94       1.46
31-Oct-03       0.95       1.82
30-Nov-03       0.93       2.05
31-Dec-03       0.92       1.82
31-Jan-04       0.91       1.82
29-Feb-04       0.94       1.65


6 Schwab Bond Funds

SCHWAB YIELDPLUS FUND

INVESTOR SHARES PERFORMANCE as of 2/29/04

AVERAGE ANNUAL TOTAL RETURNS 1,2

This bar chart compares performance of the fund's Investor Shares with its benchmark and Morningstar category.

[BAR CHART]

                                                   Benchmark:
                                Fund:           LEHMAN BROTHERS       Fund Category:
                              INVESTOR        U.S. SHORT TREASURY:      MORNINGSTAR
                               SHARES          9-12 MONTHS INDEX      ULTRASHORT BOND
6 MONTHS                        1.69%                 0.88%                1.09%
1 YEAR                          2.73%                 1.53%                1.68%
3 YEARS                         3.45%                 3.21%                3.15%
SINCE INCEPTION (10/1/99)       4.35%                 4.26%                4.23%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 1

This graph shows performance since inception of a hypothetical $10,000 investment in the fund's Investor Shares compared with a similar investment in its benchmark.

$12,073  INVESTOR SHARES
$12,025  LEHMAN BROTHERS U.S. SHORT TREASURY: 9-12 MONTHS INDEX

[LINE GRAPH]


                            LEHMAN BROTHERS
                          U.S. SHORT TREASURY:
              INVESTOR        9-12 MONTHS
               SHARES            INDEX
01-Oct-99       10000            10000
31-Oct-99       10050            10034
30-Nov-99       10092            10060
31-Dec-99       10148            10088
31-Jan-00       10184            10124
29-Feb-00       10248            10175
31-Mar-00       10295            10226
30-Apr-00       10270            10276
31-May-00       10320            10321
30-Jun-00       10420            10401
31-Jul-00       10492            10457
31-Aug-00       10544            10490
30-Sep-00       10626            10552
31-Oct-00       10680            10601
30-Nov-00       10688            10671
31-Dec-00       10732            10771
31-Jan-01       10827            10890
28-Feb-01       10903            10937
31-Mar-01       10973            11012
30-Apr-01       11039            11063
31-May-01       11114            11126
30-Jun-01       11152            11159
31-Jul-01       11247            11230
31-Aug-01       11317            11262
30-Sep-01       11374            11366
31-Oct-01       11409            11433
30-Nov-01       11361            11452
31-Dec-01       11359            11480
31-Jan-02       11413            11491
28-Feb-02       11404            11517
31-Mar-02       11433            11500
30-Apr-02       11462            11570
31-May-02       11503            11595
30-Jun-02       11520            11650
31-Jul-02       11454            11691
31-Aug-02       11531            11705
30-Sep-02       11534            11751
31-Oct-02       11573            11774
30-Nov-02       11623            11778
31-Dec-02       11661            11820
31-Jan-03       11709            11830
28-Feb-03       11752            11845
31-Mar-03       11761            11865
30-Apr-03       11817            11877
31-May-03       11835            11890
30-Jun-03       11852            11914
31-Jul-03       11844            11909
31-Aug-03       11872            11921
30-Sep-03       11888            11956
31-Oct-03       11938            11951
30-Nov-03       11974            11952
31-Dec-03       12000            11988
31-Jan-04       12037            12003
29-Feb-04       12073            12025

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Results for the report period are not annualized.

1 Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


                                                             Schwab Bond Funds 7

SCHWAB YIELDPLUS FUND

SELECT SHARES PERFORMANCE as of 2/29/04

AVERAGE ANNUAL TOTAL RETURNS 1,2

This bar chart compares performance of the fund's Select Shares with its benchmark and Morningstar category.

                                                    Benchmark:
                                  Fund:          LEHMAN BROTHERS       Fund Category:
                                 SELECT        U.S. SHORT TREASURY:      MORNINGSTAR
                                 SHARES        9-12 MONTHS INDEX     ULTRASHORT BOND
6 MONTHS                          1.66%                0.88%                1.09%
1 YEAR                            2.77%                1.53%                1.68%
3 YEARS                           3.60%                3.21%                3.15%
SINCE INCEPTION (10/1/99)         4.49%                4.26%                4.23%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $50,000 INVESTMENT 1

This graph shows performance since inception of a hypothetical $50,000 investment (the minimum investment for this share class) in the fund's Select Shares, compared with a similar investment in its benchmark.

$60,700  SELECT SHARES
$60,125  LEHMAN BROTHERS U.S. SHORT TREASURY: 9-12 MONTHS INDEX

[LINE GRAPH]


                            LEHMAN BROTHERS
                          U.S. SHORT TREASURY:
                SELECT        9-12 MONTHS
                SHARES           INDEX
01-Oct-99        50000           50000
31-Oct-99        50260           50170
30-Nov-99        50470           50300
31-Dec-99        50755           50441
31-Jan-00        50945           50618
29-Feb-00        51270           50876
31-Mar-00        51515           51130
30-Apr-00        51395           51381
31-May-00        51650           51607
30-Jun-00        52105           52004
31-Jul-00        52475           52285
31-Aug-00        52790           52452
30-Sep-00        53210           52762
31-Oct-00        53485           53005
30-Nov-00        53535           53354
31-Dec-00        53760           53856
31-Jan-01        54240           54448
28-Feb-01        54575           54683
31-Mar-01        54985           55060
30-Apr-01        55325           55313
31-May-01        55710           55628
30-Jun-01        55850           55795
31-Jul-01        56390           56152
31-Aug-01        56750           56310
30-Sep-01        56985           56828
31-Oct-01        57225           57163
30-Nov-01        56990           57260
31-Dec-01        56985           57398
31-Jan-02        57205           57455
28-Feb-02        57225           57587
31-Mar-02        57380           57501
30-Apr-02        57530           57851
31-May-02        57745           57973
30-Jun-02        57835           58251
31-Jul-02        57515           58455
31-Aug-02        57905           58525
30-Sep-02        57930           58754
31-Oct-02        58135           58871
30-Nov-02        58395           58889
31-Dec-02        58585           59101
31-Jan-03        58835           59148
28-Feb-03        59060           59225
31-Mar-03        59115           59326
30-Apr-03        59400           59385
31-May-03        59500           59450
30-Jun-03        59595           59569
31-Jul-03        59560           59545
31-Aug-03        59710           59605
30-Sep-03        59795           59778
31-Oct-03        60055           59754
30-Nov-03        60245           59760
31-Dec-03        60380           59939
31-Jan-04        60515           60017
29-Feb-04        60700           60125

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Results for the report period are not annualized.

1 Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


8 Schwab Bond Funds

SCHWAB YIELDPLUS FUND

FUND FACTS as of 2/29/04

STATISTICS

NUMBER OF HOLDINGS                                                        297
--------------------------------------------------------------------------------
FUND CATEGORY 1
   Interest Rate Sensitivity                                             Short
   Credit Quality                                                        Medium
--------------------------------------------------------------------------------
30-DAY SEC YIELD 2
   Investor Shares                                                        2.50%
   Select Shares                                                          2.65%
--------------------------------------------------------------------------------
12-MONTH DISTRIBUTION YIELD 2
   Investor Shares                                                        2.77%
   Select Shares                                                          2.92%
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MATURITY                                                0.4 yrs
--------------------------------------------------------------------------------
WEIGHTED AVERAGE DURATION                                                0.3 yrs
--------------------------------------------------------------------------------
WEIGHTED AVERAGE CREDIT QUALITY                                             A
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE 3                                                   44%
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

PORTFOLIO COMPOSITION

These charts show three different views of the fund's portfolio: by type of security, credit quality of the security and remaining maturity. All figures are shown as a percentage of the fund's investments.

BY SECURITY TYPE

[PIE CHART]

48.3% CORPORATE BONDS
28.4% ASSET-BACKED OBLIGATIONS
14.4% MORTGAGE-BACKED SECURITIES
 5.2% COMMERICAL PAPER & OTHER CORPORATE OBLIGATIONS
 2.8% PREFERRED STOCK
 0.7% MUNICIPAL BONDS
 0.2% U.S. GOVERNMENT SECURITIES

BY CREDIT QUALITY 4

[PIE CHART]

16.0% AAA
 9.6% AA
33.3% A
29.4% BBB
 8.0% BB
 3.7% SHORT-TERM RATINGS OR UNRATED SECURITIES

BY MATURITY

[PIE CHART]

61.8%  0-6 MONTHS
15.7%  7-18 MONTHS
11.7%  19-30 MONTHS
10.8%  MORE THAN 30 MONTHS

  Portfolio holdings may have changed since the report date.

1 Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 2/29/04, and is not a precise indication of risk or performance--past, present or future. Definitions of fund categories:
  Sensitivity (measured as duration): Short, up to 3.5 years; Medium, more than
  3.5 years to less than six years; Long, six years or greater. Credit quality:
  High, AA or better; Medium, A or BBB; Low, BB or lower.

2 The yields do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

3 Not annualized.

4 Based on ratings by Standard & Poor's and Moody's. Where ratings are different, the chart uses the higher rating.


                                                             Schwab Bond Funds 9

SCHWAB SHORT-TERM BOND MARKET FUND

PERFORMANCE as of 2/29/04

AVERAGE ANNUAL TOTAL RETURNS 1,2

This bar chart compares performance of the fund with its benchmark indices and Morningstar category.

[BAR CHART]

                   Benchmark -- Blended:
                   LEHMAN BROTHERS SHORT
                      (1-3 YEAR) U.S.
                   GOVERNMENT BOND INDEX   Benchmark -- Current:
                    and LEHMAN BROTHERS    LEHMAN BROTHERS MUTUAL
                     MUTUAL FUND SHORT      FUND SHORT (1-5 YEAR)  Fund Category:
                      (1-5 YEAR) U.S.         U.S. GOVERNMENT/       MORNINGSTAR
          FUND    GOVERNMENT/CREDIT INDEX       CREDIT INDEX       SHORT-TERM BOND
6 MONTHS  2.75%                                    2.99%                2.27%
1 YEAR    3.37%                                    3.56%                2.48%
5 YEARS   5.92%                                    6.58%                5.27%
10 YEARS  5.52%            6.30%                   6.38%                5.38%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 1

This graph shows performance over ten years of a hypothetical $10,000 investment in the fund, compared with a similar investment in its benchmark indices.

$17,118 FUND
$18,427 LEHMAN BROTHERS SHORT (1-3 YEAR) U.S. GOVERNMENT BOND INDEX and LEHMAN
        BROTHERS MUTUAL FUND SHORT (1-5 YEAR) U.S. GOVERNMENT/CREDIT INDEX $18,582 LEHMAN BROTHERS MUTUAL FUND SHORT (1-5 YEAR) U.S. GOVERNMENT/
        CREDIT INDEX

[LINE GRAPH]

                      LEHMAN BROTHERS
                      SHORT (1-3 YEAR)
                      U.S. GOVERNMENT
                       BOND INDEX and
                      LEHMAN BROTHERS     LEHMAN BROTHERS
                        MUTUAL FUND          MUTUAL FUND
                      SHORT (1-5 YEAR)    SHORT (1-5 YEAR)
                      U.S. GOVERNMENT/    U.S. GOVERNMENT/
              FUND      CREDIT INDEX        CREDIT INDEX
28-Feb-94    10000          10000               10000
31-Mar-94     9871           9949                9900
30-Apr-94     9785           9911                9843
31-May-94     9750           9925                9853
30-Jun-94     9762           9950                9870
31-Jul-94     9846          10039                9981
31-Aug-94     9871          10073               10014
30-Sep-94     9834          10049                9961
31-Oct-94     9841          10073                9973
30-Nov-94     9786          10030                9922
31-Dec-94     9796          10049                9943
31-Jan-95     9930          10188               10096
28-Feb-95    10061          10329               10270
31-Mar-95    10118          10388               10329
30-Apr-95    10202          10481               10437
31-May-95    10384          10663               10679
30-Jun-95    10425          10721               10742
31-Jul-95    10448          10765               10768
31-Aug-95    10523          10830               10845
30-Sep-95    10586          10883               10906
31-Oct-95    10672          10973               11011
30-Nov-95    10778          11067               11128
31-Dec-95    10865          11150               11225
31-Jan-96    10951          11244               11328
29-Feb-96    10880          11201               11251
31-Mar-96    10847          11193               11216
30-Apr-96    10846          11204               11207
31-May-96    10846          11229               11215
30-Jun-96    10932          11310               11314
31-Jul-96    10965          11355               11354
31-Aug-96    10985          11397               11383
30-Sep-96    11097          11500               11509
31-Oct-96    11235          11630               11670
30-Nov-96    11348          11716               11782
31-Dec-96    11300          11719               11752
31-Jan-97    11357          11775               11806
28-Feb-97    11373          11803               11829
31-Mar-97    11337          11794               11791
30-Apr-97    11441          11890               11906
31-May-97    11524          11974               11993
30-Jun-97    11613          12056               12087
31-Jul-97    11778          12188               12266
31-Aug-97    11750          12200               12249
30-Sep-97    11854          12293               12363
31-Oct-97    11962          12384               12474
30-Nov-97    11995          12415               12498
31-Dec-97    12078          12498               12589
31-Jan-98    12210          12618               12735
28-Feb-98    12188          12629               12735
31-Mar-98    12237          12673               12780
30-Apr-98    12291          12735               12843
31-May-98    12362          12813               12921
30-Jun-98    12430          12885               12993
31-Jul-98    12476          12939               13048
31-Aug-98    12647          13120               13230
30-Sep-98    12862          13365               13478
31-Oct-98    12907          13403               13516
30-Nov-98    12882          13392               13505
31-Dec-98    12915          13438               13551
31-Jan-99    12952          13505               13618
28-Feb-99    12832          13390               13503
31-Mar-99    12930          13490               13604
30-Apr-99    12943          13535               13649
31-May-99    12893          13481               13594
30-Jun-99    12919          13519               13632
31-Jul-99    12949          13532               13646
31-Aug-99    12979          13562               13676
30-Sep-99    13075          13670               13785
31-Oct-99    13096          13707               13823
30-Nov-99    13114          13731               13846
31-Dec-99    13114          13720               13835
31-Jan-00    13081          13692               13807
29-Feb-00    13183          13796               13912
31-Mar-00    13309          13898               14015
30-Apr-00    13305          13901               14018
31-May-00    13361          13943               14060
30-Jun-00    13540          14135               14254
31-Jul-00    13626          14236               14355
31-Aug-00    13754          14371               14492
30-Sep-00    13880          14505               14627
31-Oct-00    13943          14567               14690
30-Nov-00    14101          14726               14850
31-Dec-00    14311          14944               15070
31-Jan-01    14490          15171               15299
28-Feb-01    14585          15296               15424
31-Mar-01    14691          15421               15551
30-Apr-01    14716          15439               15569
31-May-01    14817          15531               15661
30-Jun-01    14885          15590               15721
31-Jul-01    15119          15842               15975
31-Aug-01    15244          15970               16105
30-Sep-01    15460          16232               16369
31-Oct-01    15588          16432               16570
30-Nov-01    15407          16332               16469
31-Dec-01    15356          16296               16433
31-Jan-02    15422          16356               16494
28-Feb-02    15465          16456               16594
31-Mar-02    15314          16290               16427
30-Apr-02    15471          16519               16658
31-May-02    15598          16650               16790
30-Jun-02    15676          16793               16934
31-Jul-02    15817          16995               17138
31-Aug-02    15987          17148               17292
30-Sep-02    16184          17372               17518
31-Oct-02    16190          17369               17515
30-Nov-02    16127          17346               17492
31-Dec-02    16368          17620               17769
31-Jan-03    16406          17631               17779
28-Feb-03    16559          17793               17943
31-Mar-03    16605          17825               17975
30-Apr-03    16697          17911               18061
31-May-03    16871          18115               18267
30-Jun-03    16898          18135               18287
31-Jul-03    16649          17881               18031
31-Aug-03    16660          17890               18040
30-Sep-03    16949          18190               18343
31-Oct-03    16844          18072               18224
30-Nov-03    16834          18074               18226
31-Dec-03    16941          18211               18365
31-Jan-04    16998          18284               18438
29-Feb-04    17118          18427               18582

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Results for the report period are not annualized.

1 The fund changed its benchmark on 2/28/98, when it changed from being a government bond fund to its current strategy. Benchmark performance shown here is the Lehman Brothers Short (1-3 Year) U.S. Government Bond Index from fund inception through 2/28/98 and the Lehman Brothers Mutual Fund Short (1-5
  Year) U.S. Government/Credit Index from 3/1/98 through the end of the report period. Benchmark performance for the one-year period is the Lehman Brothers Mutual Fund Short (1-5 Year) U.S. Government/Credit Index. Fund expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the fund's total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


10 Schwab Bond Funds

SCHWAB SHORT-TERM BOND MARKET FUND

FUND FACTS as of 2/29/04

STATISTICS

                                                              FUND      INDEX 1
--------------------------------------------------------------------------------
NUMBER OF HOLDINGS                                             128       1,906
--------------------------------------------------------------------------------
FUND CATEGORY 2
   Interest Rate Sensitivity                                  Short       n/a
   Credit Quality                                              High       n/a
--------------------------------------------------------------------------------
30-DAY SEC YIELD 3                                             2.45%      n/a
--------------------------------------------------------------------------------
30-DAY SEC YIELD - NO WAIVER 4                                 2.44%      n/a
--------------------------------------------------------------------------------
12-MONTH DISTRIBUTION YIELD 3                                  3.00%      n/a
--------------------------------------------------------------------------------
YIELD TO MATURITY                                              2.68%      2.26%
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MATURITY                                     2.5 yrs    2.7 yrs
--------------------------------------------------------------------------------
WEIGHTED AVERAGE DURATION                                     2.4 yrs    2.5 yrs
--------------------------------------------------------------------------------
WEIGHTED AVERAGE CREDIT QUALITY                                 AA         AA
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE 5                                       54%       n/a
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION

These charts show three different views of the fund's portfolio: by type of security, credit quality of the security and remaining maturity. All figures are shown as a percentage of the fund's investments.

BY SECURITY TYPE

[PIE CHART]

53.3% U.S. GOVERNMENT SECURITIES
29.6% CORPORATE BONDS
 8.1% ASSET-BACKED OBLIGATIONS
 5.0% MORTGAGE-BACKED SECURITIES
 2.4% COMMERICAL PAPER & OTHER CORPORATE OBLIGATIONS
 1.0% PREFERRED STOCK
 0.4% MUNICIPAL BONDS
 0.2% OTHER INVESTMENT COMPANIES

BY CREDIT QUALITY 6

[PIE CHART]

63.0% AAA
 1.5% AA
 9.0% A
19.1% BBB
 4.8% BB
 2.6% SHORT-TERM RATINGS OR UNRATED SECURITIES

BY MATURITY

[PIE CHART]

13.0% 0-6 MONTHS
15.9% 7-18 MONTHS
23.9% 19-30 MONTHS
47.2% MORE THAN 30 MONTHS

  Portfolio holdings may have changed since the report date.

1 The Lehman Brothers Mutual Fund Short (1-5 Year) U.S. Government/Credit
  Index.

2 Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 2/29/04 and is not a precise indication of risk or performance --past, present or future. Definitions of fund categories: Sensitivity (measured as duration): Short, up to 3.5 years; Medium, more than 3.5 years to less than six years; Long, six years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.

3 Fund expenses have been partially absorbed by CSIM and Schwab. The yield does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

4 Yield if fund expenses had not been partially absorbed by CSIM and Schwab.

5 Not annualized.

6 Based on ratings by Standard & Poor's and Moody's. Where ratings are different, the chart uses the higher rating.


                                                            Schwab Bond Funds 11

SCHWAB TOTAL BOND MARKET FUND

PERFORMANCE as of 2/29/04

AVERAGE ANNUAL TOTAL RETURNS 1,2

This bar chart compares performance of the fund with its benchmark indices and Morningstar category.

[BAR CHART]

                     Benchmark -- Blended:
                        LEHMAN BROTHERS
                         GENERAL U.S.
                          GOVERNMENT
                        BOND INDEX and       Benchmark -- Current:       Fund Category:
                        LEHMAN BROTHERS         LEHMAN BROTHERS           MORNINGSTAR
                        U.S. AGGREGATE          U.S. AGGREGATE         INTERMEDIATE-TERM
             FUND         BOND INDEX              BOND INDEX                  BOND
6 MONTHS     4.78%                                   4.92%                   4.87%
1 YEAR       4.38%                                   4.54%                   5.04%
5 YEARS      6.77%                                   7.24%                   6.30%
10 YEARS     6.87%           7.07%                   7.19%                   6.31%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 1

This graph shows performance over ten years of a hypothetical $10,000 investment in the fund, compared with a similar investment in its benchmark indices.

$19,451 FUND
$19,806 LEHMAN BROTHERS GENERAL U.S. GOVERNMENT BOND INDEX and LEHMAN BROTHERS
        U.S. AGGREGATE BOND INDEX
$20,025 LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX

[LINE GRAPH]

                      LEHMAN BROTHERS
                       GENERAL U.S.
                        GOVERNMENT
                      BOND INDEX and
                      LEHMAN BROTHERS     LEHMAN BROTHERS
                      U.S. AGGREGATE      U.S. AGGREGATE
              FUND      BOND INDEX          BOND INDEX
28-Feb-94    10000         10000               10000
31-Mar-94     9693          9775                9754
30-Apr-94     9590          9698                9676
31-May-94     9541          9685                9674
30-Jun-94     9510          9663                9653
31-Jul-94     9711          9841                9845
31-Aug-94     9705          9843                9857
30-Sep-94     9531          9704                9712
31-Oct-94     9518          9697                9703
30-Nov-94     9513          9680                9681
31-Dec-94     9600          9739                9748
31-Jan-95     9813          9920                9941
28-Feb-95    10098         10133               10178
31-Mar-95    10165         10197               10240
30-Apr-95    10325         10331               10383
31-May-95    10839         10747               10785
30-Jun-95    10855         10830               10864
31-Jul-95    10763         10790               10840
31-Aug-95    10969         10916               10971
30-Sep-95    11107         11021               11077
31-Oct-95    11315         11188               11221
30-Nov-95    11545         11363               11389
31-Dec-95    11756         11524               11549
31-Jan-96    11796         11594               11625
29-Feb-96    11452         11358               11423
31-Mar-96    11318         11263               11343
30-Apr-96    11159         11191               11279
31-May-96    11117         11172               11257
30-Jun-96    11272         11316               11408
31-Jul-96    11277         11345               11438
31-Aug-96    11220         11320               11419
30-Sep-96    11487         11508               11618
31-Oct-96    11809         11761               11876
30-Nov-96    12105         11965               12079
31-Dec-96    11890         11843               11966
31-Jan-97    11886         11856               12003
28-Feb-97    11908         11873               12033
31-Mar-97    11716         11747               11900
30-Apr-97    11956         11916               12078
31-May-97    12075         12019               12193
30-Jun-97    12252         12153               12338
31-Jul-97    12674         12499               12671
31-Aug-97    12473         12375               12564
30-Sep-97    12706         12561               12750
31-Oct-97    12981         12778               12934
30-Nov-97    12993         12843               12994
31-Dec-97    13067         12978               13125
31-Jan-98    13256         13173               13293
28-Feb-98    13219         13137               13283
31-Mar-98    13244         13182               13328
30-Apr-98    13311         13250               13397
31-May-98    13435         13376               13524
30-Jun-98    13527         13490               13639
31-Jul-98    13568         13518               13668
31-Aug-98    13823         13738               13891
30-Sep-98    14160         14060               14216
31-Oct-98    14078         13985               14140
30-Nov-98    14099         14065               14221
31-Dec-98    14166         14107               14264
31-Jan-99    14284         14207               14365
28-Feb-99    14008         13959               14114
31-Mar-99    14103         14036               14191
30-Apr-99    14107         14080               14237
31-May-99    13944         13957               14111
30-Jun-99    13893         13912               14066
31-Jul-99    13860         13853               14007
31-Aug-99    13841         13847               14000
30-Sep-99    14027         14007               14162
31-Oct-99    14067         14059               14215
30-Nov-99    14075         14058               14213
31-Dec-99    14019         13990               14145
31-Jan-00    13960         13944               14099
29-Feb-00    14118         14113               14269
31-Mar-00    14332         14299               14458
30-Apr-00    14244         14257               14416
31-May-00    14190         14250               14408
30-Jun-00    14511         14547               14708
31-Jul-00    14639         14679               14842
31-Aug-00    14858         14892               15057
30-Sep-00    14951         14986               15152
31-Oct-00    15034         15085               15252
30-Nov-00    15283         15332               15502
31-Dec-00    15573         15617               15790
31-Jan-01    15781         15872               16048
28-Feb-01    15918         16010               16187
31-Mar-01    16037         16090               16268
30-Apr-01    15985         16022               16200
31-May-01    16098         16118               16297
30-Jun-01    16188         16180               16359
31-Jul-01    16556         16542               16726
31-Aug-01    16742         16732               16918
30-Sep-01    16894         16927               17114
31-Oct-01    17197         17280               17472
30-Nov-01    16950         17042               17231
31-Dec-01    16844         16933               17120
31-Jan-02    16977         17070               17259
28-Feb-02    17087         17235               17427
31-Mar-02    16781         16949               17137
30-Apr-02    17016         17278               17470
31-May-02    17185         17425               17618
30-Jun-02    17317         17577               17772
31-Jul-02    17485         17789               17987
31-Aug-02    17773         18090               18291
30-Sep-02    18059         18383               18587
31-Oct-02    17927         18298               18501
30-Nov-02    17932         18293               18496
31-Dec-02    18323         18672               18879
31-Jan-03    18373         18688               18896
28-Feb-03    18636         18946               19156
31-Mar-03    18617         18931               19141
30-Apr-03    18777         19088               19300
31-May-03    19135         19443               19659
30-Jun-03    19081         19404               19620
31-Jul-03    18434         18752               18960
31-Aug-03    18565         18876               19086
30-Sep-03    19076         19376               19591
31-Oct-03    18928         19196               19409
30-Nov-03    18943         19242               19456
31-Dec-03    19120         19439               19654
31-Jan-04    19268         19594               19811
29-Feb-04    19451         19806               20025

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Results for the report period are not annualized.

1 The fund changed its benchmark on 2/28/98, when it changed from being a government bond fund to its current strategy. Benchmark performance shown here is the Lehman Brothers General U.S. Government Bond Index from fund inception through 2/28/98 and the Lehman Brothers U.S. Aggregate Bond Index from 3/1/98 through the end of the report period. Benchmark performance for the one-year period is the Lehman U.S. Aggregate Bond Index. Fund expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the fund's total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


12 Schwab Bond Funds

SCHWAB TOTAL BOND MARKET FUND

FUND FACTS as of 2/29/04

STATISTICS

                                                              FUND      INDEX 1
--------------------------------------------------------------------------------
NUMBER OF HOLDINGS                                             260       6,784
--------------------------------------------------------------------------------
FUND CATEGORY 2
   Interest Rate Sensitivity                                  Medium       n/a
   Credit Quality                                              High        n/a
--------------------------------------------------------------------------------
30-DAY SEC YIELD 3                                             3.28%       n/a
--------------------------------------------------------------------------------
12-MONTH DISTRIBUTION YIELD 3                                  3.43%       n/a
--------------------------------------------------------------------------------
YIELD TO MATURITY                                              4.42%      3.89%
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MATURITY                                     5.0 yrs    7.4 yrs
--------------------------------------------------------------------------------
WEIGHTED AVERAGE DURATION                                     4.2 yrs    4.4 yrs
--------------------------------------------------------------------------------
WEIGHTED AVERAGE CREDIT QUALITY                                  AA        AAA
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE 4                                       140%       n/a
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

PORTFOLIO COMPOSITION

These charts show three different views of the fund's portfolio: by type of security, credit quality of the security and remaining maturity. All figures are shown as a percentage of the fund's investments.

BY SECURITY TYPE

[PIE CHART]

30.0% MORTGAGE-BACKED SECURITIES
27.3% CORPORATE BONDS
22.5% U.S. GOVERNMENT SECURITIES
16.2% ASSET-BACKED OBLIGATIONS
 1.9% COMMERICAL PAPER & OTHER CORPORATE OBLIGATIONS
 1.5% PREFERRED STOCK
 0.5% MUNICIPAL BONDS
 0.1% OTHER INVESTMENT COMPANIES

BY CREDIT QUALITY 5

[PIE CHART]

62.7% AAA
 3.6% AA
 9.1% A
18.2% BBB
 4.4% BB
 2.0% SHORT-TERM RATINGS OR UNRATED SECURITIES

BY MATURITY

[PIE CHART]

25.4% 0-1 YEAR
63.8% 2-10 YEARS
 5.6% 11-20 YEARS
 5.2% 21-30 YEARS

  Portfolio holdings may have changed since the report date.

1 The Lehman Brothers U.S. Aggregate Bond Index.

2 Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 2/29/04 and is not a precise indication of risk or performance--past, present or future. Definitions of fund categories:
  Sensitivity (measured as duration): Short, up to 3.5 years; Medium, more than
  3.5 years to less than six years; Long, six years or greater. Credit quality:
  High, AA or better; Medium, A or BBB; Low, BB or lower.

3 The yield does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

4 Not annualized.

5 Based on ratings by Standard & Poor's and Moody's. Where ratings are different, the chart uses the higher rating.


                                                            Schwab Bond Funds 13

SCHWAB GNMA FUND

INVESTOR SHARES PERFORMANCE as of 2/29/04

TOTAL RETURNS 1,2

This bar chart compares performance of the fund's Investor Shares with its benchmark and Morningstar category.

[BAR CHART]


                                              Benchmark:            Fund Category:
                             Fund:              LEHMAN               MORNINGSTAR
                           INVESTOR            BROTHERS              INTERMEDIATE
                            SHARES            GNMA INDEX              GOVERNMENT
6 MONTHS                     3.33%               3.68%                   4.13%
SINCE INCEPTION (3/3/03)     2.19%               3.27%                   2.68%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 1

This graph shows performance since inception of a hypothetical $10,000 investment in the fund's Investor Shares compared with a similar investment in its benchmark.

$10,219  INVESTOR SHARES
$10,327  LEHMAN BROTHERS GNMA INDEX

[LINE GRAPH]


                              LEHMAN
              INVESTOR       BROTHERS
DATE           SHARES       GNMA INDEX
 3-Mar-03       10000         10000
31-Mar-03        9984         10007
30-Apr-03       10009         10031
31-May-03       10035         10031
30-Jun-03       10048         10061
31-Jul-03        9887          9895
31-Aug-03        9889          9959
30-Sep-03       10056         10104
31-Oct-03       10006         10078
30-Nov-03       10053         10112
31-Dec-03       10113         10207
31-Jan-04       10161         10258
29-Feb-04       10219         10327

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Results for the report period are not annualized.

1 Fund expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the fund's total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


14 Schwab Bond Funds

SCHWAB GNMA FUND

SELECT SHARES PERFORMANCE as of 2/29/04

TOTAL RETURNS 1,2

This bar chart compares performance of the fund's Select Shares with its benchmark and Morningstar category.

[BAR CHART]


                                              Benchmark:            Fund Category:
                              Fund:             LEHMAN               MORNINGSTAR
                             SELECT            BROTHERS              INTERMEDIATE
                             SHARES           GNMA INDEX              GOVERNMENT
6 MONTHS                      3.37%              3.68%                   4.13%
SINCE INCEPTION (3/3/03)      2.23%              3.27%                   2.68%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $50,000 INVESTMENT 1

This graph shows performance since inception of a hypothetical $50,000 investment (the minimum investment for this share class) in the fund's Select Shares, compared with a similar investment in its benchmark.

$51,115   SELECT SHARES
$51,633   LEHMAN BROTHERS GNMA INDEX

[LINE GRAPH]

                              LEHMAN
                SELECT       BROTHERS
                SHARES      GNMA INDEX
03-Mar-03        50000        50000
31-Mar-03        49920        50035
30-Apr-03        50045        50155
31-May-03        50175        50155
30-Jun-03        50290        50306
31-Jul-03        49435        49476
31-Aug-03        49445        49797
30-Sep-03        50280        50519
31-Oct-03        50080        50388
30-Nov-03        50265        50559
31-Dec-03        50620        51034
31-Jan-04        50815        51290
29-Feb-04        51115        51633

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Results for the report period are not annualized.

1 Fund expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the fund's total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


                                                            Schwab Bond Funds 15

SCHWAB GNMA FUND

FUND FACTS as of 2/29/04

STATISTICS

                                                               FUND     INDEX 1
--------------------------------------------------------------------------------
NUMBER OF HOLDINGS                                              64         128
--------------------------------------------------------------------------------
FUND CATEGORY 2
   Interest Rate Sensitivity                                   Short       n/a
   Credit Quality                                               High       n/a
--------------------------------------------------------------------------------
30-DAY SEC YIELD 3
   Investor Shares                                              2.84%      n/a
   Select Shares                                                3.03%      n/a
--------------------------------------------------------------------------------
30-DAY SEC YIELD - NO WAIVER 4
   Investor Shares                                              2.45%      n/a
   Select Shares                                                2.60%      n/a
--------------------------------------------------------------------------------
12-MONTH DISTRIBUTION YIELD 3
   Investor Shares                                              3.67%      n/a
   Select Shares                                                3.71%      n/a
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MATURITY                                      4.5 yrs   6.1 yrs
--------------------------------------------------------------------------------
WEIGHTED AVERAGE DURATION                                      2.2 yrs   2.2 yrs
--------------------------------------------------------------------------------
WEIGHTED AVERAGE CREDIT QUALITY                                  AAA       AAA
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE 5                                        106%      n/a
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

PORTFOLIO COMPOSITION

These charts show three different views of the fund's portfolio: by type of security, credit quality of the security and remaining maturity. All figures are shown as a percentage of the fund's investments.

BY SECURITY TYPE

[PIE CHART]

87.7% MORTGAGE-BACKED SECURITIES
 5.3% U.S. GOVERNMENT SECURITIES
 3.6% ASSET-BACKED OBLIGATIONS
 2.1% COMMERICAL PAPER & OTHER CORPORATE OBLIGATIONS
 1.3% OTHER INVESTMENT COMPANIES

BY CREDIT QUALITY 6

[PIE CHART]

95.0% AAA
 3.7% A
 1.3% SHORT-TERM RATINGS OR UNRATED SECURITIES

BY MATURITY

[PIE CHART]

 5.8% 0-6 MONTHS
 2.5% 7-18 MONTHS
11.0% 19-30 MONTHS
80.7% MORE THAN 30 MONTHS

  Portfolio holdings may have changed since the report date.

1 The Lehman Brothers GNMA Index.

2 Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 2/29/04 and is not a precise indication of risk or performance --past, present or future. Definitions of fund categories: Sensitivity (measured as duration): Short, up to 3.5 years; Medium, more than 3.5 years to less than six years; Long, six years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.

3 Fund expenses have been partially absorbed by CSIM and Schwab. The yields do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

4 Yield if fund expenses had not been partially absorbed by CSIM and Schwab.

5 Not annualized.

6 Based on ratings by Standard & Poor's and Moody's. Where ratings are different, the chart uses the higher rating.


16 Schwab Bond Funds

SCHWAB YIELDPLUS FUND

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                  9/1/03-    9/1/02-    9/1/01-   9/1/00-   10/1/99 1-
INVESTOR SHARES                                  2/29/04*    8/31/03    8/31/02   8/31/01   8/31/00
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period              9.70       9.75      10.00      9.92     10.00
                                                ------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                            0.12       0.30       0.42      0.62      0.61
   Net realized and unrealized gains or losses      0.04      (0.02)     (0.23)     0.08     (0.08)
                                                ------------------------------------------------------------------------------------
   Total income from investment operations          0.16       0.28       0.19      0.70      0.53
Less distributions:
   Dividends from net investment income            (0.12)     (0.33)     (0.44)    (0.62)    (0.61)
                                                ------------------------------------------------------------------------------------
Net asset value at end of period                    9.74       9.70       9.75     10.00      9.92
                                                ------------------------------------------------------------------------------------
Total return (%)                                    1.69 2     2.95       1.89      7.33      5.44 2

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                           0.59 3     0.59       0.55      0.55      0.56 3 4
   Gross operating expenses                         0.59 3     0.59       0.62      0.71      0.80 3
   Net investment income                            2.49 3     3.08       4.36      6.03      6.72 3
Portfolio turnover rate                               44 2      109         42       106        81 2
Net assets, end of period ($ x 1,000,000)            452        410        392       185        53

* Unaudited.

1 Commencement of operations.

2 Not annualized.

3 Annualized.

4 The ratio of net operating expenses would have been 0.55% if certain non-routine expenses (proxy fees) had not been included.


                                                         See financial notes. 17

SCHWAB YIELDPLUS FUND

                                                  9/1/03-    9/1/02-    9/1/01-   9/1/00-   10/1/99 1-
SELECT SHARES                                    2/29/04*    8/31/03    8/31/02   8/31/01   8/31/00
-------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period              9.70       9.75      10.00      9.92     10.00
                                                -------------------------------------------------------------------
Income from investment operations:
   Net investment income                            0.13       0.32       0.44      0.64      0.62
   Net realized and unrealized gains or losses      0.03      (0.02)     (0.24)     0.08     (0.08)
                                                -------------------------------------------------------------------
   Total income from investment operations          0.16       0.30       0.20      0.72      0.54

Less distributions:
   Dividends from net investment income            (0.13)     (0.35)     (0.45)    (0.64)    (0.62)
                                                -------------------------------------------------------------------
Net asset value at end of period                    9.73       9.70       9.75     10.00      9.92
                                                -------------------------------------------------------------------
Total return (%)                                    1.66 2     3.10       2.04      7.50      5.58 2

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                           0.44 3     0.44       0.40      0.40      0.41 3 4
   Gross operating expenses                         0.44 3     0.44       0.47      0.56      0.65 3
   Net investment income                            2.64 3     3.23       4.52      6.18      6.88 3
Portfolio turnover rate                               44 2      109         42       106        81 2
Net assets, end of period ($ x 1,000,000)          1,729      1,476      1,443       772       219

* Unaudited.

1 Commencement of operations.

2 Not annualized.

3 Annualized.

4 The ratio of net operating expenses would have been 0.40% if certain non-routine expenses (proxy fees) had not been included.


18 See financial notes.

SCHWAB YIELDPLUS FUND

PORTFOLIO HOLDINGS as of February 29, 2004, unaudited

This section shows all the securities in the fund's portfolio and their market value, as of the report date. We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 =  Delayed-delivery security

 ~  Variable rate security

 /  Callable securities

 @  Collateral for futures contracts

 *  Security is valued at fair value
    (see Accounting Policies)

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity shown is the later of the next interest rate change date or demand date.

                                                          COST           VALUE
HOLDINGS BY CATEGORY                                    ($x1,000)      ($x1,000)
---------------------------------------------------------------------------------
 51.1%      CORPORATE BONDS                            1,103,583      1,114,983

 30.1%      ASSET-BACKED OBLIGATIONS                     649,352        655,995

 15.3%      MORTGAGE-BACKED SECURITIES                   330,408        332,832

  0.7%      MUNICIPAL BONDS                               15,000         15,049

  0.2%      U.S. GOVERNMENT SECURITIES                     4,000          3,998

  5.5%      COMMERCIAL PAPER & OTHER CORPORATE
            OBLIGATIONS                                  119,368        119,368

  3.0%      PREFERRED STOCK                               65,530         65,619

  0.0%      OTHER INVESTMENT COMPANIES                       773            773
---------------------------------------------------------------------------------
105.9%      TOTAL INVESTMENTS                          2,288,014      2,308,617

 (5.9)%     OTHER ASSETS AND
            LIABILITIES                                                (127,845)
--------------------------------------------------------------------------------
100.0%      NET ASSETS                                                2,180,772

     SECURITY
     SERIES                                           FACE AMOUNT        VALUE
        RATE, MATURITY DATE                           ($ x 1,000)     ($ x 1,000)
      CORPORATE BONDS 51.1% of net assets

      FINANCE 21.1%
      ---------------------------------------------------------------------------

      BANKING  8.3%

      AB SPINTAB, 144A
   /~    2.16%, 04/30/04                                    6,500           6,608
   @/    7.50%, 08/14/49                                      900           1,001

   /~ ARTESIA OVERSEAS, LTD.
         1.87%, 05/25/04                                   10,000          10,000

   /~ BANKBOSTON CAPITAL TRUST III
         1.92%, 03/15/04                                    9,500           9,270

/~(7) BNP PARIBAS
         1.80%, 03/22/04                                   27,500          27,247

   /~ CHASE CAPITAL VI
      Series F
         1.76%, 05/03/04                                   13,000          12,558

   /~ CULLEN/FROST CAPITAL TRUST I
         2.68%, 06/01/04                                   15,000          15,187

/~(4) DEUTSCHE BANK CAPITAL TRUST, 144A
      Class B
         2.97%, 03/30/04                                   33,000          34,698

   /~ FLEET CAPITAL TRUST V
         2.17%, 03/18/04                                   15,000          15,000

   /~ PNC CAPITAL TRUST
         1.74%, 03/01/04                                    7,000           6,571

    @ PNC FUNDING CORP.
         7.75%, 06/01/04                                    1,350           1,371

    / SOCGEN REAL ESTATE, L.L.C., 144A
      Series A
         7.64%, 12/29/49                                   11,120          12,743

    ~ SOCIETE GENERALE
         1.75%, 04/21/04                                   17,100          17,353

   @/ SVENSKA HANDELSBANKEN, 144A
         7.13%, 03/07/49                                   10,000          11,153
                                                                          -------
                                                                          180,760
      BROKERAGE 6.9%

 ~(5) BEAR STEARNS CO., INC.
         1.77%, 03/29/04                                   30,000          30,411

   /~ CREDIT SUISSE FINANCIAL PRODUCTS
         1.93%, 03/08/04                                   20,400          20,201


                                                         See financial notes. 19

SCHWAB YIELDPLUS FUND

PORTFOLIO HOLDINGS continued

      SECURITY
      SERIES                                          FACE AMOUNT       VALUE
         RATE, MATURITY DATE                          ($ x 1,000)    ($ x 1,000)
 ~(3) GOLDMAN SACHS GROUP, INC.
         1.29%, 04/09/04                                   40,000         40,010

      MERRILL LYNCH & CO.
      Series B
    ~    1.49%, 03/08/04                                    8,000          8,030
    ~    1.37%, 03/18/04                                    5,000          5,010

 ~(2) MORGAN STANLEY
         1.27%, 05/24/04                                   47,600         47,623
                                                                         -------
                                                                         151,285
      FINANCE COMPANIES   3.8%

   /~ CAPITAL ONE CAPITAL I, 144A
         2.68%, 05/03/04                                    7,000          6,823

    ~ COUNTRYWIDE HOME LOAN
      Series L
         1.65%, 03/02/04                                   12,000         12,093

      INTERNATIONAL LEASE FINANCE CORP.
      Series O
    ~    2.42%, 04/15/04                                   10,000         10,165
    ~    2.33%, 05/03/04                                   10,000         10,157

    @ PHH CORP.
         6.00%, 03/01/08                                   13,000         14,137

 ~(6) SLM CORP.
         1.34%, 04/26/04                                   30,155         30,249
                                                                         -------
                                                                          83,624
      FINANCIAL OTHER 0.5%

    ~ NATIONAL CONSUMER COOPERATIVE BANK
      Series B
         3.38%, 05/05/04                                   10,000         10,024

      INSURANCE 1.1%

   @/ LINCOLN NATIONAL CORP.
         9.13%, 10/01/24                                    5,500          5,946

   @/ NATIONWIDE CSN TRUST, 144A
         9.88%, 02/15/25                                   10,000         11,645

    / NATIONWIDE MUTUAL INSURANCE, 144A
         7.50%, 02/15/24                                    6,305          6,525
                                                                         -------
                                                                          24,116
      REAL ESTATE INVESTMENT TRUST 0.5%

    @ EOP OPERATING, L.P.
         6.50%, 06/15/04                                    1,015          1,030

      SIMON DEBARTOLO
         6.75%, 07/15/04                                   10,000         10,187
                                                                         -------
                                                                          11,217

      INDUSTRIAL 25.2%
      --------------------------------------------------------------------------
      BASIC INDUSTRY 0.7%

      GEORGIA-PACIFIC CORP.
    /    9.50%, 05/15/22                                    2,000          2,080
    /    9.63%, 03/15/22                                    8,000          8,360

      LOUISIANA PACIFIC CORP.
         8.50%, 08/15/05                                    4,427          4,787
                                                                         -------
                                                                          15,227

      CAPITAL GOODS 2.2%

    @ ALLIED WASTE NORTH AMERICA
      Series B
         7.63%, 01/01/06                                    7,000          7,455

      BAE ASSET SYSTEMS 2001 ASSET TRUST, 144A
      Series 2001 Class G
         6.66%, 09/15/13                                    7,604          8,552

      NORTHROP GRUMMAN CORP.
         9.38%, 10/15/24                                    5,505          5,994

    ~ RAYTHEON CO.
         1.64%, 03/10/04                                    5,000          5,002

    @ TYCO INTERNATIONAL GROUP, SA
         6.38%, 02/15/06                                   14,000         14,922


   @/ WASTE MANAGEMENT, INC.
         8.75%, 05/01/18                                    4,250          4,962
                                                                         -------
                                                                          46,887
      COMMUNICATIONS 6.8%

    @ CHANCELLOR MEDIA / CLEAR CHANNEL COMMUNICATION
         8.00%, 11/01/08                                    9,570         11,173

   @/ CONTINENTAL CABLEVISION
         9.50%, 08/01/13                                   14,225         16,291

   @/ DIRECTV HOLDINGS
         8.38%, 03/15/13                                    8,000          9,140

   ~/ ECHOSTAR DBS CORP., 144A
         4.41%, 04/01/04                                    9,750         10,189

    @ FRANCE TELECOM
         8.70%, 03/01/06                                    5,422          6,006

    @ NEWS AMERICA, INC.
         6.70%, 05/21/04                                    8,200          8,276


20 See financial notes.

SCHWAB YIELDPLUS FUND

      SECURITY
      SERIES                                          FACE AMOUNT       VALUE
         RATE, MATURITY DATE                          ($ x 1,000)    ($ x 1,000)
   @~ ORANGE, PLC
         9.00%, 06/01/09                                   13,365         14,182

    @ ROGERS CABLE SYSTEMS, LTD.
      Series B
         10.00%, 03/15/05                                  14,285         15,374

    @ SPRINT CAPITAL CORP.
         7.13%, 01/30/06                                   14,000         15,231

 @(9) TELEFONOS DE MEXICO, SA
         8.25%, 01/26/06                                   20,000         22,125

    ~ VERIZON WIRELESS CAPITAL, 144A
         1.19%, 05/24/04                                   20,300         20,281
                                                                         -------
                                                                         148,268
      CONSUMER CYCLICAL  10.9%

    / AMERICAN AXLE & MANUFACTURING, INC.
         9.75%, 03/01/09                                   14,107         14,865

    @ AUTONATION, INC.
         9.00%, 08/01/08                                   10,550         12,238

    @ CEASARS ENTERTAINMENT
         8.50%, 11/15/06                                    9,080         10,101

      CENTEX CORP.
    ~ Series D
         3.24%, 03/02/04                                   10,000         10,388
    ~ Series E
         3.17%, 05/21/04                                    5,000          5,059

    ~ DAIMLER-CHRYSLER, N.A. HOLDINGS
         2.13%, 05/10/04                                   10,000         10,117

    ~ FORD MOTOR CREDIT
         1.56%, 04/19/04                                   10,000          9,935

      GAP, INC.
         9.90%, 12/15/05                                    5,000          5,612

    ~ GENERAL MOTORS ACCEPTANCE CORP.
         2.00%, 05/18/04                                   15,000         14,990

      HYATT EQUITIES, L.L.C., 144A
         6.88%, 06/15/07                                    1,080          1,169

      INTERNATIONAL SPEEDWAY CORP.
         7.88%, 10/15/04                                   14,000         14,508

    @ LEAR CORP.
      Series B
         7.96%, 05/15/05                                   14,560         15,579

    ~ LIBERTY MEDIA CORP.
         2.67%, 03/15/04                                   15,000         15,209

    @ MANDALAY RESORT GROUP
         6.45%, 02/01/06                                    9,975         10,474

    @ MGM GRAND, INC.
         6.95%, 02/01/05                                    9,475          9,890

    @ MGM MIRAGE, INC.
         6.75%, 08/01/07                                    4,000          4,320

      MOHEGAN TRIBAL GAMING
         8.13%, 01/01/06                                    2,500          2,700

    @ PULTE HOMES, INC.
         8.38%, 08/15/04                                    1,500          1,531

      ROYAL CARIBBEAN CRUISES
         8.25%, 04/01/05                                    1,490          1,579
    @    7.25%, 08/15/06                                    8,950          9,644

      RYLAND GROUP, INC.
   @/    9.75%, 09/01/10                                   14,430         16,450
   @/    9.13%, 06/15/11                                      500            569

      SCHULER HOMES
         9.38%, 07/15/09                                    9,464         10,600

    ~ SEARS ROEBUCK ACCEPTANCE CORP.
         3.12%, 04/23/04                                   14,000         14,025

    / STANDARD PACIFIC CORP.
         9.50%, 09/15/10                                    6,160          6,930

      TOLL CORP.
   @/    8.00%, 05/01/09                                    2,500          2,622
   @/    8.25%, 02/01/11                                    6,810          7,576
                                                                         -------
                                                                         238,680
      CONSUMER NON-CYCLICAL 2.6%

    / ANHEUSER-BUSCH COS., INC.
         7.00%, 12/01/25                                    2,730          3,031

      BAUSCH & LOMB, INC.
         6.75%, 12/15/04                                    2,595          2,699
    @    6.50%, 08/01/05                                   10,205         10,779

      CAREMARK RX, INC.
         7.38%, 10/01/06                                    1,001          1,106

    @ CONSTELLATION BRANDS, INC.
         8.63%, 08/01/06                                    8,500          9,435

    / EXPRESS SCRIPTS, INC.
         9.63%, 06/15/09                                    1,905          2,038

      HCA, INC.
    @    7.15%, 03/30/04                                    7,168          7,190
    @    6.91%, 06/15/05                                    7,145          7,517


                                                         See financial notes. 21

SCHWAB YIELDPLUS FUND

    PORTFOLIO HOLDINGS continued

      SECURITY
      SERIES                                          FACE AMOUNT       VALUE
         RATE, MATURITY DATE                          ($ x 1,000)    ($ x 1,000)
   /~ LILLY DEL MAR, INC., 144A
         2.33%, 05/05/04                                    5,000          4,991

    ~ SAFEWAY, INC.
         1.63%, 05/01/04                                    8,000          8,009
                                                                          ------
                                                                          56,795
      ENERGY  1.0%

   @/ HUSKY OIL LTD.
         8.90%, 08/15/08                                    9,701         11,350

    @ PIONEER NATURAL RESOURCES
         8.25%, 08/15/07                                    9,050         10,434
                                                                          ------
                                                                          21,784

      TRANSPORTATION  1.0%

    @ ERAC U.S.A. FINANCE CO., 144A
         6.95%, 03/01/04                                    3,575          3,575

    ~ HERTZ CORP.
         1.66%, 05/13/04                                   13,400         13,396

    @ NORFOLK SOUTHERN CORP.
         8.38%, 05/15/05                                    3,695          3,995
                                                                          ------
                                                                          20,966
      SOVEREIGN  0.9%
      --------------------------------------------------------------------------

    ~ PEMEX PROJECT FUNDING MASTER TRUST
         2.65%, 04/07/04                                   10,000         10,045

    ~ UNITED MEXICAN STATES
         1.84%, 04/13/04                                   10,000         10,085
                                                                          ------
                                                                          20,130
      UTILITIES  3.9%
      --------------------------------------------------------------------------

      ELECTRIC  3.9%

    @ CINERGY CORP.
         6.25%, 09/01/04                                   10,000         10,209

      INDIANA MICHIGAN POWER
      Series A
         6.88%, 07/01/04                                   10,000         10,190

   /~ NISOURCE FINANCE CORP.
         1.88%, 05/04/04                                   14,000         14,001

      PENNSYLVANIA ELECTRIC CO.
      Series A
         5.75%, 04/01/04                                   15,000         15,052

    ~ PEPCO HOLDINGS, INC.
         1.92%, 05/17/04                                   10,000         10,000

   /~ PINNACLE WEST CAPITAL CORP.
          1.93%, 05/03/04                                  10,175         10,184

    @ RELIANT ENERGY RESOURCES
      Series B
         8.13%, 07/15/05                                    9,876         10,575

    ~ SOUTHERN CALIFORNIA EDISON
         1.42%, 04/13/04                                    5,000          5,009
                                                                          ------
                                                                          85,220
      ASSET-BACKED OBLIGATIONS  30.1% of net assets

      ALTER MONETA RECEIVABLES, L.L.C.
      Series 2003-1
         2.56%, 03/15/11                                    7,128          7,138

      AMERIQUEST MORTGAGE SECURITIES, INC.
    ~ Series 2003-IA1 Class M2
         2.74%, 03/25/04                                    3,891          3,963

    ~ Series 2003-6 Class M2
         2.94%, 03/25/04                                    5,000          5,175

    ~ Series 2003-AR2 Class M2
         3.12%, 03/25/04                                    5,000          5,160
    ~ Series 2003-AR3 Class M2
         3.14%, 03/25/04                                    5,000          5,161

    ~ AMORTIZING RESIDENTIAL COLLATERAL TRUST
      Series 2002-BC1 Class M2
         2.19%, 03/25/04                                    0,000         10,037

      AQ FINANCE NIM TRUST
      Series 2003-N11A
         7.14%, 08/25/33                                    2,618          2,629

      ARGENT NIM TRUST
    * Series 2003-N7 Class 2A1
         5.75%, 03/27/34                                    6,468          6,468
    * Series 2003-N7 Class 2A2
         9.75%, 03/27/34                                    2,000          2,000

    ~ ARGENT SECURITIES, INC.
      Series 2003-W7 Class M2
         2.84%, 03/25/04                                   15,750         16,094

      ASSET BACKED FUNDING CERTIFICATES
    ~ Series 2003-AHL1 Class M1
         1.94%, 03/25/04                                    7,500          7,568
  *~= Series 2004-OPT2 Class M2
         2.10%, 03/25/04                                   11,868         11,878
    ~ Series 2003-OPT1 Class M2
         2.64%, 03/25/04                                    5,000          5,045


22 See financial notes.

SCHWAB YIELDPLUS FUND

      SECURITY
      SERIES                                          FACE AMOUNT       VALUE
         RATE, MATURITY DATE                          ($ x 1,000)    ($ x 1,000)
      Series 2003-OPT1
         6.90%, 07/26/33                                    3,590          3,603

      ASSET BACKED SECURITIES CORP. HOME EQUITY
    ~ Series 2001-HE3 Class M2
         2.14%, 03/15/04                                    6,000          6,014
    ~ Series 2003-HE2 Class M2
         2.99%, 03/15/04                                    4,460          4,571

    ~ BEAR STEARNS ASSET BACKED SECURITIES, INC.
      Series 1999-1 Class MV1
         1.74%, 03/25/04                                   12,011         12,041

    ~ CAPITAL ONE MASTER TRUST
      Series 2001-2 Class C
         2.19%, 03/15/04                                   14,920         14,974

      CAPITAL ONE MULTI-ASSET EXECUTION TRUST
    ~ Series 2003-B6 Class B6
         1.62%, 03/15/04                                   20,000         20,150
    ~ Series 2003-C1 Class C1
         3.64%, 03/15/04                                    3,500          3,737

      CDC MORTGAGE CAPITAL TRUST
    ~ Series 2003-HE1 Class M1
         1.99%, 03/25/04                                   18,000         18,196
    ~ Series 2003-HE4 Class M2
         2.74%, 03/25/04                                    4,000          4,118
    ~ Series 2003-HE2 Class M2
         2.99%, 03/25/04                                    5,000          5,185

    ~ CENTEX HOME EQUITY
      Series 2003-B Class M2
         2.79%, 03/25/04                                    6,500          6,667

    ~ CHASE CREDIT CARD MASTER TRUST
      Series 2002-4 Class C
         1.93%, 03/15/04                                   14,000         14,061

      CHASE FUNDING NET INTEREST MARGIN
      Series 2003-3A
         6.88%, 06/27/33                                    1,072          1,073
      Series 2003-4A
         6.75%, 07/27/33                                    2,589          2,595
   *= Series 2004-1A
         3.75%, 02/27/34                                    4,000          3,994

      COUNTRYWIDE ASSET BACKED CERTIFICATES
 ~(8) Series 2000-2 Class MV2
         1.99%, 03/25/04                                   24,000         24,068
    ~ Series 2002-6 Class M1
         2.19%, 03/25/04                                    3,000          3,043
    ~ Series 2003-BC1 Class M2
         3.09%, 03/25/04                                   14,500         14,993
    ~ Series 2002-6 Class M2
         3.19%, 03/25/04                                    4,800          4,925

      DISTRIBUTION FINANCIAL SERVICES TRUST
      Series 2001-1 Class-D
         7.73%, 11/15/22                                    8,250          8,446

    ~ FIRST FRANKLIN MORTGAGE LOAN ASSET BACKED CERTIFICATES
      Series 1997-FF3 Class M1
         1.51%, 03/22/04                                    4,023          4,027

    ~ FREMONT HOME LOAN TRUST
      Series 2003-B Class M2
         2.71%, 03/25/04                                   13,000         13,282

      GSR MORTGAGE LOAN TRUST
      Series 2002-3F Class 2AB3
         5.50%, 12/25/31                                    1,385          1,391

      HERD TRUST
      Series 2003-2A Class A
         11.00%, 07/25/32                                   1,220          1,220

    ~ HOUSEHOLD MORTGAGE LOAN TRUST
      Series 2003-HC2 Class M
         1.69%, 03/22/04                                    8,278          8,354

      LONG BEACH ASSET HOLDINGS, CORP.
      Series 2003-4 Class N1
         6.54%, 08/25/33                                    1,440          1,455

      LONG BEACH MORTGAGE LOAN TRUST
    ~ Series 2003-2 Class M1
         1.91%, 03/25/04                                   15,000         15,141
   *~ Series 2004-1 Class M6
         2.50%, 03/25/04                                    8,000          8,000
   *~ Series 2004-1 Class M7
         2.85%, 03/25/04                                    7,000          7,010
    ~ Series 2003-2 Class M2
         2.99%, 03/25/04                                   10,000         10,233
    ~ Series 2003-2 Class M3
         3.34%, 03/25/04                                    2,190          2,248
    ~ Series 2003-4 Class M5A
         5.09%, 03/25/04                                    3,000          3,234
   *~ MAIN STREET WAREHOUSE FUNDING TRUST

      Series 2004-MSC
         3.87%, 03/25/04                                    9,000          9,040

      MASTER ASSET BACKED SECURITIES TRUST
    ~ Series 2003-OPT1 Class A2
         1.51%, 03/25/04                                   15,614         15,686

    ~ Series 2002-OPT1 Class M2
         3.04%, 03/25/04                                   10,000         10,202


                                                         See financial notes. 23

SCHWAB YIELDPLUS FUND

PORTFOLIO HOLDINGS continued

      SECURITY
      SERIES                                          FACE AMOUNT       VALUE
         RATE, MATURITY DATE                          ($ x 1,000)    ($ x 1,000)
      MBNA CREDIT CARD MASTER NOTE TRUST
    ~ Series 2003-B3 Class B3
         1.47%, 03/15/04                                   10,000         10,012
    ~ Series 2003-C3 Class C3
         2.44%, 03/15/04                                   10,920         11,100

    ~ MBNA MASTER CREDIT CARD TRUST
      Series 1999-L Class C
         2.17%, 03/15/04                                    8,000          8,117

    ~ MERRILL LYNCH MORTGAGE INVESTORS, INC.
      Series 2003-WMC3 Class M4
         3.09%, 03/25/04                                    2,913          2,986

    ~ MMCA AUTOMOBILE TRUST
      Series 2002-5 Class C
         3.24%, 03/15/04                                    4,387          4,392

      MORGAN STANLEY ABS CAPITAL I
      Series 2002-HE3N
         9.50%, 12/27/32                                    1,475          1,477
      Series 2003-NC8N
         7.60%, 09/25/33                                   15,809         15,853

      MORGAN STANLEY AUTO LOAN TRUST
      Series 2003-HB1 Class B
         2.22%, 04/15/11                                    8,996          9,008

    ~ NEW CENTURY HOME EQUITY LOAN TRUST
      Series 2003-3 Class M3
         3.47%, 03/25/04                                    7,686          7,955

      NOVASTAR HOME EQUITY LOAN
    ~ Series 2003-4 Class M1
         1.80%, 03/25/04                                   20,000         20,204
    ~ Series 2003-3 Class M2
         2.74%, 03/25/04                                   10,000         10,335
    ~ Series 2003-4 Class B1
         3.59%, 03/25/04                                    2,500          2,600
    ~ Series 2003-3 Class B2
         4.99%, 03/25/04                                    3,000          3,137

      NOVASTAR NIM TRUST
      Series 2003-N1
         7.39%, 06/01/33                                    1,191          1,193
    * Series 2004-N1
         4.46%, 02/25/34                                   11,000         11,000

      OPTION ONE MORTGAGE LOAN TRUST
    ~ Series 2003-2 Class M1
         1.74%, 03/25/04                                   15,000         15,184
    ~ Series 2003-1 Class M1
         1.99%, 03/25/04                                    8,000          8,128
    ~ Series 2004-1 Class M2
         2.19%, 03/25/04                                    3,800          3,801
    ~ Series 2004-1 Class M3
         2.44%, 03/25/04                                    5,000          5,030
    ~ Series 2003-4 Class M2
         2.74%, 03/25/04                                    6,000          6,158
    ~ Series 2003-2 Class M2
         2.79%, 03/25/04                                    3,000          3,080
    ~ Series 2003-4 Class M4
         4.09%, 03/25/04                                    3,500          3,617
    ~ Series 2003-2B Class N1
         7.63%, 03/25/04                                      886            887
    ~ Series 2003-3 Class N
         1.40%, 03/26/04                                    2,675          2,676

    ~ OVERTURE CDO (JERSEY) LTD.
      Series IA Class B1
         2.27%, 07/08/04                                   10,000         10,076

      RESIDENTIAL ASSET SECURITIES CORP.
    ~ Series 2004-KS2 Class M22
         2.10%, 03/25/04                                    9,000          9,000
    ~ Series 2003-KS6 Class M2
         2.59%, 03/25/04                                   15,300         15,579
    ~ Series 2003-KS1 Class M2
         2.84%, 03/25/04                                   11,100         11,338
   *~ Series 2003-KS2 Class MII2
         2.84%, 03/25/04                                    5,000          5,114

      RYDER VEHICLE LEASE TRUST
      Series 2001-A Class CTFS
         6.75%, 03/15/12                                    5,000          5,410
    * SAIL NET INTEREST MARGIN NOTES
      Series 2003-12A Class A
         7.35%, 11/27/33                                    2,308          2,302

    ~ SAKS CREDIT CARD MASTER TRUST
      Series 2001-2 Class B
         1.74%, 03/15/04                                    2,800          2,822

   *~ SAXON ASSET SECURITIES TRUST
      Series 2004-1 Class M3
         2.45%, 03/19/04                                    4,250          4,250

    ~ STRUCTURED ASSET SECURITIES CORP.
      Series 1998-8 Class B
         2.39%, 03/25/04                                    2,268          2,261

    ~ TERRAPIN FUNDING, L.L.C.
      Series 2003-1A Class B1
         2.40%, 03/08/04                                   20,000         20,065


24 See financial notes.

    SCHWAB YIELDPLUS FUND

      SECURITY
      SERIES                                          FACE AMOUNT       VALUE
         RATE, MATURITY DATE                          ($ x 1,000)    ($ x 1,000)
    * WFS FINANCIAL OWNER TRUST
      Series 2004-1 Class C
         2.49%, 08/22/11                                    7,000          6,984

      WHOLE AUTO LOAN TRUST
      Series 2003-1 Class B
         2.24%, 03/15/10                                   17,455         17,571
                                                                         -------
                                                                         655,995

      MORTGAGE-BACKED SECURITIES   15.3% of net assets

      U.S. GOVERNMENT AGENCY MORTGAGES  5.8%
      --------------------------------------------------------------------------

      FANNIE MAE
      Pool# 401049
         7.00%, 08/01/07                                       57             58
      Pool# 500521
         7.00%, 06/01/09                                      246            265
      Pool# 250499
         7.00%, 03/01/11                                      225            241
      Pool# 323970
         7.00%, 10/01/14                                      341            365
      Pool# 536005
         7.00%, 12/01/14                                    1,104          1,183
      Pool# 252977
         7.00%, 01/01/15                                      121            129
      Pool# 526933
         7.00%, 01/01/15                                      174            186
      Pool# 529057
         7.00%, 03/01/15                                       79             85
      Pool# 536367
         7.00%, 05/01/15                                       36             39
      Pool# 541800
         7.00%, 06/01/15                                      172            184
      Pool# 535461
         7.00%, 07/01/15                                      661            709
      Pool# 542497
         7.00%, 07/01/15                                       33             36
      Pool# 253541
         7.00%, 12/01/15                                       51             55
      Pool# 535631
         7.00%, 12/01/15                                    3,244          3,479
      Pool# 535740
         7.00%, 12/01/15                                      787            844
      Pool# 545034
         7.00%, 12/01/15                                      305            327
      Pool# 535662
         7.00%, 01/01/16                                      537            576
      Pool# 535675
         7.00%, 01/01/16                                      587            629
      Pool# 548205
         7.00%, 01/01/16                                      232            249
      Pool# 567601
         7.00%, 02/01/16                                      151            162
      Pool# 535801
         7.00%, 03/01/16                                      172            184
      Pool# 595654
         7.00%, 03/01/16                                       90             97
      Pool# 545202
         7.00%, 07/01/16                                      236            253
      Pool# 660726
         7.00%, 08/01/16                                      123            132
      Pool# 606440
         6.50%, 09/01/16                                      167            178
      Pool# 545369
         7.00%, 09/01/16                                      787            844
      Pool# 254272
         7.00%, 03/01/17                                      962          1,031
      Pool# 254291
         7.00%, 04/01/17                                      326            350
      Pool# 555532
         7.00%, 12/01/17                                    5,381          5,770
 =(1)    7.00%, 03/01/18                                   50,000         53,562
      Pool# 544849
         3.86%, 05/01/19                                   10,094         10,263
      Pool# 621636
         5.15%, 01/31/31                                    3,635          3,764
      Pool# 586276
         5.80%, 06/01/31                                      669            697
      Pool# 563434
         6.05%, 07/01/31                                      999          1,016
      Pool# 598596
         6.10%, 07/01/31                                    1,547          1,588
      Pool# 607308
         6.05%, 08/01/31                                    2,628          2,696
      Pool# 606857
         5.53%, 10/01/31                                    3,759          3,869
      Pool# 613101
         5.56%, 11/01/31                                    2,010          2,073
      Pool# 610546
         5.80%, 11/01/31                                    2,019          2,087
      Pool# 544869
         4.08%, 08/01/35                                   12,403         12,621


                                                         See financial notes. 25

SCHWAB YIELDPLUS FUND

PORTFOLIO HOLDINGS continued

      SECURITY
      SERIES                                          FACE AMOUNT       VALUE
         RATE, MATURITY DATE                          ($ x 1,000)    ($ x 1,000)
      Pool# 535314
         6.24%, 08/01/39                                    2,346          2,420

      FREDDIE MAC
      Pool# M80685
         6.00%, 05/01/08                                      569            586
      Pool# G11226
         5.50%, 08/01/11                                    1,346          1,413
      Series 61 Class D
         9.30%, 11/15/20                                      823            825
      Pool# 786823
         6.10%, 07/01/29                                    3,943          4,072
      Pool# 846902
         6.53%, 04/01/31                                    1,691          1,741
      Pool# 788677
         5.45%, 10/01/31                                    2,479          2,563
                                                                         -------
                                                                         126,496
      COLLATERALIZED MORTGAGE OBLIGATIONS  9.5%
      --------------------------------------------------------------------------

      BANK OF AMERICA MORTGAGE SECURITIES
      Series 2003-D Class 2A2
         3.60%, 03/25/08                                    9,450          9,462
      Series 2001-H Class A1
         5.37%, 12/31/31                                    1,097          1,113
      Series 2002-A Class A1
         5.24%, 02/25/32                                    1,181          1,202
      Series 2002-J Class A2
         4.88%, 09/25/32                                    6,239          6,333

      COUNTRYWIDE HOME LOANS
      Series 2001-23 Class 2A1
         5.41%, 10/31/31                                      968            983
      Series 2001-23 Class 3A1
         6.25%, 10/31/31                                    1,301          1,321
      Series 2001-HYB2 Class 2A1
         6.35%, 11/30/31                                    1,829          1,857
      Series 2002-1 Class 1A1
         5.36%, 12/19/31                                    1,782          1,832
      Series 2002-HYB1 Class 1A1
         5.43%, 05/25/32                                    3,236          3,286
      Series 2002-HYB2 Class 4A1
         5.00%, 08/20/32                                    1,993          2,024
      Series 2003-HYB1 Class 1A1
         3.85%, 05/19/33                                   13,906         14,006
      Series 2003-HYB2 Class 1A1
         3.45%, 07/19/33                                   13,118         13,057

      CS FIRST BOSTON MORTGAGE SECURITIES CORP.
    ~ Series 2000-HE1 Class M2
         2.16%, 03/15/04                                    5,000          5,015
      Series 2002-AR27 Class 1A1
         5.42%, 10/25/32                                    4,772          4,861
      Series 2002-AR28 Class 1A2
         4.98%, 11/25/32                                    6,118          6,251

      FANNIE MAE
    ~ Series 2003-37 Class FK
         1.89%, 03/25/04                                   10,605         10,615
      Series 2003-22 Class UK
         4.00%, 09/25/31                                   13,672         13,684

      FANNIE MAE (INTEREST ONLY)
      Series 2003-57 Class IB
         5.00%, 06/25/18                                   22,956          2,739

      FIFTH THIRD MORTGAGE LOAN TRUST
    ~ Series 2002-FTB1 Class 3A1
         3.91%, 03/01/04                                    5,460          5,552
    ~ Series 2002-FTB1 Series 2A1
         6.27%, 03/01/04                                    6,588          6,798

      FREDDIE MAC STRUCTURED PASS THROUGH SECURITIES
      Series H008 Class A2
         1.77%, 06/15/07                                    3,316          3,312
      Series H004 Class A2
         2.59%, 12/15/07                                   12,900         12,905

      IMPAC SECURED ASSET COMMON OWNER TRUST
      Series 2001-8 Class A1
         6.50%, 02/25/31                                    1,241          1,259

      MASTER ADJUSTABLE RATE MORTGAGES TRUST
      Series 2002-4 Class 3A1
         5.27%, 11/25/32                                    4,045          4,135
      Series 2002-4 Class 1A1
         5.27%, 11/25/32                                    7,045          7,200
      Series 2002-4 Class 2A1
         5.48%, 11/25/32                                    4,289          4,363
      Series 2003-1 Class 1A1
         4.15%, 12/25/32                                    2,719          2,741

      RESIDENTIAL ACCREDIT LOANS, INC.
      Series 1999-QS8 Class A1
         6.50%, 06/25/14                                    4,856          5,049
      Series 2000-QS4 Class NB
         7.50%, 03/25/15                                      231            232

      RESIDENTIAL FUNDING SECURITIES CORP.
      Series 2001-RM1 Class A
         6.18%, 12/25/29                                      331            331


26 See financial notes.

SCHWAB YIELDPLUS FUND

      SECURITY
      SERIES                                          FACE AMOUNT       VALUE
         RATE, MATURITY DATE                          ($ x 1,000)    ($ x 1,000)
      SEQUOIA MORTGAGE TRUST (INTEREST ONLY)
      Series 2003-8 Class X1
         0.80%, 01/20/34                                  356,591          4,381

      WASHINGTON MUTUAL
      Series 2002-AR19 Class A7
         4.68%, 01/01/33                                    9,796         10,094
      Series 2003-AR1 Class A6
         4.56%, 01/25/33                                    4,858          4,917
      Series 2003-AR8 Class A
         4.03%, 08/25/33                                   13,559         13,667
      Series 2003-AR9 Class 1A2A
         2.34%, 09/25/33                                   15,176         15,206

      WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH TRUST
      Series 2001-AR1 Class A
         6.03%, 12/12/31                                    1,493          1,549

      WELLS FARGO MORTGAGE BACKED SECURITIES TRUST
      Series 2001-25 Class IA1
         6.20%, 09/25/31                                      166            166
      Series 2002-E Class 2A1
         5.22%, 09/25/32                                    2,797          2,838
                                                                         -------
                                                                         206,336
      MUNICIPAL BONDS   0.7% of net assets

      CALIFORNIA DEPARTMENT OF WATER RESOURCES
      Power Supply Revenue Bonds, Series 2002E
         3.59%, 05/01/04                                   15,000         15,049

      U.S. GOVERNMENT SECURITIES   0.2% of net assets

      U.S. TREASURY BILLS
     @   0.95%, 03/04/04                                    1,000          1,000
     @   1.00%, 03/18/04                                    2,000          1,999
     @   1.02%, 04/29/04                                    1,000            999
                                                                           -----
                                                                           3,998

      COMMERCIAL PAPER & OTHER CORPORATE OBLIGATIONS
      5.5% of net assets

      ATLANTIS TWO FUNDING CORP., SECTION 4(2)
         1.13%, 03/01/04                                   15,000         15,000
         1.15%, 03/01/04                                   10,267         10,267
         1.15%, 03/10/04                                   10,000          9,997
         1.15%, 03/16/04                                    9,540          9,535

      CONOCO PHILLIPS, SECTION 4(2)
         1.05%, 03/01/04                                   14,000         14,000
         1.04%, 03/02/04                                    7,900          7,900

      COUNTRYWIDE HOME LOAN
         1.05%, 03/05/04                                   10,000          9,999

      GENERAL MOTORS ACCEPTANCE CORP.
         1.18%, 03/09/04                                   10,000          9,997
         1.22%, 03/15/04                                   10,290         10,285
         1.23%, 03/22/04                                    1,000            999
         1.21%, 03/24/04                                    4,000          3,997
         1.21%, 03/26/04                                   10,000          9,992

      VIACOM, INC., SECTION 4(2)
         1.05%, 03/01/04                                    7,400          7,400
                                                                         -------
                                                                         119,368

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      PREFERRED STOCK 3.0% of net assets

/(10) ABN AMRO XIX CUSTODIAL RECEIPTS
      200,000                                                             20,978

    / GRAND METRO DELAWARE, L.P.
      500,000                                                             13,080

    / NOVA CHEMICALS CORP.
      230,000                                                              5,750

      RC TRUST I
      200,000                                                             10,749

    / ZURICH REGCAPS FUNDING TRUST III, 144A
      155,000                                                             15,062
                                                                          ------
                                                                          65,619
      OTHER INVESTMENT COMPANIES 0.0% of net assets

      PROVIDENT INSTITUTIONAL FUNDS--
      FED FUNDS PORTFOLIO 772,664                                            773

END OF INVESTMENTS. For totals, please see the first page of holdings for this fund.


                                                         See financial notes. 27

SCHWAB YIELDPLUS FUND

PORTFOLIO HOLDINGS continued

In addition to the above, the fund held the following at 2/29/04. All numbers are x 1,000 except number of futures contracts.

FUTURES CONTRACTS

                                Number of       Contract      Unrealized
                                Contracts        Value          Losses
2 Year, Short
U.S. Treasury Note,
expires 3/29/04                     1,000        215,641         (2,500)

5 Year, Short
U.S. Treasury Note,
expires 3/22/04                     1,500        170,648         (3,891)
                                                                 ------
                                                                 (6,391)


28 See financial notes.

SCHWAB YIELDPLUS FUND

Statement of
ASSETS AND LIABILITIES
As of February 29, 2004; unaudited. All numbers are x 1,000 except NAV.

ASSETS
---------------------------------------------------------------------------------
Investments, at value                                                 $2,308,617 a
Receivables:
   Fund shares sold                                                       16,924
   Interest                                                               12,603
   Dividends                                                                 410
   Investments matured                                                       255
Prepaid expenses                                                     +       137
                                                                     ------------
TOTAL ASSETS                                                           2,338,946


LIABILITIES
---------------------------------------------------------------------------------
Payables:
   Fund shares redeemed                                                    6,236
   Dividends to shareholders                                                 806
   Due to brokers for futures                                                625
   Investments bought                                                    150,373
   Investment adviser and administrator fees                                  56
   Transfer agent and shareholder service fees                                23
Accrued expenses                                                     +        55
                                                                     ------------
TOTAL LIABILITIES                                                        158,174

NET ASSETS
---------------------------------------------------------------------------------
TOTAL ASSETS                                                           2,338,946
TOTAL LIABILITIES                                                    -   158,174
                                                                     ------------
NET ASSETS                                                            $2,180,772

NET ASSETS BY SOURCE
Capital received from investors                                        2,223,629
Distributions in excess of net investment income                          (1,168)
Net realized capital losses                                              (55,901) b
Net unrealized capital gains                                              14,212 b

NET ASSET VALUE (NAV) BY SHARE CLASS

                                                  SHARES
SHARE CLASS              NET ASSETS   /      OUTSTANDING          =          NAV
Investor Shares            $452,057               46,434                   $9.74
Select Shares(R)         $1,728,715              177,603                   $9.73

  Unless stated, all numbers are x 1,000.

a The amortized cost of the fund's securities was $2,288,014, which includes certain restricted but deemed liquid 144A and Section 4(2) securities worth $229,114, or 10.5% of the fund's total net assets.

  Not counting short-term obligations and government securities, the fund's security transactions during the period were:

    Purchases         $373,184
    Sales/maturities  $377,383

  The fund's long-term government security transactions were:

    Purchases          $90,061
    Sales/maturities   $39,414

  The fund's total security transactions with other SchwabFunds during the period were $3,184.

b These derive from investments, futures and short sales.

FEDERAL TAX DATA
-----------------------------------------
PORTFOLIO COST                $2,288,014

NET UNREALIZED GAINS AND LOSSES:
Gains                            $23,279
Losses                      +     (2,676)
                            -------------
                                 $20,603


AS OF AUGUST 31, 2003:

UNDISTRIBUTED EARNINGS:
Ordinary income                   $4,013
Long-term capital gains              $--

UNUSED CAPITAL LOSSES:
Expires 08/31 of:
   2009                           $1,318
   2010                            2,061
   2011                     +     47,204
                            ------------
                                 $50,583
DEFERRED CAPITAL LOSSES           $2,978


                                                         See financial notes. 29

SCHWAB YIELDPLUS FUND

Statement of
OPERATIONS
For September 1, 2003 through February 29, 2004; unaudited. All numbers are x 1,000.

INVESTMENT INCOME
---------------------------------------------------------------------------------
Interest                                                                 $28,625
Dividends                                                                    915
                                                                      -----------
TOTAL INVESTMENT INCOME                                                   29,540

NET REALIZED GAINS AND LOSSES
---------------------------------------------------------------------------------
Net realized gains on investments sold                                     4,391
Net realized losses on futures contracts                                  (7,211)
Net realized gains on short sales                                     +       73
                                                                      -----------
NET REALIZED LOSSES                                                       (2,747)

NET UNREALIZED GAINS AND LOSSES
---------------------------------------------------------------------------------
Net unrealized gains on investments                                       15,060
Net unrealized losses on futures contracts                            +   (5,983)
                                                                      -----------
NET UNREALIZED GAINS                                                       9,077

EXPENSES
---------------------------------------------------------------------------------
Investment adviser and administrator fees                                  3,001 a
Transfer agent and shareholder service fees:
   Investor Shares                                                           523 b
   Select Shares                                                             750 b
Trustees' fees                                                                10 c
Custodian and portfolio accounting fees                                      100
Professional fees                                                             23
Registration fees                                                             63
Shareholder reports                                                           59
Other expenses                                                        +       16
                                                                      -----------
TOTAL EXPENSES                                                             4,545

INCREASE IN NET ASSETS FROM OPERATIONS
---------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                   29,540
TOTAL EXPENSES                                                        -    4,545
                                                                      -----------
NET INVESTMENT INCOME                                                     24,995
NET REALIZED LOSSES                                                       (2,747) d
NET UNREALIZED GAINS                                                  +    9,077 d
                                                                      -----------
INCREASE IN NET ASSETS FROM OPERATIONS                                   $31,325

  Unless stated, all numbers are x 1,000.

a Calculated as a percentage of average daily net assets: 0.35% of the first
  $500 million and 0.30% of assets beyond that.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% and 0.05% of the assets of each respective share class. These fees are paid to Charles Schwab & Co.

c For the fund's independent trustees only.

d These add up to a net gain on investments of $6,330.


30 See financial notes.

SCHWAB YIELDPLUS FUND

Statements of
CHANGES IN NET ASSETS

For the current and prior report periods. All numbers are x 1,000. Figures for current period are unaudited.

OPERATIONS
---------------------------------------------------------------------------------
                                            9/1/03-2/29/04        9/1/02-8/31/03
Net investment income                              $24,995               $57,763
Net realized losses                                 (2,747)               (9,559)
Net unrealized gains                            +    9,077                 7,361
                                                ---------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS              31,325                55,565

DISTRIBUTIONS PAID
---------------------------------------------------------------------------------
DIVIDENDS FROM NET INVESTMENT INCOME
Investor Shares                                      5,307                13,311
Select Shares                                   +   20,168                50,614
                                                ---------------------------------
TOTAL DIVIDENDS FROM NET INVESTMENT INCOME         $25,475               $63,925 a

TRANSACTIONS IN FUND SHARES
---------------------------------------------------------------------------------
                                         9/1/03-2/29/04        9/1/02-8/31/03
                                       SHARES      VALUE     SHARES        VALUE
SHARES SOLD
Investor Shares                        16,507   $160,423     23,619     $229,942
Select Shares                       +  77,295    751,197     81,350      791,784
                                    ---------------------------------------------
TOTAL SHARES SOLD                      93,802   $911,620    104,969   $1,021,726

SHARES REINVESTED
Investor Shares                           527     $5,121      1,195      $11,632
Select Shares                       +   1,940     18,843      4,298       41,834
                                    ---------------------------------------------
TOTAL SHARES REINVESTED                 2,467    $23,964      5,493      $53,466

SHARES REDEEMED
Investor Shares                       (12,834) ($124,706)   (22,812)   ($221,943)
Select Shares                       + (53,749)  (522,131)   (81,619)    (794,027)
                                    ---------   ---------  --------   -----------
TOTAL SHARES REDEEMED                 (66,583) ($646,837)  (104,431) ($1,015,970) b
NET TRANSACTIONS IN FUND SHARES        29,686   $288,747      6,031      $59,222

SHARES OUTSTANDING AND NET ASSETS
---------------------------------------------------------------------------------
                                        9/1/03-2/29/04          9/1/02-8/31/03
                                       SHARES  NET ASSETS     SHARES  NET ASSETS
Beginning of period                   194,351  $1,886,175    188,320  $1,835,313
Total increase                       + 29,686     294,597      6,031      50,862 c
                                     --------------------------------------------
END OF PERIOD                         224,037  $2,180,772    194,351  $1,886,175 d

  Unless stated, all numbers are x 1,000.

a The tax-basis components of distributions for the period ended 08/31/03 are:

  Ordinary income               $63,925
  Long-term capital gains           $--

b Dollar amounts for the period ended 08/31/03 are net of proceeds received from the 0.25% early withdrawal fee the fund charges on shares sold 90 days or less after buying them:

Investor Shares                      $6
Select Shares                   +    10
                                -------
TOTAL                               $16

  Effective November 16, 2002, the early withdrawal fee was eliminated. Therefore, there are no current period amounts.

c Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

d Includes distributions in excess of net investment income in the amount of $1,168 and $688 for the current and prior period, respectively.


                                                         See financial notes. 31

SCHWAB SHORT-TERM BOND MARKET FUND

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                   9/1/03-       9/1/02-      9/1/01-      9/1/00-      9/1/99-      9/1/98-
                                                   2/29/04*      8/31/03      8/31/02      8/31/01      8/31/00      8/31/99
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period               10.14        10.07        10.08         9.65         9.66         9.90
                                                   ---------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                              0.15         0.34         0.50         0.59         0.57         0.50
   Net realized and unrealized gains or losses        0.13         0.07        (0.02)        0.43        (0.01)       (0.24)
                                                   ---------------------------------------------------------------------------------
   Total income from investment operations            0.28         0.41         0.48         1.02         0.56         0.26
Less distributions:
   Dividends from net investment income              (0.15)       (0.34)       (0.49)       (0.59)       (0.57)       (0.50)
                                                   ---------------------------------------------------------------------------------
Net asset value at end of period                     10.27        10.14        10.07        10.08         9.65         9.66
                                                   ---------------------------------------------------------------------------------
Total return (%)                                      2.75 1       4.16         4.88        10.84         5.97         2.66

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                             0.51 2       0.43         0.35         0.35        0.363         0.35
   Gross operating expenses                           0.57 2       0.58         0.63         0.66         0.68         0.77
   Net investment income                              2.88 2       3.34         4.95         5.90         5.91         5.11
Portfolio turnover rate                                 54 1        124          150          248          129          195
Net assets, end of period ($ x 1,000,000)              742          648          493          369          219          218

* Unaudited.

1 Not annualized.

2 Annualized.

3 The ratio of net operating expenses would have been 0.35% if certain non-routine expenses (proxy fees) had not been included.


32 See financial notes.

SCHWAB SHORT-TERM BOND MARKET FUND

PORTFOLIO HOLDINGS as of February 29, 2004, unaudited

This section shows all the securities in the fund's portfolio and their market value, as of the report date. We use the symbol below to designate the top ten holdings; the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 ~  Variable rate security

 /  Callable securities

 @  Collateral for futures contracts

 *  Security is valued at fair value
    (see Accounting Policies)

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity shown is the later of the next interest rate change date or demand date.

                                                            COST         VALUE
HOLDINGS BY CATEGORY                                      ($x1,000)    ($x1,000)
--------------------------------------------------------------------------------
 52.8%   U.S. GOVERNMENT SECURITIES                        387,107      392,504

 29.4%   CORPORATE BONDS                                   213,246      217,972

  8.0%   ASSET-BACKED OBLIGATIONS                           59,519       59,742

  5.0%   MORTGAGE-BACKED SECURITIES                         37,465       36,969

  0.4%   MUNICIPAL BONDS                                     3,000        3,010

  2.4%   COMMERCIAL PAPER & OTHER CORPORATE
         OBLIGATIONS                                        18,000       18,000

  1.0%   PREFERRED STOCK                                     7,076        7,112

  0.2%   OTHER INVESTMENT COMPANIES                          1,312        1,312
--------------------------------------------------------------------------------
 99.2%   TOTAL INVESTMENTS                                 726,725      736,621

 29.9%   COLLATERAL INVESTED FOR SECURITIES ON LOAN        221,597      221,597

(29.1)%  OTHER ASSETS AND
         LIABILITIES                                                   (215,883)
--------------------------------------------------------------------------------
100.0%   NET ASSETS                                                     742,335

      SECURITY
      SERIES                                           FACE AMOUNT     VALUE
         RATE, MATURITY DATE                           ($ x 1,000)  ($ x 1,000)
      U.S. GOVERNMENT SECURITIES 52.8% of net assets

      U.S. TREASURY OBLIGATIONS 35.9%
      -------------------------------------------------------------------------

      U.S. TREASURY BILLS
    @    0.87%, 03/18/04                                     1,000        1,000
    @    1.01%, 04/29/04                                     1,000          998

      U.S. TREASURY NOTES
  (5)    1.63%, 01/31/05                                    15,000       15,073
         7.50%, 02/15/05                                    10,000       10,607
         1.50%, 02/28/05                                    10,000       10,038
         1.63%, 03/31/05                                     2,000        2,010
         6.75%, 05/15/05                                     3,150        3,358
         1.25%, 05/31/05                                     2,000        2,001
         1.13%, 06/30/05                                     6,500        6,490
         5.75%, 11/15/05                                     8,000        8,577
         2.00%, 05/15/06                                    12,000       12,071
         6.88%, 05/15/06                                     3,500        3,888
         7.00%, 07/15/06                                    10,000       11,198
  (1)    2.38%, 08/15/06                                    64,800       65,595
         6.50%, 10/15/06                                     9,000       10,042
         2.63%, 11/15/06                                     4,000        4,066
  (3)    2.25%, 02/15/07                                    20,000       20,083
         6.25%, 02/15/07                                     5,000        5,593
         4.38%, 05/15/07                                     3,000        3,198
         3.25%, 08/15/07                                    11,000       11,335
         3.00%, 11/15/07                                     5,000        5,103
         3.00%, 02/15/08                                       950          966
         2.63%, 05/15/08                                    11,000       10,992
         5.63%, 05/15/08                                     6,000        6,711
         3.25%, 08/15/08                                    11,000       11,228
  (9)    3.13%, 09/15/08                                    12,020       12,186
         3.13%, 10/15/08                                       750          760
         3.38%, 11/15/08                                     3,000        3,067
         3.38%, 12/15/08                                     6,000        6,130
         3.25%, 01/15/09                                     2,500        2,537
                                                                     ----------
                                                                        266,901
      U.S. GOVERNMENT AGENCY SECURITIES 16.9%
      -------------------------------------------------------------------------

      FANNIE MAE
  (8)    1.88%, 12/15/04                                    13,000       13,073
         3.88%, 03/15/05                                    10,000       10,276
         2.88%, 10/15/05                                    10,000       10,216
         4.38%, 10/15/06                                     5,000        5,282
 (10)    2.63%, 11/15/06                                    12,000       12,136
         5.00%, 01/15/07                                     5,000        5,370


                                                         See financial notes. 33

SCHWAB SHORT-TERM BOND MARKET FUND

PORTFOLIO HOLDINGS continued

      SECURITY
      SERIES                                           FACE AMOUNT     VALUE
         RATE, MATURITY DATE                           ($ x 1,000)  ($ x 1,000)
         4.25%, 07/15/07                                     5,000        5,276
    @    3.25%, 11/15/07                                     5,000        5,095
    @    2.50%, 06/15/08                                     5,000        4,913

  (2) FEDERAL HOME LOAN BANK
         5.13%, 03/06/06                                    20,000       21,311

      FREDDIE MAC
         3.00%, 07/15/04                                     5,000        5,037
         1.88%, 01/15/05                                    10,000       10,060
         5.25%, 01/15/06                                     3,000        3,195
         2.75%, 08/15/06                                     4,000        4,066
         3.50%, 09/15/07                                    10,000       10,297
                                                                     -----------
                                                                        125,603
      CORPORATE BONDS 29.4% of net assets

      FINANCE 9.0%
      --------------------------------------------------------------------------

      BANKING 6.0%

   @/ AB SPINTAB, 144A
         7.50%, 08/14/49                                     5,000        5,560

      CITICORP
      Series F
         6.38%, 11/15/08                                     5,000        5,603

   /~ DEUTSCHE BANK CAPITAL TRUST, 144A
      Class B
         2.97%, 03/30/04                                     8,000        8,412

      POPULAR NORTH AMERICA, INC.
         4.25%, 04/01/08                                     5,820        5,977
    @    3.88%, 10/01/08                                     4,000        4,056

   @/ SOCGEN REAL ESTATE, L.L.C., 144A
      Series A
         7.64%, 12/29/49                                     8,000        9,168

   @/ SVENSKA HANDELSBANKEN, 144A
      7.13%, 03/07/49                                        5,000        5,576
                                                                     -----------
                                                                         44,352
      BROKERAGE 1.1%

   /~ CREDIT SUISSE FINANCIAL PRODUCTS
         1.93%, 03/08/04                                     3,000        2,971

      MORGAN STANLEY
         3.88%, 01/15/09                                     5,000        5,073
                                                                     -----------
                                                                          8,044
      FINANCE COMPANIES 1.9%

      CAPITAL ONE FINANCIAL
         7.13%, 08/01/08                                     4,470        5,013

    @ GENERAL ELECTRIC CAPITAL CORP.
      Series A
         4.25%, 01/15/08                                     4,000        4,182

      INTERNATIONAL LEASE FINANCE CORP.
      Series P
         3.30%, 01/23/08                                     5,000        5,017
                                                                     -----------
                                                                         14,212
      INDUSTRIAL 18.2%
      --------------------------------------------------------------------------

      BASIC INDUSTRY 0.1%

    / GEORGIA PACIFIC CORP.
         9.50%, 05/15/22                                       950          991

      CAPITAL GOODS 2.2%

      BAE ASSET SYSTEMS 2001 ASSET TRUST, 144A
      Series 2001 Class G
         6.66%, 09/15/13                                     7,984        8,980

      TYCO INTERNATIONAL GROUP, SA
         6.38%, 02/15/06                                     4,000        4,263

    @ WASTE MANAGEMENT, INC.
         7.00%, 10/15/06                                     2,825        3,136
                                                                     -----------
                                                                         16,379
      COMMUNICATIONS 5.0%

    @ CHANCELLOR MEDIA / CLEAR CHANNEL COMMUNICATION
         8.00%, 11/01/08                                     2,000        2,335

      CONTINENTAL CABLEVISION
         9.00%, 09/01/08                                     2,100        2,564
   @/    9.50%, 08/01/13                                     3,000        3,436

    / DIRECTV HOLDINGS
         8.38%, 03/15/13                                     3,000        3,427

    @ GTE CALIFORNIA, INC.
      Series G
         5.50%, 01/15/09                                     5,415        5,847

   @/ JONES INTERCABLE, INC. (COMCAST CORP.)
         8.88%, 04/01/07                                     2,000        2,085

   @/ ORANGE, PLC
         9.00%, 06/01/09                                     5,605        5,948

      ROGERS CABLE SYSTEMS, LTD.
      Series B
         10.00%, 03/15/05                                    2,500        2,691


34 See financial notes.

SCHWAB SHORT-TERM BOND MARKET FUND

      SECURITY
      SERIES                                           FACE AMOUNT     VALUE
         RATE, MATURITY DATE                           ($ x 1,000)  ($ x 1,000)
      TELEFONOS DE MEXICO, SA
         8.25%, 01/26/06                                     2,000        2,212

    @ TELEFONOS DE MEXICO, SA, 144A
         4.50%, 11/19/08                                     2,000        2,034

    @ TELUS CORP.
         7.50%, 06/01/07                                     2,000        2,262

   @/ TRITEL PCA, INC.
         10.38%, 01/15/11                                    2,000        2,384
                                                                     ----------
                                                                         37,225
      CONSUMER CYCLICAL 6.9%

   @/ AMERICAN AXLE & MANUFACTURING, INC.
         9.75%, 03/01/09                                     7,000        7,376

    @ AUTONATION, INC.
         9.00%, 08/01/08                                     2,000        2,320

      CENDANT CORP.
         6.25%, 01/15/08                                     3,000        3,310

      D.R. HORTON, INC.
         7.50%, 12/01/07                                     1,000        1,105
         5.00%, 01/15/09                                     1,000        1,015

    @ FORD MOTOR CREDIT CO.
         5.80%, 01/12/09                                     5,000        5,174

    ~ GENERAL MOTORS ACCEPTANCE CORP.
         2.00%, 05/18/04                                     5,000        4,997

    @ INTERNATIONAL SPEEDWAY CORP.
         7.88%, 10/15/04                                     1,000        1,036

    @ LEAR CORP.
      Series B
         7.96%, 05/15/05                                     5,000        5,350

    ~ LIBERTY MEDIA CORP.
         2.67%, 03/15/04                                     5,000        5,069

      MANDALAY RESORT GROUP
         6.45%, 02/01/06                                       541          568

      MGM MIRAGE, INC.
    @    7.25%, 10/15/06                                     1,000        1,087
    @    6.75%, 08/01/07                                     2,000        2,160
    @    6.75%, 02/01/08                                       300          325

      ROYAL CARIBBEAN CRUISES
         8.25%, 04/01/05                                     1,000        1,060
         7.25%, 08/15/06                                     2,000        2,155

   @/ RYLAND GROUP, INC.
         9.13%, 06/15/11                                     4,500        5,119

   @/ SCHULER HOMES
         9.38%, 07/15/09                                       972        1,089

    @ TOLL CORP.
         8.13%, 02/01/09                                     1,014        1,061
                                                                     ----------
                                                                         51,376
      CONSUMER NON-CYCLICAL 1.8%

    @ GENERAL MILLS, INC.
         5.13%, 02/15/07                                     5,000        5,345

      HCA, INC.
    @    7.15%, 03/30/04                                     1,430        1,434
    @    6.91%, 06/15/05                                     4,100        4,313

    @ MILLER BREWING CO., 144A
         4.25%, 08/15/08                                     2,000        2,064
                                                                     ----------
                                                                         13,156
      ENERGY 1.3%

   @/ HUSKY OIL LTD.
         8.90%, 08/15/28                                     4,009        4,691

    @ PIONEER NATURAL RESOURCE
         6.50%, 01/15/08                                     4,244        4,646
                                                                     ----------
                                                                          9,337

      TRANSPORTATION 0.9%

    @ HERTZ CORP.
         4.70%, 10/02/06                                     4,000        4,080

   @/ UNION PACIFIC CORP.
         8.35%, 05/01/25                                     2,000        2,208
                                                                     ----------
                                                                          6,288
      SOVEREIGN 0.7%
      -------------------------------------------------------------------------

    @ REPUBLIC OF SOUTH AFRICA
         9.13%, 05/19/09                                     2,000        2,448

    ~ UNITED MEXICAN STATES
         1.85%, 04/13/04                                     2,500        2,521
                                                                     ----------
                                                                          4,969
      UTILITIES 1.5%
      -------------------------------------------------------------------------

      ELECTRIC 1.1%

    @ APPALACHIAN POWER CO.
         3.60%, 05/15/08                                     4,000        4,002

    @ PUBLIC SERVICES ELECTRIC & GAS
      Series C
         4.00%, 11/01/08                                     2,000        2,049


                                                        See financial notes. 35

SCHWAB SHORT-TERM BOND MARKET FUND

PORTFOLIO HOLDINGS continued

      SECURITY
      SERIES                                           FACE AMOUNT     VALUE
         RATE, MATURITY DATE                           ($ x 1,000)  ($ x 1,000)
    @ RELIANT ENERGY RESOURCES
      Series B
         8.13%, 07/15/05                                     2,150        2,302
                                                                     ----------
                                                                          8,353
      NATURAL GAS 0.4%

   @/ COLUMBIA ENERGY GROUP
      Series F
         7.42%, 11/28/15                                     3,000        3,290

      ASSET-BACKED OBLIGATIONS 8.0% of net assets

      ALTER MONETA RECEIVABLES, L.L.C.
      Series 2003-1
         2.56%, 03/15/11                                     2,376        2,379

      CAPITAL ONE MASTER TRUST
    ~ Series 2001-2 Class C
         2.19%, 03/15/04                                     5,000        5,018
    @ Series 2000-2 Class A
         7.20%, 08/15/08                                     5,000        5,361

    ~ CHASE CREDIT CARD MASTER TRUST
      Series 2002-4 Class C
         1.93%, 03/15/04                                     6,000        6,026

    ~ FREMONT HOME LOAN TRUST
      Series 2003-B Class M2
         2.71%, 03/25/04                                     5,000        5,108

    ~ HOUSEHOLD MORTGAGE LOAN TRUST
      Series 2003-HC2 Class M
         1.69%, 03/22/04                                     2,939        2,954

    ~ LONG BEACH MORTGAGE LOAN TRUST
      Series 2003-4 Class M3
         3.24%, 03/25/04                                     4,200        4,333

    ~ MBNA CREDIT CARD MASTER NOTE TRUST
      Series 2003-B3 Class B3
         1.48%, 03/15/04                                     5,000        5,006

      MORGAN STANLEY ABS CAPITAL I
      Series 2002-HE3N
         9.50%, 12/27/32                                       469          470
      Series 2003-NC8N
         7.60%, 09/25/33                                     2,275        2,282

    * NOVASTAR NIM TRUST
      Series 2004-N1
         4.46%, 02/25/34                                     3,250        3,250

    ~ OPTION ONE MORTGAGE LOAN TRUST
      Series 2003-3 Class N
         1.40%, 03/26/04                                     2,675        2,676

      RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
      Series 2003-RZ3 Class A3
         2.14%, 02/25/30                                    10,000        9,862

    ~ TERRAPIN FUNDING, L.L.C.
      Series 2003-1A Class B1
         2.40%, 03/08/04                                     5,000        5,017
                                                                     ----------
                                                                         59,742
      MORTGAGE-BACKED SECURITIES 5.0% of net assets

      U.S. GOVERNMENT AGENCY MORTGAGES 5.0%
      -------------------------------------------------------------------------

      FREDDIE MAC
      Series 2574 Class JM
         5.00%, 03/31/33                                     7,423        7,653

      FREDDIE MAC STRUCTURED PASS THROUGH SECURITIES
  (6) Series H006 Class A2
         2.84%, 02/15/10                                    15,000       14,964
  (7) Series H010 Class A3
         2.72%, 04/15/10                                    15,000       14,352
                                                                     ----------
                                                                         36,969
      MUNICIPAL BONDS 0.4% of net assets

      CALIFORNIA DEPARTMENT OF WATER RESOURCES
      Power Supply Revenue Bonds,
      Series 2002E
         3.59%, 05/01/04                                     3,000        3,010


36 See financial notes.

SCHWAB SHORT-TERM BOND MARKET FUND

      SECURITY
      SERIES                                           FACE AMOUNT      VALUE
         RATE, MATURITY DATE                           ($ x 1,000)   ($ x 1,000)
      COMMERCIAL PAPER & OTHER CORPORATE OBLIGATIONS
      2.4% of net assets

  (4) CONOCO PHILLIPS, SECTION 4(2)
         1.05%, 03/01/04                                    18,000        18,000

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      PREFERRED STOCK 1.0% of net assets

      RC TRUST I
      60,000                                                               3,225

    / ZURICH REGCAPS FUNDING TRUST III, 144A
      40,000                                                               3,887
                                                                      ----------
                                                                           7,112

      OTHER INVESTMENT COMPANIES 0.2% of net assets

      PROVIDENT INSTITUTIONAL FUNDS --
      FED FUNDS PORTFOLIO 1,311,727                                        1,312

END OF INVESTMENTS. For totals, please see the first page of holdings for this fund.

      SECURITY
      SERIES                                            FACE AMOUNT     VALUE
         RATE, MATURITY DATE                            ($ x 1,000)  ($ x 1,000)
      COLLATERAL INVESTED FOR SECURITIES ON LOAN
      29.9% of net assets

      SHORT-TERM INVESTMENTS 4.2%
      --------------------------------------------------------------------------

      FORTIS BANK TIME DEPOSIT
         1.04%, 03/01/04                                    30,765        30,765

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      OTHER INVESTMENT COMPANIES 25.7%
      --------------------------------------------------------------------------

      INSTITUTIONAL MONEY MARKET
      TRUST 190,831,868                                                  190,832


END OF COLLATERAL INVESTED FROM SECURITIES ON LOAN. For totals, please see the first page of holdings for this fund.

In addition to the above, the fund held the following at 2/29/04. All numbers are x 1,000 except number of futures contracts.

FUTURES CONTRACTS

                                  Number of         Contract        Unrealized
                                  Contracts           Value       Gains/(Losses)
2 Year, Long
Morgan Stanley,
expires 03/29/04                        300           64,692                736

5 Year, Short
Morgan Stanley,
expires 03/22/04                        300           34,130               (783)
                                                                           -----
                                                                            (47)


                                                         See financial notes. 37

SCHWAB SHORT-TERM BOND MARKET FUND

Statement of
ASSETS AND LIABILITIES
As of February 29, 2004; unaudited. All numbers are x 1,000 except NAV.

ASSETS
------------------------------------------------------------------------------
Investments, at value (including $217,933 of
   securities on loan)                                               $736,621  a
Collateral held for securities on loan                                221,597
Receivables:
   Fund shares sold                                                     1,638
   Dividends                                                              210
   Interest                                                             6,421
   Investments sold                                                     7,110
Prepaid expenses                                                 +         37
                                                                 -------------
TOTAL ASSETS                                                          973,634

LIABILITIES
------------------------------------------------------------------------------
Collateral held for securities on loan                                221,597
Payables:
   Fund shares redeemed                                                   886
   Dividends to shareholders                                              395
   Investments bought                                                   8,308
   Due to brokers for futures                                              49
   Investment adviser and administrator fees                               16
   Transfer agent and shareholder service fees                             15
Accrued expenses                                                 +         33
                                                                 -------------
TOTAL LIABILITIES                                                     231,299

NET ASSETS
------------------------------------------------------------------------------
TOTAL ASSETS                                                          973,634
TOTAL LIABILITIES                                                -    231,299
                                                                 -------------
NET ASSETS                                                           $742,335

NET ASSETS BY SOURCE
Capital received from investors                                       732,926
Distributions in excess of net investment income                          (43)
Net realized capital losses                                              (397) b
Net unrealized capital gains                                            9,849  b

NET ASSET VALUE (NAV)

                     SHARES
NET ASSETS  /   OUTSTANDING      =           NAV
  $742,335           72,297               $10.27

  Unless stated, all numbers are x 1,000.

a The amortized cost of the fund's securities was $726,725, which includes certain restricted but deemed liquid 144A and Section 4(2) securities worth $63,681, or 8.6% of the fund's total net assets.

  Not counting short-term obligations and government securities, the fund's security transactions during the period were:

     Purchases           $156,998
     Sales/maturities    $152,178

  The fund's long-term government security transactions were:

     Purchases           $232,324
     Sales/maturities    $184,307

  The fund's total security transactions with other SchwabFunds during the period were $6,617.

b These derive from investments, futures and short sales.

  FEDERAL TAX DATA
  ----------------------------------------------------
  PORTFOLIO COST                             $727,152

  NET UNREALIZED GAINS AND LOSSES:
  Gains                                       $10,619
  Losses                                  +    (1,150)
                                          ------------
                                               $9,469
  AS OF AUGUST 31, 2003:

  UNDISTRIBUTED EARNINGS:
  Ordinary income                              $1,706
  Long-term capital gains                         $--

  CAPITAL LOSSES UTILIZED                      $4,116

  UNUSED CAPITAL LOSSES:
  Expires 08/31 of:                       Loss amount:
     2004                                       1,737
     2005                                         173
     2008                                 +     1,241
                                          ------------
                                               $3,151


38 See financial notes.

SCHWAB SHORT-TERM BOND MARKET FUND

Statement of
OPERATIONS
For September 1, 2003 through February 29, 2004; unaudited. All numbers are x 1,000.

INVESTMENT INCOME
------------------------------------------------------------------------------
Interest                                                              $11,119
Securities on loan                                                        183
Dividends                                                        +        271
                                                                 -------------
TOTAL INVESTMENT INCOME                                                11,573

NET REALIZED GAINS AND LOSSES
------------------------------------------------------------------------------
Net realized gains on investments sold                                  3,606
Net realized losses on futures contracts                                 (365)
Net realized losses on short sales                               +        (55)
                                                                 -------------
NET REALIZED GAINS                                                      3,186

NET UNREALIZED GAINS AND LOSSES
------------------------------------------------------------------------------
Net unrealized gains on investments                                     5,557
Net unrealized losses on futures contracts                               (102)
Net unrealized gains on short sales                              +         19
                                                                 -------------
NET UNREALIZED GAINS                                                    5,474

EXPENSES
------------------------------------------------------------------------------
Investment adviser and administrator fees                                 950 a
Transfer agent and shareholder service fees                               854 b
Trustees' fees                                                              6 c
Custodian and portfolio accounting fees                                    32
Professional fees                                                          16
Registration fees                                                          27
Shareholder reports                                                        35
Other expenses                                                   +          8
                                                                 -------------
Total expenses                                                          1,928
Expense reduction                                                -        187 d
                                                                 -------------
NET EXPENSES                                                            1,741

INCREASE IN NET ASSETS FROM OPERATIONS
------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                11,573
NET EXPENSES                                                     -      1,741
                                                                 -------------
NET INVESTMENT INCOME                                                   9,832
NET REALIZED GAINS                                                      3,186 e
NET UNREALIZED GAINS                                             +      5,474 e
                                                                 -------------
INCREASE IN NET ASSETS FROM OPERATIONS                                $18,492

  Unless stated, all numbers are x 1,000.

a Calculated as a percentage of average daily net assets: 0.30% of the first
  $500 million and 0.22% of assets beyond that.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets. These fees are paid to Charles Schwab & Co.

c For the fund's independent trustees only.

d This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and Schwab to limit the annual operating expenses of this fund through at least November 15, 2004, to 0.55% of average daily net assets. Prior to November 16, 2003, this limit was 0.45%. This limit doesn't include interest, taxes and certain non-routine expenses.

e These add up to a net gain on investments of $8,660.


                                                       See financial notes.   39

SCHWAB SHORT-TERM BOND MARKET FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers are x 1,000. Figures for current period are unaudited.

OPERATIONS
---------------------------------------------------------------------------------
                                            9/1/03-2/29/04        9/1/02-8/31/03
Net investment income                               $9,832               $19,584
Net realized gains                                   3,186                12,104
Net unrealized gains or losses            +          5,474                (9,681)
                                          ---------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS              18,492                22,007

DISTRIBUTIONS PAID
---------------------------------------------------------------------------------
Dividends from net investment income                $9,875               $19,817 a

TRANSACTIONS IN FUND SHARES
---------------------------------------------------------------------------------
                                      9/1/03-2/29/04           9/1/02-8/31/03
                                    SHARES        VALUE      SHARES        VALUE
Shares sold                         22,263     $227,781      45,091     $459,837
Shares reinvested                      830        8,472       1,451       14,788
Shares redeemed                 +  (14,657)    (150,055)    (31,673)    (322,739)
                                -------------------------------------------------
NET TRANSACTIONS IN FUND SHARES      8,436      $86,198      14,869     $151,886

SHARES OUTSTANDING AND NET ASSETS
---------------------------------------------------------------------------------
                                      9/1/03-2/29/04           9/1/02-8/31/03
                                    SHARES   NET ASSETS      SHARES   NET ASSETS
Beginning of period                 63,861     $647,520      48,992     $493,444
Total increase                  +    8,436       94,815      14,869      154,076 b
                                -------------------------------------------------
END OF PERIOD                       72,297     $742,335      63,861     $647,520 c

  Unless stated, all numbers are x 1,000.

a The tax-basis components of distributions for the period ended 08/31/03 are:

  Ordinary income               $19,817
  Long-term capital gains           $--

b Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value from transactions in fund shares, minus distributions paid.

c Include net investment income not yet distributed in the amount of $43 at the end of the current period.


40 See financial notes.

SCHWAB TOTAL BOND MARKET FUND

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                    9/1/03-      9/1/02-      9/1/01-      9/1/00-      9/1/99-      9/1/98-
                                                   2/29/04*      8/31/03      8/31/02      8/31/01      8/31/00      8/31/99
----------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period               10.20        10.22        10.24         9.65         9.58        10.18
                                                   -------------------------------------------------------------------------
Income from investment operations:
   Net investment income                              0.16         0.34         0.47         0.60         0.61         0.55
   Net realized and unrealized gains or losses        0.32         0.10         0.13         0.59         0.07        (0.53)
                                                   -------------------------------------------------------------------------
   Total income from investment operations            0.48         0.44         0.60         1.19         0.68         0.02
Less distributions:
   Dividends from net investment income              (0.17)       (0.37)       (0.46)       (0.60)       (0.61)       (0.55)
   Distributions from net realized gains             (0.35)       (0.09)       (0.16)          --           --        (0.07)
                                                   -------------------------------------------------------------------------
   Total distributions                               (0.52)       (0.46)       (0.62)       (0.60)       (0.61)       (0.62)
                                                   -------------------------------------------------------------------------
Net asset value at end of period                     10.16        10.20        10.22        10.24         9.65         9.58
                                                   -------------------------------------------------------------------------
Total return (%)                                      4.78 1       4.37         6.18        12.68         7.36         0.14

RATIOS/SUPPLEMENTAL DATA (%)
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                             0.50 2       0.43         0.35         0.35         0.36 3       0.35
   Gross operating expenses                           0.54 2       0.54         0.57         0.58         0.63         0.74
   Net investment income                              3.15 2       3.36         4.66         6.00         6.42         5.55
Portfolio turnover rate                                140 1        121           74          153          135          174
Net assets, end of period ($ x 1,000,000)            1,081        1,025        1,053          926          647          480

* Unaudited.

1 Not annualized.

2 Annualized.

3 The ratio of net operating expenses would have been 0.35% if certain non-routine expenses (proxy fees) had not been included.


                                                         See financial notes. 41

SCHWAB TOTAL BOND MARKET FUND

PORTFOLIO HOLDINGS as of February 28, 2004, unaudited

This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 =  Delayed-delivery security

 ~  Variable rate security

 /  Callable securities

 @  Collateral for futures contracts

 *  Security is valued at fair value
    (see Accounting Policies)

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity shown is the later of the next interest rate change date or demand date.

                                                           COST           VALUE
HOLDINGS BY CATEGORY                                     ($x1,000)      ($x1,000)
---------------------------------------------------------------------------------
  36.5%  MORTGAGE-BACKED SECURITIES                       410,148        394,540

  33.2%  CORPORATE BONDS                                  348,356        358,555

  27.3%  U.S. GOVERNMENT SECURITIES                       268,880        295,317

  19.8%  ASSET-BACKED OBLIGATIONS                         212,078        213,418

   0.6%  MUNICIPAL BONDS                                    7,000          7,023

   2.4%  COMMERCIAL PAPER & OTHER CORPORATE
         OBLIGATIONS                                       25,399         25,399

   1.8%  PREFERRED STOCK                                   19,062         19,101

   0.0%  OTHER INVESTMENT COMPANIES                           510            510
---------------------------------------------------------------------------------
 121.6%  TOTAL INVESTMENTS                              1,291,433      1,313,863

  24.2%  COLLATERAL INVESTED
         FOR SECURITIES ON
         LOAN                                             261,609        261,609

(45.8)%  OTHER ASSETS AND
         LIABILITIES                                                    (494,653)
---------------------------------------------------------------------------------
 100.0%  NET ASSETS                                                    1,080,819

       SECURITY
       SERIES                                         FACE AMOUNT        VALUE
          RATE, MATURITY DATE                         ($ x 1,000)     ($ x 1,000)
       MORTGAGE-BACKED SECURITIES 36.5% of net assets

       U.S. GOVERNMENT AGENCY MORTGAGES 33.6%
       --------------------------------------------------------------------------

       FANNIE MAE
       Pool# 313346
          7.00%, 04/16/06                                     357             373
       Pool# 177450
          7.00%, 06/21/07                                      17              18
       Pool# 187589
          7.00%, 07/21/07                                      34              36
       Pool# 199468
          7.00%, 08/26/07                                     209             221
       Pool# 234418
          7.00%, 05/30/08                                     185             199
       Pool# 243050
          7.00%, 06/21/08                                     221             237
       Pool# 535662
          7.00%, 09/24/08                                   3,937           4,221
       Pool# 536805
          7.00%, 11/14/08                                       4               5
       Pool# 622533
          7.00%, 06/21/09                                     234             251
       Pool# 322816
          7.00%, 09/09/09                                      41              44
       Pool# 327130
          7.00%, 10/30/09                                      99             106
       Pool# 344397
          7.00%, 06/28/10                                      19              20
       Pool# 404280
          7.00%, 10/09/10                                      56              60
       Pool# 417450
          7.00%, 07/06/11                                      36              38
       Pool# 392512
          7.00%, 09/24/11                                      10              10
       Pool# 390378
          7.00%, 10/02/11                                      28              30
       Pool# 550860
          7.00%, 12/06/11                                      37              39
       Pool# 323437
          5.50%, 05/08/12                                     470             493
       Pool# 613008
          7.00%, 05/08/12                                     465             499
       Pool# 482675
          5.50%, 07/27/12                                     157             165
       Pool# 488587
          5.50%, 08/11/12                                      94              99


42 See financial notes.

SCHWAB TOTAL BOND MARKET FUND

       SECURITY
       SERIES                                          FACE AMOUNT      VALUE
          RATE, MATURITY DATE                          ($ x 1,000)   ($ x 1,000)
       Pool# 535633
          5.50%, 08/11/12                                        8             8
       Pool# 440789
          5.50%, 09/02/12                                       11            11
       Pool# 491110
          5.50%, 09/02/12                                      161           169
       Pool# 496816
          5.50%, 10/15/12                                       45            47
       Pool# 482550
          5.50%, 11/21/12                                       39            41
       Pool# 492793
          5.50%, 11/28/12                                       52            55
       Pool# 527268
          7.00%, 01/11/13                                       11            11
       Pool# 537374
          7.00%, 01/18/13                                       10            10
       Pool# 498293
          7.00%, 05/30/13                                       17            19
       Pool# 539782
          7.00%, 07/13/13                                       16            17
       Pool# 556587
          7.00%, 11/14/13                                       71            76
       Pool# 253430
          7.00%, 01/04/14                                      278           298
       Pool# 574866
          5.50%, 03/04/14                                       38            39
       Pool# 550568
          7.00%, 03/11/14                                      319           343
       Pool# 550415
          7.00%, 03/25/14                                       69            74
       Pool# 572123
          5.50%, 04/09/14                                       37            38
       Pool# 572726
          7.00%, 04/09/14                                       69            74
       Pool# 570681
          5.50%, 05/30/14                                        5             5
       Pool# 253666
          7.00%, 06/14/14                                      277           297
       Pool# 253797
          5.50%, 06/21/14                                    1,219         1,272
       Pool# 572133
          7.00%, 06/28/14                                       48            51
       Pool# 572794
          7.00%, 07/13/14                                       30            32
       Pool# 535944
          7.00%, 08/04/14                                      438           470
       Pool# 580055
          5.50%, 09/09/14                                       39            41
       Pool# 505038
          5.50%, 10/01/14                                       12            13
       Pool# 569314
          5.50%, 10/16/14                                       31            33
       Pool# 604966
          5.50%, 01/19/15                                       25            26
       Pool# 587851
          5.50%, 01/26/15                                       45            47
       Pool# 545400
          5.50%, 02/03/15                                      518           540
       Pool# 545411
          5.50%, 02/03/15                                      611           638
       Pool# 609703
          5.50%, 02/17/15                                      532           555
       Pool# 622466
          5.50%, 02/24/15                                       27            28
       Pool# 711583
          5.50%, 03/26/15                                       24            25
       Pool# 638392
          5.50%, 04/24/15                                    1,001         1,044
       Pool# 608827
          7.00%, 04/24/15                                       20            21
       Pool# 625942
          5.50%, 05/30/15                                       36            38
       Pool# 555291
          5.50%, 06/29/15                                    1,162         1,212
       Pool# 623761
          7.00%, 07/13/15                                       95           102
       Pool# 555352
          5.50%, 09/02/15                                      528           551
       Pool# 644496
          5.50%, 09/10/15                                      666           695
       Pool# 663217
          5.50%, 09/24/15                                       52            54
       Pool# 650126
          7.00%, 09/24/15                                      102           109
       Pool# 681185
          5.50%, 11/07/15                                       43            45
       Pool# 647546
          5.50%, 11/22/15                                       38            40
       Pool# 254607
          7.00%, 11/22/15                                      596           640
       Pool# 545967
          5.50%, 11/29/15                                       55            57
       Pool# 555456
          5.50%, 11/29/15                                      724           756
       Pool# 545034
          7.00%, 12/01/15                                      161           173



                                                         See financial notes. 43

SCHWAB TOTAL BOND MARKET FUND

PORTFOLIO HOLDINGS continued

       SECURITY
       SERIES                                         FACE AMOUNT       VALUE
          RATE, MATURITY DATE                         ($ x 1,000)    ($ x 1,000)
       Pool# 643839
          7.00%, 12/06/15                                     171            184
       Pool# 651274
          7.00%, 12/06/15                                     807            865
       Pool# 680035
          5.50%, 12/14/15                                      90             93
       Pool# 626827
          5.50%, 01/05/16                                      57             59
       Pool# 664109
          5.50%, 01/27/16                                      51             54
       Pool# 678973
          5.50%, 01/27/16                                      47             49
       Pool# 674151
          5.50%, 02/10/16                                      55             57
       Pool# 639919
          5.50%, 02/25/16                                     522            545
       Pool# 671599
          5.50%, 03/25/16                                      56             59
       Pool# 673022
          5.50%, 03/25/16                                     644            672
       Pool# 687154
          5.50%, 04/01/16                                      45             47
       Pool# 679284
          7.00%, 04/09/16                                      54             57
       Pool# 681386
          5.50%, 05/15/16                                      55             57
       Pool# 357350
          5.50%, 05/22/16                                     183            191
       Pool# 674742
          5.50%, 05/22/16                                     662            691
       Pool# 677469
          5.50%, 05/22/16                                   1,485          1,549
       Pool# 677606
          5.50%, 05/22/16                                      42             44
       Pool# 682986
          5.50%, 06/28/16                                      31             33
       Pool# 699526
          5.50%, 11/06/16                                      40             42
       Pool# 731473
          5.50%, 08/01/17                                   1,431          1,494
     =    5.00%, 03/01/19                                  17,000         17,457
       Pool# 254472
          6.50%, 09/01/22                                   7,004          7,393
       Pool# 628209
          6.50%, 09/09/24                                   1,247          1,313
       Pool# 635861
          6.50%, 09/09/24                                   6,136          6,458
       Pool# 545762
          6.50%, 10/23/24                                   1,885          1,984
       Pool# 644590
          6.50%, 10/23/24                                   3,708          3,901
       Pool# 670402
          6.50%, 12/13/24                                     426            448
       Pool# 555708
          7.50%, 12/28/24                                   9,264          9,929
       Pool# 656434
          6.50%, 02/17/25                                   1,461          1,537
       Pool# 680982
          6.00%, 09/02/25                                  11,450         11,934
  =(1)    5.50%, 03/01/33                                  56,000         57,295
       Pool# 646817
          6.00%, 04/01/33                                   8,579          8,942
       Pool# 720769
          6.00%, 08/01/33                                   5,849          6,096
       Pool# 727107
          6.00%, 08/01/33                                   2,261          2,356
       Pool# 740241
          6.50%, 09/01/33                                   8,605          9,054
  =(5)    5.00%, 03/01/34                                  25,000         25,047
  =(3)    6.00%, 03/01/19                                  28,000         29,496
       Pool# C65062
          6.50%, 08/25/24                                   9,821         10,334
       Pool# G01477
          6.00%, 10/23/24                                   9,520          9,911

     = FREDDIE MAC GOLD POOL
          5.00%, 03/15/34                                  15,000         15,023

       GINNIE MAE
       Pool# 781478
          7.50%, 03/15/32                                   3,917          4,213
       Pool# 614544
          6.00%, 06/15/33                                   6,580          6,879
  =(4)    6.00%, 03/01/34                                  27,000         28,198
  =(2)    6.50%, 03/01/34                                  30,000         31,669
  =(9)    7.00%, 03/01/34                                  19,000         20,241
     =    8.00%, 03/01/34                                  10,000         10,913
                                                                      ----------
                                                                         362,967


44 See financial notes.

SCHWAB TOTAL BOND MARKET FUND

       SECURITY
       SERIES                                         FACE AMOUNT       VALUE
          RATE, MATURITY DATE                         ($ x 1,000)    ($ x 1,000)
       COLLATERALIZED MORTGAGE OBLIGATIONS 2.9%
       -------------------------------------------------------------------------

       FANNIE MAE
       Series 2574 Class JM
          5.00%, 03/31/33                                   7,423          7,653

   (7) FREDDIE MAC STRUCTURED PASS THROUGH SECURITIES
       Series H010 Class A3
          2.72%, 04/15/10                                  25,000         23,920
                                                                      ----------
                                                                          31,573
       CORPORATE BONDS 33.2% of net assets

       FINANCE 9.4%
       -------------------------------------------------------------------------

       BANKING 4.9%

     / AB SPINTAB, 144A
          7.50%, 08/14/49                                   6,300          7,006

    /~ BANKBOSTON CAPITAL TRUST IV
          1.75%, 03/08/04                                  10,000          9,370

    /~ CHASE CAPITAL VI
       Series F
          1.79%, 05/03/04                                   5,000          4,830

    /~ CULLEN/FROST CAPITAL TRUST I
          2.68%, 06/01/04                                   5,000          5,062

    /~ DEUTSCHE BANK CAPITAL TRUST, 144A
       Class B
          2.97%, 03/30/04                                  10,000         10,515

    @/ HBOS, PLC, 144A
          5.38%, 11/29/49                                   5,000          5,156

     / SOCGEN REAL ESTATE, L.L.C., 144A
       Series A
          7.64%, 12/29/49                                   5,000          5,730

     / SVENSKA HANDELSBANKEN, 144A
          7.13%, 03/07/49                                   5,000          5,576
                                                                      ----------
                                                                          53,245
       BROKERAGE 1.5%

    /~ CREDIT SUISSE FINANCIAL PRODUCTS
          1.93%, 03/08/04                                   4,000          3,961
       GOLDMAN SACHS CAPITAL I
          6.35%, 02/15/34                                   5,000          5,095

     @ GOLDMAN SACHS GROUP, INC.
          4.75%, 07/15/13                                   7,000          6,950
                                                                      ----------
                                                                          16,006
       FINANCE COMPANIES 1.1%

    /~ CAPITAL ONE CAPITAL I, 144A
          2.71%, 05/03/04                                   4,000          3,899

       GENERAL ELECTRIC CAPITAL CORP.
       Series A
          6.00%, 06/15/12                                   5,000          5,531

     @ INTERNATIONAL LEASE FINANCE CORP.
          5.88%, 05/01/13                                   2,000          2,167
                                                                      ----------
                                                                          11,597
       FINANCIAL OTHER 0.9%

     ~ NATIONAL CONSUMER COOPERATIVE BANK
       Series B
          3.38%, 05/05/04                                  10,000         10,024

       INSURANCE 1.0%

     / EXECUTIVE RISK CAPITAL TRUST
       Series B
          8.68%, 02/01/27                                   5,000          5,919
   */~ MANGROVE BAY PASSTHRU TRUST, 144A
          6.10%, 07/15/04                                   5,000          5,122
                                                                      ----------
                                                                          11,041

       INDUSTRIAL 20.9%
       -------------------------------------------------------------------------
       BASIC INDUSTRY 0.5%

     / GEORGIA PACIFIC CORP.
          9.50%, 05/15/22                                   5,020          5,221

       CAPITAL GOODS 2.1%

       BAE ASSET SYSTEMS 2001 ASSET TRUST, 144A
       Series 2001 Class G
          6.66%, 09/15/13                                  12,547         14,111

     @ TYCO INTERNATIONAL GROUP, SA
          6.38%, 06/15/05                                   2,000          2,101

       WASTE MANAGEMENT, INC.
          7.38%, 08/01/10                                   5,000          5,860
                                                                      ----------
                                                                          22,072


                                                         See financial notes. 45

SCHWAB TOTAL BOND MARKET FUND

PORTFOLIO HOLDINGS continued

       SECURITY
       SERIES                                         FACE AMOUNT       VALUE
          RATE, MATURITY DATE                         ($ x 1,000)    ($ x 1,000)
       COMMUNICATIONS 4.3%

       CHANCELLOR MEDIA / CLEAR CHANNEL COMMUNICATION
          8.00%, 11/01/08                                   3,000          3,502

       COMCAST CORP.
          7.05%, 03/15/33                                   5,000          5,528

     / CONTINENTAL CABLEVISION
          9.50%, 08/01/13                                   3,000          3,436

     / DIRECTV HOLDINGS
          8.38%, 03/15/13                                   5,000          5,712

       FRANCE TELECOM
          10.00%, 03/01/31                                  5,000          6,635

     / JONES INTERCABLE, INC. (COMCAST CORP.)
          8.88%, 04/01/07                                   5,000          5,212

       ROGERS CABLE SYSTEMS, LTD.
       Series B
          10.00%, 03/15/05                                  3,500          3,767

       TELEFONOS DE MEXICO, SA, 144A
          4.50%, 11/19/08                                   3,000          3,051

       TELUS CORP.
          7.50%, 06/01/07                                   2,000          2,263
     @ VERIZON NEW ENGLAND, INC.
          6.50%, 09/15/11                                   7,000          7,856
                                                                      ----------
                                                                          46,962
       CONSUMER CYCLICAL 8.6%

    @/ AMERICAN AXLE & MANUFACTURING, INC.
          9.75%, 03/01/09                                  10,745         11,323

       AMERICAN AXLE & MANUFACTURING, INC., 144A
          5.25%, 02/11/14                                   5,000          5,091

       AUTONATION, INC.
          9.00%, 08/01/08                                   3,000          3,480

       CENDANT CORP.
          7.38%, 01/15/13                                   3,000          3,497

       CVS CORP., 144A
          6.12%, 01/10/13                                   6,723          7,356

       D.R. HORTON, INC.
          7.50%, 12/01/07                                   1,000          1,105
          5.00%, 01/15/09                                   4,000          4,060

       FORD MOTOR CREDIT CO.
          7.38%, 10/28/09                                   5,000          5,507

       GENERAL MOTORS
          8.38%, 07/15/33                                   5,000          5,683

     @ LEAR CORP.
       Series B
          7.96%, 05/15/05                                   9,090          9,726

     ~ LIBERTY MEDIA CORP.
          2.64%, 03/17/04                                   7,500          7,604

       MANDALAY RESORT GROUP
          6.45%, 02/01/06                                   2,000          2,100

     @ MGM MIRAGE, INC.
          7.25%, 10/15/06                                   4,000          4,350

       ROYAL CARIBBEAN CRUISES
          7.00%, 10/15/07                                   2,000          2,155

     @ RYLAND GROUP, INC.
          5.38%, 06/01/08                                   5,000          5,187

       TIME WARNER, INC.
          9.15%, 02/01/23                                   5,000          6,557

       TOLL CORP.
     /    8.25%, 02/01/11                                   5,000          5,563
     /    8.25%, 12/01/11                                   2,000          2,230
                                                                      ----------
                                                                          92,574
       CONSUMER NON-CYCLICAL 2.5%

       GENERAL MILLS, INC.
          6.00%, 02/15/12                                   5,000          5,462

       HCA, INC.
          7.15%, 03/30/04                                   5,800          5,818
          6.91%, 06/15/05                                   4,668          4,911

       HIGHMARK, INC., 144A
          6.80%, 08/15/13                                   5,000          5,555

     @ MILLER BREWING CO., 144A
          4.25%, 08/15/08                                   5,000          5,158
                                                                      ----------
                                                                          26,904
       ENERGY 1.8%

     / HUSKY OIL LTD.
          8.90%, 08/15/28                                   6,000          7,020

       PHILLIPS PETROLEUM CO.
          9.38%, 02/15/11                                   5,000          6,487

       XTO ENERGY, INC.
          7.50%, 04/15/12                                   5,000          5,900
                                                                      ----------
                                                                          19,407
       TRANSPORTATION 1.1%

       HERTZ CORP.
          4.70%, 10/02/06                                   6,000          6,120


46 See financial notes.

SCHWAB TOTAL BOND MARKET FUND

       SECURITY
       SERIES                                         FACE AMOUNT       VALUE
          RATE, MATURITY DATE                         ($ x 1,000)    ($ x 1,000)
      / UNION PACIFIC CORP.
           8.35%, 05/01/25                                  5,000          5,520
                                                                      ----------
                                                                          11,640
       SOVEREIGN 0.8%
       -------------------------------------------------------------------------

     @ REPUBLIC OF SOUTH AFRICA
          9.13%, 05/19/09                                   3,000          3,671

     ~ UNITED MEXICAN STATES
          1.85%, 04/13/04                                   5,000          5,043
                                                                      ----------
                                                                           8,714
       UTILITIES 2.1%
       -------------------------------------------------------------------------

      ELECTRIC 2.1%

       APPALACHIAN POWER CO.
       Series H
          5.95%, 05/15/33                                   3,000          2,995

     / COLUMBIA ENERGY GROUP
       Series F
          7.42%, 11/28/15                                   5,800          6,361

     / ENTERGY GULF STATES
          5.25%, 08/01/15                                   5,000          4,948

       PUBLIC SERVICES ELECTRIC & GAS
       Series C
          4.00%, 11/01/08                                   3,000          3,073

       RELIANT ENERGY RESOURCES
       Series B
          8.13%, 07/15/05                                   5,390          5,771
                                                                      ----------
                                                                          23,148
       U.S. GOVERNMENT SECURITIES 27.3% of net assets

       U.S. TREASURY OBLIGATIONS 21.8%
       -------------------------------------------------------------------------

   @ TREASURY INFLATION PROTECTION SECURITY
          1.88%, 07/15/13                                   6,500          6,728

     U.S. TREASURY BILLS
   @      0.87%, 03/18/04                                   1,000          1,000
   @      0.93%, 03/18/04                                   1,000          1,000

     U.S. TREASURY BONDS
          9.88%, 11/15/15                                   5,000          7,607
          7.25%, 05/15/16                                   7,500          9,578
          9.00%, 11/15/18                                   5,000          7,397
          8.00%, 11/15/21                                   7,000          9,732
          7.25%, 08/15/22                                   6,500          8,455
          6.25%, 08/15/23                                  16,000         18,831
          6.13%, 11/15/27                                   7,500          8,750
          5.25%, 02/15/29                                   5,000          5,224
          6.13%, 08/15/29                                   1,000          1,172
          6.25%, 05/15/30                                  10,000         11,925
          5.38%, 02/15/31                                   3,000          3,234

       U.S. TREASURY NOTES
          1.63%, 01/31/05                                   5,000          5,024
          7.50%, 02/15/05                                   8,000          8,485
          1.63%, 03/31/05                                   5,000          5,026
          6.50%, 05/15/05                                   5,000          5,316
          1.50%, 07/31/05                                   5,000          5,014
          2.00%, 05/15/06                                   3,000          3,018
          2.38%, 08/15/06                                   5,500          5,567
          6.50%, 10/15/06                                   6,000          6,694
          6.63%, 05/15/07                                   2,000          2,272
          3.25%, 08/15/07                                   1,500          1,546
          6.13%, 08/15/07                                   4,000          4,503
  (8)     3.00%, 02/15/08                                  22,175         22,554
          3.13%, 09/15/08                                   6,750          6,843
          3.13%, 10/15/08                                   2,000          2,025
          3.38%, 12/15/08                                   1,000          1,022
          3.25%, 01/15/09                                  18,000         18,270
          3.00%, 02/15/09                                   2,000          2,004
          6.50%, 02/15/10                                     600            707
  (6)     5.00%, 02/15/11                                  22,000         24,076
          4.25%, 11/15/13                                   5,100          5,217
                                                                      ----------
                                                                         235,816
       U.S. GOVERNMENT AGENCY SECURITIES 5.5%
       -------------------------------------------------------------------------

       FANNIE MAE
          6.00%, 05/15/08                                   5,000          5,605
          2.50%, 06/15/08                                   8,000          7,860
          6.63%, 09/15/09                                   2,500          2,895
          4.69%, 10/15/13                                  15,000         15,279
          7.25%, 05/15/30                                   2,500          3,159

       FREDDIE MAC
          7.00%, 03/15/10                                   5,000          5,913
          5.75%, 01/15/12                                   5,000          5,557
          5.13%, 07/15/12                                   5,000          5,330
          4.50%, 01/15/13                                   5,000          5,083
          6.25%, 07/15/32                                   2,500          2,820
                                                                      ----------
                                                                          59,501


                                                         See financial notes. 47

SCHWAB TOTAL BOND MARKET FUND

PORTFOLIO HOLDINGS continued

       SECURITY
       SERIES                                         FACE AMOUNT       VALUE
          RATE, MATURITY DATE                         ($ x 1,000)    ($ x 1,000)
       ASSET-BACKED OBLIGATIONS 19.8% of net assets

     ~ AEGIS ASSET BACKED SECURITIES TRUST
       Series 2003-1 Class A1
          1.50%, 03/25/04                                  14,296         14,363

     ~ ASSET BACKED SECURITIES CORP. HOME EQUITY
       LOAN TRUST
       Series 2003-HE1 Class A2
          1.59%, 03/15/04                                   8,796          8,859

       CAPITAL ONE MASTER TRUST
     ~ Series 2001-2 Class C
          2.19%, 03/15/04                                   6,000          6,022
       Series 2000-2 Class A
          7.20%, 08/15/08                                   5,000          5,361

     ~ CAPITAL ONE MULTI-ASSET EXECUTION TRUST
       Series 2003-A1 Class A1
          1.48%, 03/15/04                                  10,000         10,049

     ~ CDC MORTGAGE CAPITAL TRUST
       Series 2003-HE2 Class M2
          2.99%, 03/25/04                                   5,410          5,572

     ~ CENTEX HOME EQUITY LOAN TRUST
       Series 2003-B Class M1
          1.80%, 03/25/04                                  19,000         19,198

     ~ CHASE CREDIT CARD MASTER TRUST
       Series 2003-5 Class B
          1.42%, 03/15/04                                  17,000         17,025

       CITIBANK CREDIT CARD MASTER TRUST I
       Series 1999-5 Class A
          6.10%, 05/15/08                                   5,000          5,447

       COUNTRYWIDE ASSET-BACKED CERTIFICATES
     ~ Series 2001-3 Class M1
          1.60%, 03/15/04                                   3,000          3,011
     ~ Series 2001-BC3 Class M1
          1.65%, 03/25/04                                   5,000          5,008
     ~ Series 2002-3 Class M1
          1.85%, 03/25/04                                   4,000          4,039

     ~ FIRST FRANKLIN MORTGAGE LOAN ASSET-BACKED
       CERTIFICATES
       Series 2002-FF3 Class A2
          1.56%, 03/25/04                                  13,687         13,768

       LONG BEACH MORTGAGE LOAN TRUST
     ~ Series 2003-1 Class A2
          1.50%, 03/25/04                                   3,456          3,471
     ~ Series 2003-4 Class M3
          3.24%, 03/25/04                                   5,500          5,675

     ~ MASTER ASSET BACKED SECURITIES TRUST
       Series 2003-OPT1 Class A2
          1.52%, 03/25/04                                  12,954         13,014

       MBNA CREDIT CARD MASTER NOTE TRUST
     ~ Series 2003-B3 Class B3
          1.48%, 03/15/04                                  10,000         10,012
     ~ Series 2003-C3 Class C3
          2.45%, 03/15/04                                   4,500          4,574
       Series 2002-A1 Class A1
          4.95%, 06/15/09                                   5,000          5,361

       MORGAN STANLEY ABS CAPITAL I
       Series 2002-HE3N
          9.50%, 12/27/32                                     805            805
       Series 2003-NC8N
          7.60%, 09/25/33                                   3,575          3,586

    *@ NOVASTAR NIM TRUST
       Series 2004-N1
          4.46%, 02/25/34                                   5,000          5,000

 ~(10) OPTION ONE MORTGAGE LOAN TRUST
       Series 2003-6 Class A2
          1.45%, 03/25/04                                  19,166         19,220

     ~ PROVIDENT BANK HOME EQUITY LOAN TRUST
       Series 1997-2 Class A5
          1.33%, 03/25/04                                   2,555          2,556

       RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
     ~ Series 2003-RS1 Class AII
          1.49%, 03/25/04                                  10,477         10,524
       Series 2003-RZ4 Class A4
          4.04%, 12/25/30                                  11,700         11,898
                                                                      ----------
                                                                         213,418
       MUNICIPAL BONDS 0.6% of net assets

     @ CALIFORNIA DEPARTMENT OF WATER RESOURCES
       Power Supply Revenue Bonds
       Series 2002E
          3.59%, 05/01/04                                   7,000          7,023


48 See financial notes.

SCHWAB TOTAL BOND MARKET FUND

       SECURITY
       SERIES                                         FACE AMOUNT       VALUE
          RATE, MATURITY DATE                         ($ x 1,000)    ($ x 1,000)
       COMMERCIAL PAPER & OTHER CORPORATE OBLIGATIONS
       2.4% of net assets

       ATLANTIS TWO FUNDING CORP., SECTION 4(2)
          1.15%, 03/01/04                                  11,900         11,900

       CONOCO PHILLIPS, SECTION 4(2)
          1.04%, 03/02/04                                  13,500         13,499
                                                                      ----------
                                                                          25,399

                                                                        VALUE
       SECURITY AND NUMBER OF SHARES                                 ($ x 1,000)
       PREFERRED STOCK 1.8% of net assets

       COBANK, ACB, 144A
       115,000                                                             5,953

       RC TRUST I
       100,000                                                             5,374

     / ZURICH REGCAPS FUNDING TRUST III, 144A
       80,000                                                              7,774
                                                                      ----------
                                                                          19,101
       OTHER INVESTMENT COMPANIES 0.0% of net assets

       PROVIDENT INSTITUTIONAL FUNDS--
       FED FUNDS PORTFOLIO 509,876                                           510

END OF INVESTMENTS. For totals, please see the first page of holdings for this fund.

       SECURITY
       SERIES                                         FACE AMOUNT       VALUE
          RATE, MATURITY DATE                         ($ x 1,000)    ($ x 1,000)
       COLLATERAL INVESTED FOR SECURITIES ON LOAN
       24.2% of net assets

       SHORT-TERM INVESTMENTS 3.4%
       -------------------------------------------------------------------------

       FORTIS BANK TIME DEPOSIT
          1.04%, 03/01/04                                  36,320         36,320

                                                                        VALUE
       SECURITY AND NUMBER OF SHARES                                 ($ x 1,000)
       OTHER INVESTMENT COMPANIES 20.8%
       -------------------------------------------------------------------------

       INSTITUTIONAL MONEY MARKET
       TRUST 225,288,981                                                 225,289

END OF COLLATERAL INVESTED FROM SECURITIES ON LOAN. For totals, please see the first page of holdings for this fund.

In addition to the above, the fund held the following at 2/29/04. All numbers are x 1,000 except number of futures contracts.

FUTURES CONTRACTS

                           Number of             Contract            Unrealized
                           Contracts              Value                 Gains
2 Year, Long
Morgan Stanley,
expires 3/29/04                  200               43,128                   491


                                                         See financial notes. 49

SCHWAB TOTAL BOND MARKET FUND

Statement of
ASSETS AND LIABILITIES
As of February 29, 2004; unaudited. All numbers are x 1,000 except NAV.

ASSETS
------------------------------------------------------------------------------
Investments, at value (including $257,966 of
   securities on loan)                                             $1,313,863 a
Collateral held for securities on loan                                261,609
Cash                                                                       88
Receivables:
   Fund shares sold                                                       704
   Investments sold                                                    20,285
   Dividends                                                              402
   Interest                                                             9,491
   Due from brokers for futures                                            31
Prepaid expenses                                                 +         39
                                                                 -------------
TOTAL ASSETS                                                        1,606,512

LIABILITIES
------------------------------------------------------------------------------
Collateral held for securities on loan                                261,609
Payables:
   Fund shares redeemed                                                 1,334
   Dividends to shareholders                                              210
   Investments bought                                                 262,445
   Investment adviser and administration fees                              22
   Transfer agent and shareholder service fees                             22
Accrued expenses                                                 +         51
                                                                 -------------
TOTAL LIABILITIES                                                     525,693

NET ASSETS
------------------------------------------------------------------------------
TOTAL ASSETS                                                        1,606,512
TOTAL LIABILITIES                                                -    525,693
                                                                 -------------
NET ASSETS                                                         $1,080,819

NET ASSETS BY SOURCE
Capital received from investors                                     1,055,302
Distributions in excess of net investment income                       (1,493)
Net realized capital gains                                              4,089 b
Net unrealized capital gains                                           22,921

NET ASSET VALUE (NAV)

                          SHARES
NET ASSETS     /     OUTSTANDING    =       NAV
$1,080,819               106,340         $10.16

  Unless stated, all numbers are x 1,000.

a The amortized cost of the fund's securities was $1,291,433 which includes certain restricted but deemed liquid 144A and Section 4(2) securities worth $122,452, or 11.3% of the fund's total net assets.

  Not counting short-term obligations and government securities, the fund's security transactions during the period were:

     Purchases             $245,105
     Sales/maturities      $223,126

  The fund's long-term government security transactions were:

     Purchases           $1,503,083
     Sales/maturities    $1,530,238

  The fund's total security transactions with other SchwabFunds during the period were $6,763.

b These derive from investments, futures, swap agreements and short sales.

FEDERAL TAX DATA
-------------------------------------------------
PORTFOLIO COST                        $1,291,607

NET UNREALIZED GAINS AND LOSSES:
Gains                                    $23,938
Losses                                +   (1,682)
                                      -----------
                                         $22,256
AS OF AUGUST 31, 2003:

UNDISTRIBUTED EARNINGS:
Ordinary income                          $18,753
Long-term capital gains                  $15,766


50 See financial notes.

SCHWAB TOTAL BOND MARKET FUND

Statement of
OPERATIONS
For September 1, 2003 through February 29, 2004; unaudited. All numbers are x 1,000.

INVESTMENT INCOME
------------------------------------------------------------------------------
Interest                                                              $18,356
Securities on loan                                                        129
Dividends                                                         +       633
                                                                  ------------
TOTAL INVESTMENT INCOME                                                19,118

NET REALIZED GAINS AND LOSSES
------------------------------------------------------------------------------
Net realized gains on investments sold                                  7,459
Net realized gains on futures contracts                                   935
Net realized losses on short sales                                +       (69)
                                                                  ------------
NET REALIZED GAINS                                                      8,325

NET UNREALIZED GAINS AND LOSSES
------------------------------------------------------------------------------
Net unrealized gains on investments                                    23,736
Net unrealized appreciation on futures                            +       492
                                                                  ------------
NET UNREALIZED GAINS                                                  $24,228

EXPENSES
------------------------------------------------------------------------------
Investment adviser and administrator fees                               1,351 a
Transfer agent and shareholder service fees                             1,309 b
Trustees' fees                                                              7 c
Custodian and portfolio accounting fees                                    60
Professional fees                                                          18
Registration fees                                                          28
Shareholder reports                                                        46
Other expenses                                                    +        13
                                                                  ------------
Total expenses                                                          2,832
Expense reduction                                                 -       202 d
                                                                  ------------
NET EXPENSES                                                            2,630

INCREASE IN NET ASSETS FROM OPERATIONS
------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                19,118
NET EXPENSES                                                      -     2,630
                                                                  ------------
NET INVESTMENT INCOME                                                  16,488
NET REALIZED GAINS                                                      8,325 e
NET UNREALIZED GAINS                                              +    24,228 e
                                                                  ------------
INCREASE IN NET ASSETS FROM OPERATIONS                                $49,041

  Unless stated, all numbers are x 1,000.

a Calculated as a percentage of average daily net assets: 0.30% of the first
  $500 million and 0.22% of assets beyond that.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets. These fund's are paid to Charles Schwab & Co.

c For the fund's independent trustees only.

d This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the annual operating expenses of this fund through at least November 15, 2004, to 0.55% of average daily net assets. Prior to November 16, 2003, this limit was 0.45%. This limit doesn't include interest, taxes and certain non-routine expenses.

e These add up to a net gain on investments of $32,553.


                                                         See financial notes. 51

SCHWAB TOTAL BOND MARKET FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers are x 1,000. Figures for current period are unaudited.

OPERATIONS
---------------------------------------------------------------------------------------
                                                     9/1/03-2/29/04     9/1/02-8/31/03
Net investment income                                       $16,488            $35,167
Net realized gains                                            8,325             43,377
Net unrealized gains or losses                     +         24,228            (33,179)
                                                   ------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS                       49,041             45,365

DISTRIBUTIONS PAID
---------------------------------------------------------------------------------------
Dividends from net investment income                         17,463             37,803
Distributions from net realized gains
on investments                                     +         35,223              9,120
                                                   ------------------------------------
TOTAL DISTRIBUTIONS PAID                                    $52,686            $46,923 a

TRANSACTIONS IN FUND SHARES
---------------------------------------------------------------------------------------
                                           9/1/03-2/29/04             9/1/02-8/31/03
                                       SHARES         VALUE      SHARES          VALUE
Shares sold                            12,095      $123,387      34,089       $351,983
Shares reinvested                       5,362        54,178       4,171         43,002
Shares redeemed                    +  (11,572)     (118,244)    (40,877)      (421,166)
                                   ----------------------------------------------------
NET TRANSACTIONS IN FUND SHARES         5,885       $59,321      (2,617)      ($26,181)

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                                           9/1/03-2/29/04             9/1/02-8/31/03
                                       SHARES    NET ASSETS      SHARES     NET ASSETS
Beginning of period                   100,455    $1,025,143     103,072     $1,052,882
Total increase or decrease         +    5,885        55,676      (2,617)       (27,739) b
                                   ----------------------------------------------------
END OF PERIOD                         106,340    $1,080,819     100,455     $1,025,143 c

  Unless stated, all numbers are x 1,000.

a The tax-basis components of distributions for the period ended 08/31/03 are:

  Ordinary income             $43,912
  Long-term capital gains      $3,011

b Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value from transactions in fund shares, minus distributions paid.

c Includes distributions in excess of net investment income in the amount of $1,493 and $518 for the current and prior period, respectively.

  Percent of fund shares owned by other SchwabFunds(R) as of the end of the current period:

  SCHWAB MARKETTRACK PORTFOLIOS
  Growth Portfolio               8.8%
  Balanced Portfolio            17.6%
  Conservative Portfolio        15.5%

  SCHWAB ANNUITY PORTFOLIOS
  Growth Portfolio II            0.4%


52 See financial notes.

SCHWAB GNMA FUND

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                        9/1/03-       3/3/03 1-
INVESTOR SHARES                                        2/29/04*      8/31/03
-------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                    9.69        10.00
                                                      -------------------------------------------------------------
Income from investment operations:
   Net investment income                                  0.07         0.06
   Net realized and unrealized gains or losses            0.25        (0.17)
                                                      -------------------------------------------------------------
   Total income or loss from investment operations        0.32        (0.11)
Less distributions:
   Dividends from net investment income                  (0.16)       (0.20)
                                                      -------------------------------------------------------------
Net asset value at end of period                          9.85         9.69
                                                      -------------------------------------------------------------
Total return (%)                                          3.33 2      (1.11) 2

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                                 0.30 3         --
   Gross operating expenses                               1.12 3       0.99  3
   Net investment income                                  1.61 3       1.37  3
Portfolio turnover rate                                    106 2        105  2
Net assets, end of period ($ x 1,000,000)                   20           21


* Unaudited.

1 Commencement of operations.

2 Not annualized.

3 Annualized.


                                                         See financial notes. 53

SCHWAB GNMA FUND

                                                      9/1/03-       3/3/03 1-
SELECT SHARES                                        2/29/04*      8/31/03
-------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                  9.69        10.00
                                                   ----------------------------------------------------------------
Income from investment operations:
   Net investment income                                0.07         0.06
   Net realized and unrealized gains or losses          0.25        (0.17)
                                                   ----------------------------------------------------------------
   Total income or loss from investment operations      0.32        (0.11)
Less distributions:
   Dividends from net investment income                (0.16)       (0.20)
                                                   ----------------------------------------------------------------
Net asset value at end of period                        9.85         9.69
                                                   ----------------------------------------------------------------
Total return (%)                                        3.37 2      (1.11) 2

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net operating expenses                                  0.23 3         --
   Gross operating expenses                             0.96 3       0.83  3
   Net investment income                                1.75 3       1.37  3
Portfolio turnover rate                                  106 2        105  2
Net assets, end of period ($ x 1,000,000)                 23           28

* Unaudited.

1 Commencement of operations.

2 Not annualized.

3 Annualized.


54 See financial notes.

SCHWAB GNMA FUND

PORTFOLIO HOLDINGS as of February 29, 2004, unaudited

This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 =  Delayed-delivery security

 ~  Variable rate security

 *  Security is valued at fair value
    (see Accounting Policies)

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity shown is the later of the next interest rate change date or demand date.

                                                         COST            VALUE
HOLDINGS BY CATEGORY                                   ($x1,000)       ($x1,000)
--------------------------------------------------------------------------------
 97.0%  MORTGAGE-BACKED SECURITIES                       40,910          41,444

  5.9%  U.S. GOVERNMENT SECURITIES                        2,500           2,515

  4.0%  ASSET-BACKED OBLIGATIONS                          1,709           1,712

  2.3%  COMMERCIAL PAPER & OTHER CORPORATE
        OBLIGATIONS                                       1,000           1,000

  1.5%  OTHER INVESTMENT COMPANIES                          624             624
--------------------------------------------------------------------------------
110.7%  TOTAL INVESTMENTS                                46,743          47,295

(10.7)% OTHER ASSETS AND
        LIABILITIES                                                      (4,588)
--------------------------------------------------------------------------------
100.0%  NET ASSETS                                                       42,707

      SECURITY
      SERIES                                           FACE AMOUNT      VALUE
         RATE, MATURITY DATE                           ($ x 1,000)   ($ x 1,000)
      MORTGAGE-BACKED SECURITIES 97.0% of net assets

      U.S. GOVERNMENT AGENCY MORTGAGES 97.0%
      --------------------------------------------------------------------------

      FANNIE MAE

      Pool# 628210
         6.50%, 03/01/32                                     1,331         1,401

      GINNIE MAE
      Pool# 3556
         8.00%, 06/15/04                                         4             5
      Pool# 3895
         8.00%, 06/15/04                                         3             3
      Pool# 3936
         8.00%, 07/15/04                                         8             9
      Pool# 6368
         8.00%, 06/15/05                                        25            26
      Pool# 6371
         8.00%, 08/15/05                                         1             1
      Pool# 6524
         8.00%, 08/15/05                                        15            15
      Pool# 6797
         8.00%, 08/15/05                                        32            33
      Pool# 7378
         8.00%, 09/15/05                                        40            41
      Pool# 10840
         8.00%, 06/15/06                                        13            14
      Pool# 11366
         8.00%, 08/15/06                                        41            43
      Pool# 12016
         8.00%, 09/15/06                                        14            15
      Pool# 13919
         8.00%, 12/15/06                                        40            42
      Pool# 15531
         8.00%, 01/15/07                                        18            20
      Pool# 17250
         8.00%, 09/15/07                                         1             1
      Pool# 24200
         8.00%, 05/15/08                                        33            35
      Pool# 25484
         8.00%, 05/15/08                                        90            96
      Pool# 23178
         8.00%, 06/15/08                                        68            73
      Pool# 23912
         8.00%, 08/15/08                                        61            65
      Pool# 33545
         8.00%, 08/15/09                                        40            43


See financial notes. 55

SCHWAB GNMA FUND

PORTFOLIO HOLDINGS continued


      SECURITY
      SERIES                                        FACE AMOUNT       VALUE
         RATE, MATURITY DATE                        ($ x 1,000)    ($ x 1,000)
      Pool# 585163
         5.00%, 02/15/18                                  1,620          1,674
      Pool# 604782
         5.50%, 11/15/18                                  1,603          1,682
      Pool# 358813
         7.50%, 07/15/23                                    576            623
      Pool# 345964
         7.00%, 11/15/23                                    227            243
      Pool# 780168
         6.50%, 05/15/24                                    102            109
      Pool# 780560
         6.50%, 05/15/24                                    193            204
      Pool# 780034
         7.00%, 08/15/24                                    637            683
      Pool# 416898
         7.50%, 04/15/26                                    256            276
      Pool# 780421
         7.50%, 08/15/26                                    263            284
      Pool# 451364
         8.50%, 08/15/27                                     25             27
      Pool# 454376
         7.50%, 03/15/28                                     18             19
      Pool# 780770
         6.00%, 04/15/28                                    504            528
      Pool# 458886
         7.00%, 05/15/28                                    209            223
      Pool# 780794
         8.50%, 05/15/28                                    135            147
      Pool# 478297
         7.50%, 06/15/28                                    489            527
      Pool# 490807
         7.00%, 11/15/28                                    337            360
      Pool# 510418
         9.00%, 09/15/29                                      8              8
      Pool# 434648
         8.50%, 12/15/29                                     10             11
      Pool# 520466
         9.00%, 01/15/30                                     15             16
      Pool# 515763
         9.00%, 06/15/30                                     11             12
      Pool# 515799
         9.00%, 06/15/30                                      6              7
      Pool# 515814
         9.00%, 06/15/30                                     13             14
      Pool# 511872
         7.00%, 01/15/31                                    383            408
      Pool# 538229
         6.50%, 08/15/31                                    502            531
      Pool# 563325
         7.00%, 08/15/31                                  1,042          1,110
      Pool# 590373
         6.50%, 08/15/32                                    654            691
  (2) Pool# 552763
         6.50%, 09/15/32                                  2,965          3,132
  (9) Pool# 599752
         6.50%, 10/15/32                                  1,916          2,024
      Pool# 603324
         6.00%, 12/15/32                                  1,810          1,892
  (8) Pool# 581491
         6.00%, 02/15/33                                  2,250          2,353
  (1) Pool# 604141
         6.00%, 03/15/33                                  3,539          3,700
      Pool# 604338
         5.00%, 05/15/33                                  1,419          1,426
  (6) Pool# 614544
         6.00%, 06/15/33                                  2,389          2,497
 (10) Pool# 613876
         5.50%, 08/15/33                                  1,919          1,973
      Pool# 619619
         5.00%, 09/15/33                                  1,000          1,005
      Pool# 622095
         5.00%, 09/15/33                                  1,456          1,463
      Pool# 615538
  (7)    5.50%, 09/15/33                                  2,310          2,375
 =(4)    5.50%, 03/01/34                                  2,500          2,567
 =(3)    6.50%, 03/01/34                                  2,500          2,639
                                                                     ---------
                                                                        41,444
      U.S. GOVERNMENT SECURITIES 5.9% of net assets

  (5) U.S. TREASURY NOTES
         1.88%, 12/31/05                                  2,500          2,515

      ASSET-BACKED OBLIGATIONS 4.0% of net assets

    * NOVASTAR NIM TRUST
      Series 2004-N1
         4.46%, 02/25/34                                    750            750

    ~ OPTION ONE MORTGAGE LOAN TRUST
      Series 2003-6 Class A2
         1.42%, 03/25/04                                    958            962
                                                                     ---------
                                                                         1,712


56 See financial notes.

SCHWAB GNMA FUND

      SECURITY
      SERIES                                            FACE AMOUNT     VALUE
         RATE, MATURITY DATE                            ($ x 1,000)  ($ x 1,000)
      COMMERCIAL PAPER & OTHER CORPORATE OBLIGATIONS
      2.3% of net assets

      GENERAL MOTORS ACCEPTANCE CORP.
      1.18%, 03/09/04                                         1,000        1,000

                                                                        VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      OTHER INVESTMENT COMPANIES 1.5% of net assets

      PROVIDENT INSTITUTIONAL FUNDS--
      FED FUNDS PORTFOLIO 624,232                                            624

      END OF INVESTMENTS. For totals, please see the first page of holdings for this fund.


                                                         See financial notes. 57

SCHWAB GNMA FUND

Statement of
ASSETS AND LIABILITIES
As of February 29, 2004; unaudited. All numbers are x 1,000 except NAV.

ASSETS
------------------------------------------------------------------------------
Investments, at value                                                $ 47,295 a
Receivables:
   Fund shares sold                                                       535
   Interest                                                               203
   Due from advisor                                                         1
Prepaid expenses                                                   +       23
                                                                   -----------
TOTAL ASSETS                                                           48,057

LIABILITIES
------------------------------------------------------------------------------
Payables:
   Fund shares redeemed                                                    54
   Dividends to shareholders                                               30
   Investments bought                                                   5,223
Accrued expenses                                                   +       43
                                                                   -----------
TOTAL LIABILITIES                                                       5,350

NET ASSETS
------------------------------------------------------------------------------
TOTAL ASSETS                                                           48,057
TOTAL LIABILITIES                                                  -    5,350
                                                                   -----------
NET ASSETS                                                           $ 42,707

NET ASSETS BY SOURCE
Capital received from investors                                        43,701
Distributions in excess of net investment income                         (374)
Net realized capital losses                                            (1,172) b
Net unrealized capital gains                                              552 b

NET ASSET VALUE (NAV) BY SHARE CLASS
                                                       SHARES
SHARE CLASS              NET ASSETS       /       OUTSTANDING    =       NAV
Investor Shares             $19,455                     1,976          $9.85
Select Shares(R)            $23,252                     2,361          $9.85

  Unless stated, all numbers are x 1,000.

a The fund's amortized cost for these securities was $46,743.

  Not counting short-term obligations and government securities, the fund's security transactions during the period were:

     Purchases              $750
     Sales/maturities       $772

  The fund's long-term government security transactions were:

     Purchases           $48,133
     Sales/maturities    $51,935

b These derive from investments.

FEDERAL TAX DATA
-------------------------------------------------
PORTFOLIO COST                           $46,743

NET UNREALIZED GAINS AND LOSSES:

Gains                                       $584
Losses                                 +     (32)
                                       ----------
                                            $552

AS OF AUGUST 31, 2003:

UNDISTRIBUTED EARNINGS:
Ordinary income                             $168
Long-term capital gains                      $--

DEFERRED CAPITAL LOSSES                     $969


58 See financial notes.

SCHWAB GNMA FUND

Statement of
OPERATIONS
For March 3, 2003 through February 29, 2004; unaudited. All numbers are x 1,000.

INVESTMENT INCOME
-------------------------------------------------------------------------------
Interest                                                                  $437

NET REALIZED GAINS AND LOSSES
-------------------------------------------------------------------------------
Net realized losses on investments sold                                   (203)

NET UNREALIZED GAINS AND LOSSES
-------------------------------------------------------------------------------
Net unrealized gains on investments                                      1,268

EXPENSES
-------------------------------------------------------------------------------
Investment adviser and administrator fees                                  101 a
Transfer agent and shareholder service fees:
   Investor Shares                                                          25 b
   Select Shares                                                            13 b
Trustees' fees                                                               2 c
Custodian and portfolio accounting fees                                     21
Professional fees                                                           15
Registration fees                                                           37
Shareholder reports                                                         14
Other expenses                                                     +         3
                                                                   ------------
Total expenses                                                             231
Expense reduction                                                  -       173 d
                                                                   ------------
NET EXPENSES                                                                58

INCREASE IN NET ASSETS FROM OPERATIONS
-------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                    437
NET EXPENSES                                                       -        58
                                                                   ------------
NET INVESTMENT INCOME                                                      379
NET REALIZED LOSSES                                                       (203) e
NET UNREALIZED GAINS                                               +     1,268 e
                                                                   ------------
INCREASE IN NET ASSETS FROM OPERATIONS                                  $1,444

  Unless stated, all numbers are x 1,000.

a Calculated as 0.45% of average daily net assets.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% and 0.05% of the assets of each respective share class. These fees are paid to Charles Schwab & Co.

c For the fund's independent trustees only.

d Includes $97 from the investment adviser (CSIM) and $27 from the transfer agent and shareholder service agent (Schwab). CSIM and Schwab has guaranteed through August 31, 2004 to limit the annual operating expenses (excluding interest, taxes and certain non-routine expenses) to 0.74% for Investor Shares and 0.55% for Select Shares. CSIM and Schwab voluntarily waived an additional $49 to further reduce annual operating expenses during the period. The combination of these reductions resulted in net operating expenses of 0.30% for investor Shares and 0.23% for Select Shares.

e These add up to a net gain on investments of $1,065.


                                                         See financial notes. 59

SCHWAB GNMA FUND

Statements of
CHANGES IN NET ASSETS

For the current and prior report periods. All numbers are x 1,000. Figures for current period are unaudited.

OPERATIONS
-------------------------------------------------------------------------------
                                            9/1/03-2/29/04      3/3/03-8/31/03
Net investment income                                 $379                $367
Net realized losses                                   (203)               (241)
Net unrealized gains or losses                   +   1,268                (716)
                                                 ------------------------------
INCREASE OR DECREASE IN NET ASSETS
FROM OPERATIONS                                      1,444                (590)

DISTRIBUTIONS PAID
-------------------------------------------------------------------------------
DIVIDENDS FROM NET INVESTMENT INCOME
Investor Shares                                        332                 427
Select Shares                                    +     421                 668
                                                 ------------------------------
TOTAL DIVIDENDS FROM NET INVESTMENT INCOME             753              $1,095 a

TRANSACTIONS IN FUND SHARES
-------------------------------------------------------------------------------
                                    9/1/03-2/29/04         3/3/03-8/31/03
                                  SHARES       VALUE     SHARES          VALUE
SHARES SOLD
Investor Shares                      426      $4,177      2,781        $27,703
Select Shares                   +    450       4,418      4,705         46,833
                                -----------------------------------------------
TOTAL SHARES SOLD                    876      $8,595      7,486        $74,536

SHARES REINVESTED
Investor Shares                       32        $307         27           $274
Select Shares                   +     38         372         42            412
                                -----------------------------------------------
TOTAL SHARES REINVESTED               70        $679         69           $686

SHARES REDEEMED
Investor Shares                     (627)    ($6,133)      (663)       ($6,523)
Select Shares                   + (1,055)    (10,303)    (1,819)       (17,836)
                                -----------------------------------------------
TOTAL SHARES REDEEMED             (1,682)   ($16,436)    (2,482)      ($24,359)

NET TRANSACTIONS IN FUND SHARES     (736)    ($7,162)     5,073        $50,863

SHARES OUTSTANDING AND NET ASSETS
-------------------------------------------------------------------------------
                                    9/1/03-2/29/04           3/3/03-8/31/03
                                  SHARES    NET ASSETS     SHARES    NET ASSETS
Beginning of period                5,073       $49,178         --           $--
Total increase or
   decrease                     +   (736)       (6,471)     5,073        49,178 b
                                -----------------------------------------------
END OF PERIOD                      4,337       $42,707      5,073       $49,178 c

  Unless stated, all numbers are x 1,000.

a The tax-basis components of distributions for the period ended 08/31/03 are:

  Ordinary income               $1,095
  Long-term capital gains          $--

  The difference of net investment income between financial statement and tax purposes are:

  Paydown gains                 $728

b Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

c Includes distributions in excess of net investment income in the amount of $374 for the current period.


60    See financial notes.

SCHWAB TAXABLE BOND FUND

FINANCIAL NOTES unaudited

BUSINESS STRUCTURE OF THE FUNDS

EACH OF THE FUNDS DISCUSSED IN THIS REPORT IS A SERIES OF SCHWAB INVESTMENTS, A NO-LOAD, OPEN-END MANAGEMENT INVESTMENT COMPANY. The company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended. The sidebar shows the funds in this report and their trust.

BOTH SCHWAB YIELDPLUS FUND AND SCHWAB GNMA FUND OFFER TWO SHARE CLASSES:
Investor Shares and Select Shares. Shares of each class represent interest in the same portfolio, but each class has different expenses and investment minimums. Schwab Short-Term Bond Market and Total Bond Market Funds each offers one share class.

Shares are bought and sold at net asset value, or which is the price for all outstanding shares. Each share has a par value of 1/1,000 of a cent, and the trustees may issue as many shares as necessary.

THE TRUST AND ITS FUNDS

This list shows all of the funds included in Schwab Investments. The funds discussed in this report are highlighted.

SCHWAB INVESTMENTS organized October 26, 1990
   Schwab 1000 Fund
   Schwab YieldPlus Fund
   Schwab Short-Term Bond  Market Fund
   Schwab Total Bond Market Fund
   Schwab GNMA Fund
   Schwab Short/Intermediate Tax-Free Bond Fund
   Schwab Long-Term Tax-Free Bond Fund
   Schwab California Short/Intermediate Tax-Free Bond Fund
   Schwab California Long-Term Tax-Free Bond Fund

FUND OPERATIONS

Most of the funds' investments are described in the fund-by-fund sections earlier in this report. However, there are certain other investments and policies that may affect a fund's financials, as described below. Other policies concerning the funds' business operations also are described here.

THE FUNDS DECLARE DIVIDENDS EVERY DAY THEY ARE OPEN FOR BUSINESS. These dividends, which are substantially equal to a fund's net investment income for that day, are paid out to shareholders once a month. The funds may make distributions from any net realized capital gains once a year.

THE FUNDS MAY ENTER INTO SWAP AGREEMENTS. In these transactions, a fund and a counterparty agree to swap payments that are based on two different rates. The counterparty is typically a large financial institution, and the term of the swap is specified in advance. For example, a fund may agree that for six months it will pay the counterparty the equivalent of the interest on a given amount invested at LIBOR (the London Interbank Offered Rate). In exchange, the counter-party might agree to pay a fund the equivalent of the same amount invested in a certain bond index during this same six months.

Swap agreements carry certain risks. Because the net gains or losses stemming from a swap agreement depend on the movements of one rate relative to another, a fund could experience unanticipated losses if one or both rates failed to behave as expected. A fund also could lose money if a counterparty failed to honor the terms of a swap agreement.

THE FUNDS MAY LOAN SECURITIES TO CERTAIN BROKERS, DEALERS AND OTHER FINANCIAL INSTITUTIONS WHO PAY THE FUNDS NEGOTIATED FEES. The funds receive cash, letters of credit or U.S. Government securities as collateral on these loans. All of the cash collateral received is reinvested in high quality, short-term investments. The value of the collateral must be at least 102% of the market

SCHWAB BOND FUNDS

value of the loaned securities as of the first day of the loan, and at least 100% each day thereafter.

THE FUNDS MAY BUY SECURITIES ON A DELAYED-DELIVERY BASIS. In these transactions, a fund agrees to buy a security for a stated price, with settlement generally occurring within two weeks. If the security's value falls before settlement occurs, a fund could end up paying more for the security than its market value at the time of settlement. The funds have set aside sufficient securities as collateral for those securities bought on a delayed-delivery basis.

THE FUNDS MAY ALSO SELL SECURITIES SHORT (SELL SECURITIES THEY DO NOT OWN). When they do so, the funds also place assets worth at least 100% of the value of the short securities into segregated accounts, as collateral. If the market value of the short securities subsequently falls, the funds can realize a gain by closing the position. However, if the value rises, the funds typically would have to add to their collateral or close out their short position at a loss. The potential for losses associated with short positions is much greater than the original value of the securities sold short and may exceed amounts recorded in the Statements of Assets and Liabilities.

THE FUNDS MAY INVEST IN FUTURES CONTRACTS. Futures contracts involve certain risks because they can be very sensitive to market movements.

One risk is that the price of a futures contract may not move in perfect correlation with the price of the underlying securities. Another risk is that, at certain times, it may be impossible for a fund to close out a position in a futures contract, due to a difference in trading hours or to market conditions that may reduce the liquidity for a futures contract or its underlying securities.

Because futures carry inherent risks, a fund must give the broker a deposit of cash and/or securities (the "initial margin") whenever it enters into the futures contract. The amount of the deposit may vary from one contract to another, but it is generally a percentage of the contract amount.

Futures are traded publicly on exchanges, and their market value changes daily. A fund records the change in market value of futures, and also the change in the amount of margin deposit required ("variation margin").

THE FUNDS MAY ENTER INTO "TBA" (TO BE ANNOUNCED) PURCHASE COMMITMENTS TO PURCHASE SECURITIES FOR A FIXED PRICE AT A FUTURE DATE, TYPICALLY NOT EXCEEDING 45 DAYS. TBAs may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in a fund's other assets.

THE FUNDS MAY ENTER INTO MORTGAGE DOLLAR ROLL TRANSACTIONS. In these transactions, a fund sells mortgage-backed securities for delivery in the current month and simultaneously agrees to buy back, on a given date in the future, securities of a similar type, coupon rate and maturity. Dollar roll transactions involve the risk that the market value of the security sold short by the fund may decline below the repurchase price of similar securities.

THE FUNDS PAY FEES TO AFFILIATES OF THE INVESTMENT ADVISOR FOR VARIOUS SERVICES. Through their trust, the funds have agreements with Charles Schwab Investment Management, Inc. (CSIM) to provide investment advisory and administrative services and with Charles Schwab & Co., Inc. (Schwab) to provide transfer agent and shareholder services.

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the funds that may limit the total expenses charged. The rates and limitations for these fees vary from fund to fund, and are described in each fund's Statement of Operations.

SCHWAB BOND FUNDS

THE FUNDS MAY ENGAGE IN CERTAIN TRANSACTIONS INVOLVING AFFILIATES. For instance, a fund may let other SchwabFunds(R) buy and sell fund shares, particularly Schwab MarketTrack Portfolios.

The funds may make direct transactions with certain other SchwabFunds(R) when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers.

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions within the SchwabFunds(R). All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the SchwabFunds(R).

TRUSTEES MAY INCLUDE PEOPLE WHO ARE OFFICERS AND/ OR DIRECTORS OF THE INVESTMENT ADVISER OR SCHWAB. Federal securities law limits the percentage of such "interested persons" who may serve on a trust's board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund's Statement of Operations.

THE FUNDS MAY BORROW MONEY FROM BANKS AND CUSTODIANS. The funds may obtain temporary bank loans through the trusts to which they belong, to use for meeting shareholder redemptions or for extraordinary or emergency purposes. The trusts have custodian overdraft facilities and line of credit arrangements of $150 million and $100 million with PNC Bank, N.A. and Bank of America, N.A., respectively. The funds pay interest on the amounts they borrow at rates that are negotiated periodically.

THE FUNDS INTEND TO MEET FEDERAL INCOME AND EXCISE TAX REQUIREMENTS FOR REGULATED INVESTMENT COMPANIES. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains (if any) to their respective shareholders each year. The net investment income and realized capital gains and losses may differ for financial statement and tax purposes primarily due to differing treatments of paydown gains and losses and amortization of bond discounts and premiums. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

UNDER THE FUNDS' ORGANIZATIONAL DOCUMENTS, THE OFFICERS AND TRUSTEES ARE INDEMNIFIED AGAINST CERTAIN LIABILITY ARISING OUT OF THE PERFORMANCE OF THEIR DUTIES TO THE FUNDS. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

ACCOUNTING POLICIES

The following are the main policies the funds use in preparing their financial statements.

THE FUNDS VALUE THE SECURITIES IN THEIR PORTFOLIOS EVERY BUSINESS DAY. The funds use the following policies to value various types of securities:

   BONDS AND NOTES: valued at halfway between the most recent bid and asked quotes or, if such quotes are unavailable, at prices for securities of comparable maturity, credit quality and type. Valuations for bonds and notes are provided by an independent bond-pricing service.

   SECURITIES FOR WHICH NO QUOTED VALUE IS AVAILABLE, INCLUDING RESTRICTED
   SECURITIES: valued at fair value, as determined in good faith by the fund's investment adviser using guidelines adopted by the fund's Board of Trustees.

SCHWAB BOND FUNDS

   SWAP AGREEMENTS: each open contract is valued at a formula that varies with the specific terms of the agreement.

   FUTURES AND FORWARDS: open contracts are valued at their settlement prices as of the close of their exchanges (for futures) or at a market value based on that day's exchange rates (for forwards). When a fund closes out a futures or forwards position, it calculates the difference between the value of the position at the beginning and at the end, and records a realized gain or loss accordingly.

   SHORT-TERM SECURITIES (60 DAYS OR LESS TO MATURITY): valued at amortized cost.

IF A FUND SELLS SECURITIES SHORT, it records the proceeds received as an asset and the obligation to buy back the securities as a liability. At the time a short sale is initiated, the asset and the liability are of equal value and effectively cancel each other out. Subsequently, the fund values the liability side of the transaction according to the market price of the securities sold short, and values the asset side according to the value of the proceeds. When the fund closes out a short position (buys the security), it records the outcome as a realized gain or loss. Interest accrued on securities sold short is recorded as an expense on the fund's records.

SECURITY TRANSACTIONS are recorded as of the date the order to buy or sell the security is executed.

INTEREST INCOME is recorded as it accrues. If a fund bought a debt security at a discount (that is, for less than its face value) or a premium (more than face value), it amortizes the discount or premium from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security's call date and price, rather than the maturity date and price.

REALIZED GAINS AND LOSSES from security transactions are based on the identified costs of the securities involved. Gains and losses from paydowns on mortgage and asset backed securities are recorded as adjustments to interest income.

EXPENSES that are specific to a fund or a class are charged directly to that fund or class. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their net assets.

FOR FUNDS OFFERING MULTIPLE SHARE CLASSES, all of the realized and unrealized gains or losses and net investment income, other than class specific expenses, are allocated daily to each class in proportion to its net assets.

EACH FUND MAINTAINS ITS OWN ACCOUNT FOR PURPOSES OF HOLDING ASSETS AND ACCOUNTING, and is considered a separate entity for tax purposes. Within its account, each fund also keeps certain assets in segregated accounts, as may be required by securities law.

THE ACCOUNTING POLICIES DESCRIBED ABOVE CONFORM WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It's possible that once the results are known, they may turn out to be different from these estimates.

SCHWAB BOND FUNDS

FUND TRUSTEES

      A fund's Board of Trustees is responsible for protecting the interests of that fund's shareholders. The tables below give information about the people who serve as trustees and officers for the SchwabFunds(R), including the funds covered in this report. Trustees remain in office until they resign, retire or are removed by shareholder vote. 1

      Under the Investment Company Act of 1940, any officer, director, or employee of Schwab or CSIM is considered an "interested person," meaning that he or she is considered to have a business interest in Schwab or CSIM. These individuals are listed as "interested trustees." The "independent trustees" are individuals who, under the 1940 Act, are not considered to have a business interest in Schwab or CSIM.

      Each of the SchwabFunds(R) (of which there were 49 as of 2/29/04) belongs to one of these trusts: The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust or Schwab Annuity Portfolios. Currently all these trusts have the same trustees and officers. The address for all trustees and officers is 101 Montgomery Street, San Francisco, CA 94104. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

INDIVIDUALS WHO ARE INTERESTED TRUSTEES AND OFFICERS OF THE TRUST

                       TRUST POSITION(S);
NAME AND BIRTHDATE     TRUSTEE SINCE               MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
CHARLES R. SCHWAB 2    Chair, Trustee:             Chair, Director, The Charles Schwab Corp., Charles Schwab & Co., Inc.
7/29/37                Family of Funds, 1989;      Charles Schwab Investment Management, Inc., Charles Schwab
                       Investments, 1991;          Holdings (UK); CEO, Director, Charles Schwab Holdings, Inc.; Chair,
                       Capital Trust, 1993;        CEO Schwab (SIS) Holdings, Inc. I, Schwab International Holdings, Inc.;
                       Annuity Portfolios, 1994.   Director, U.S. Trust Corp., United States Trust Co. of New York,
                                                   The Gap, Inc. (clothing retailer), Siebel Systems (software), Xsign,
                                                   Inc. (electronic payment systems); Trustee, Stanford University. Until
                                                   2003: Co-CEO, The Charles Schwab Corp. Until 2002: Director, Audiobase,
                                                   Inc. (Internet audio solutions). Until 5/02: Director, Vodaphone
                                                   AirTouch PLC (telecommunications). Until 3/01: Director, The
                                                   Charles Schwab Trust Co. Until 1999: Director, Schwab Retirement Plan
                                                   Services, Inc., Mayer & Schweitzer, Inc. (securities brokerage subsidiary of The Charles Schwab Trust Co.), TrustMark, Inc.

1 The SchwabFunds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Holmes and Dorward will retire on December 31, 2007, and Messrs. Stephens and Wilsey will retire on December 31, 2010.

2 In addition to their positions with the investment adviser and the distributor, Ms. Lepore and Messrs. Schwab and Lyons, as well as some of Mr. Lyons's immediate family members, also own stock of The Charles Schwab Corporation.

SCHWAB BOND FUNDS

INDIVIDUALS WHO ARE INTERESTED TRUSTEES BUT NOT OFFICERS OF THE TRUST

NAME AND BIRTHDATE     TRUSTEE SINCE               MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
DAWN G. LEPORE 1       Trustee: 2003               Vice Chair, The Charles Schwab Corp.; Until 10/01: CIO, The
3/21/54                (all trusts).               Charles Schwab Corporation. Until 1999: EVP, The Charles Schwab
                                                   Corporation. Director, Wal-Mart Stores, eBay, Inc.
------------------------------------------------------------------------------------------------------------------------------------
JEFFREY M. LYONS 1     Trustee: 2002               EVP, Asset Management Products and Services, Charles Schwab &
2/22/55                (all trusts).               Co., Inc.; Trustee, Laudus Trust, Laudus Variable Insurance
                                                   Trust. Until 9/01: EVP, Mutual Funds, Charles Schwab & Co., Inc.

INDIVIDUALS WHO ARE OFFICERS OF THE TRUST BUT NOT TRUSTEES

NAME AND BIRTHDATE     TRUST OFFICE(S) HELD        MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
RANDALL W. MERK        President, CEO              President, CEO, Charles Schwab Investment Management, Inc;
7/25/54                (all trusts).               EVP, Charles Schwab & Co., Inc.; Director, Charles Schwab Worldwide
                                                   Funds PLC, Charles Schwab Asset Management (Ireland) Ltd. Until
                                                   9/02: President, CIO, American Century Investment Management;
                                                   Director, American Century Cos., Inc. Until 6/01: CIO, Fixed
                                                   Income, American Century Cos., Inc. Until 1997: SVP, Director, Fixed
                                                   Income and Quantitative Equity Portfolio Management, Twentieth Century
                                                   Investors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
TAI-CHIN TUNG          Treasurer, Principal        SVP, CFO, Charles Schwab Investment Management, Inc.; SVP, The Charles Schwab
3/7/51                 Financial Officer           Trust Co.; Director, Charles Schwab Asset Management (Ireland) Ltd., Charles
                       (all trusts).               Schwab Worldwide Funds PLC.
------------------------------------------------------------------------------------------------------------------------------------
STEPHEN B. WARD        SVP, Chief Investment       SVP, Chief Investment Officer, Director, Charles Schwab Investment Management,
4/5/55                 Officer                     Inc.; CIO, The Charles Schwab Trust Co.
                       (all trusts).
------------------------------------------------------------------------------------------------------------------------------------
KOJI E. FELTON         Secretary                   SVP, Chief Counsel, Assistant Corporate Secretary, Charles Schwab Investment
3/13/61                (all trusts).               Management, Inc. Until 6/98: Branch Chief in Enforcement, U.S. Securities and
                                                   Exchange Commission, San Francisco.

1 In addition to their positions with the investment adviser and the distributor, Ms. Lepore and Messrs. Schwab and Lyons, as well as some of Mr. Lyons's immediate family members, also own stock of The Charles Schwab Corporation.

SCHWAB BOND FUNDS

INDIVIDUALS WHO ARE INDEPENDENT TRUSTEES

NAME AND BIRTHDATE     TRUSTEE SINCE               MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
MARIANN BYERWALTER     2000 (all trusts).          Chair, JDN Corp. Advisory LLC; Trustee, Stanford University, America
8/13/60                                            First Cos., (venture capital/fund management), Redwood Trust, Inc.
                                                   (mortgage finance), Stanford Hospitals and Clinics, SRI International
                                                   (research), PMI Group, Inc. (mortgage insurance), Lucile Packard
                                                   Children's Hospital, Laudus Trust, Laudus Variable Insurance Trust.
                                                   2001: Special Advisor to the President, Stanford University. Until 2002:
                                                   Director, LookSmart, Ltd. (Internet infrastructure). Until 2001: VP,
                                                   Business Affairs, CFO, Stanford University.
------------------------------------------------------------------------------------------------------------------------------------
DONALD F. DORWARD      Family of Funds, 1989;      CEO, Dorward & Associates (corporate management, marketing and
9/23/31                Investments, 1991;          communications consulting). Until 1999: EVP, Managing Director,
                       Capital Trust, 1993;        Grey Advertising.
                       Annuity Portfolios, 1994.
------------------------------------------------------------------------------------------------------------------------------------
WILLIAM A. HASLER      2000 (all trusts).          Co-CEO, Aphton Corp. (bio-pharmaceuticals). Trustee, Solectron Corp.
11/22/41                                           (manufacturing), Airlease Ltd. (aircraft leasing), Mission West
                                                   Properties (commercial real estate), Stratex Corp. (network equipment);
                                                   Public Governor, Laudus Trust, Laudus Variable Insurance Trust;
                                                   Member, executive committee, Pacific Stock & Options Exchange.
                                                   Until 2003: Trustee, Tenera, Inc. (services and software). Until 1998:
                                                   Dean, Haas School of Business, University of California, Berkeley.
------------------------------------------------------------------------------------------------------------------------------------
ROBERT G. HOLMES       Family of Funds, 1989;      Chair, CEO, Director, Semloh Financial, Inc. (international financial
5/15/31                Investments, 1991;          services and investment advice).
                       Capital Trust, 1993;
                       Annuity Portfolios, 1994.
------------------------------------------------------------------------------------------------------------------------------------
GERALD B. SMITH        2000 (all trusts).          Chair, CEO, Founder, Smith Graham & Co. (investment advisors);
9/28/50                                            Trustee, Rorento N.V. (investments--Netherlands), Cooper Industries
                                                   (electrical products, tools and hardware); Member, audit committee,
                                                   Northern Border Partners, L.P. (energy). Until 2002: Director, Pennzoil-
                                                   Quaker State Co. (oil and gas).
------------------------------------------------------------------------------------------------------------------------------------
DONALD R. STEPHENS     Family of Funds, 1989;      Managing Partner, D.R. Stephens & Co. (investments). Until 1996:
6/28/38                Investments, 1991;          Chair, CEO, North American Trust (real estate investment trust).
                       Capital Trust, 1993;
                       Annuity Portfolios, 1994.
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL W. WILSEY      Family of Funds, 1989;      Chair, CEO, Wilsey Bennett, Inc. (transportation, real estate
8/18/43                Investments, 1991;          and investments).
                       Capital Trust, 1993;
                       Annuity Portfolios, 1994.

SCHWAB BOND FUNDS

GLOSSARY

ALTERNATIVE MINIMUM TAX (AMT) A federal income tax designed to limit the extent to which high-income taxpayers (including individuals, estates, trusts and corporations) can benefit from certain deductions and exemptions. For example, some types of income that are exempt from regular federal income tax are not exempt from the AMT.

ASSET ALLOCATION The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

ASSET-BACKED SECURITIES Bond or other debt securities that represent ownership in a pool of debt obligations such as credit card debt.

ASSET CLASS A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

AVERAGE RATE The average rate of interest paid annually by the fixed-income securities in a fund or portfolio.

BOND A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the "coupon rate") until a specified date (the "maturity date"), at which time the issuer returns the money borrowed ("principal" or "face value") to the bondholder. Because of their structure, bonds are sometimes called "fixed-income securities" or "debt securities."

CALL An early repayment of a bond's principal by the issuer, usually done because the issuer is able to refinance its bond debt at a lower rate.

CALL PROTECTION A term used in reference to a bond that cannot be called by the issuer before maturity, or at least for many years from the present date. A bond that offers call protection can more reliably be expected to provide a given yield over a given number of years than a bond that could be called (assuming both bonds are of the same credit quality).

CAPITAL GAIN, CAPITAL LOSS The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still "on paper" and is considered unrealized.

CERTIFICATE OF PARTICIPATION A municipal bond that is repaid from an annual budget appropriation rather than being backed by the full faith and credit of the issuer.

COUPON, COUPON RATE The annual rate of interest paid until maturity by the issuer of a debt security.

CREDIT QUALITY The capacity of an issuer to make its interest and principal payments. See chart below.

CREDIT RISK The risk that a bond issuer may be unable to pay interest or principal to its bondholders.

DISCOUNT RATE The implied rate on a debt security that does not pay interest but is bought at a discount and redeemed at face value when it matures.

DIVIDEND Money from earnings that is distributed to shareholders as a given amount per share.

CREDIT RATINGS

MOST MAJOR BOND ISSUERS ARRANGE WITH A RECOGNIZED INDEPENDENT RATING ORGANIZATION, SUCH AS STANDARD & POOR'S (S&P) OR MOODY'S INVESTORS SERVICE, TO RATE THE CREDIT-WORTHINESS OF THEIR BONDS. THE SPECTRUM OF THESE RATINGS IS DIVIDED INTO TWO MAJOR CATEGORIES: INVESTMENT GRADE AND BELOW INVESTMENT GRADE (SOMETIMES CALLED "JUNK BONDS"). BONDS RATED BELOW INVESTMENT GRADE RANGE FROM THOSE THAT ARE CONSIDERED TO HAVE SOME VULNERABILITY TO DEFAULT TO THOSE THAT APPEAR ON THE BRINK OF DEFAULT OR ARE IN DEFAULT.

            CREDIT                                    CAPACITY TO
            QUALITY                                   MAKE PAYMENTS

    INVESTMENT GRADE BONDS

            AAA                                       Strongest

             AA

              A

            BBB                                       Adequate

                     [UP AND DOWN ARROW SPANNING TABLE AND
                   CHANGING DARK TO LIGHT FROM TOP TO BOTTOM]

--------------------------------------------------------------------------------

 BELOW INVESTMENT GRADE BONDS

             BB                                       Somewhat
                                                      speculative

              B

            CCC

             CC

              C                                       Highly
                                                      speculative

              D                                       In default

SCHWAB BOND FUNDS

DURATION A measure of a bond's sensitivity to interest rates. Calculations of duration generally take into account the investment's yield, interest payments, maturity date and call features. Like maturity, duration is expressed in years, but is more accurate than maturity in determining the effect of interest rate movements on a bond investment's price. The duration of a portfolio equals the market value weighted average of the duration of the bonds held in the portfolio.

EXPENSE RATIO The amount that is taken from a mutual fund's assets each year to cover the fund's operating expenses. An expense ratio of 0.50% means that a fund's expenses amount to half of one percent of its average net assets a year.

GENERAL OBLIGATION BONDS Municipal bonds that are secured by the issuer's full faith and credit, which typically is backed by the power of the issuer to levy taxes.

INTEREST Payments to bondholders (usually made twice a year) as compensation for loaning the bond principal to the issuer.

INTEREST RATE RISK The risk that a bond's value will fluctuate if market interest rates change or are expected to change. Bond prices tend to move in the opposite direction of interest rates: when interest rates rise, bond prices tend to fall.

MARKET RISK Those elements of risk that are common to all securities in an asset class, and therefore cannot be significantly reduced by diversification within the asset class. Also known as "systematic risk."

MATURITY The date a bond is scheduled to be "retired" and its principal amount returned to the bondholder.

MORTGAGE-BACKED SECURITIES Bond or other debt securities that represent ownership in a pool of mortgage loans.

MUNI, MUNICIPAL BONDS, MUNICIPAL SECURITIES Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.

NET ASSET VALUE (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund's total assets, subtracting liabilities, and dividing by the number of shares outstanding.

OUTSTANDING SHARES, SHARES OUTSTANDING When speaking of a company or mutual fund, indicates all shares currently held by investors.

PREPAYMENT RISK The risk that a mortgage-backed security may be paid off early, typically because interest rates have fallen and the homeowners who hold the underlying mortgages have refinanced those mortgages at lower rates. In this type of situation, the investor who held the mortgage-backed security will usually have to settle for a lower rate when reinvesting the principal.

RESTRICTED SECURITIES Securities that are subject to contractual restrictions on resale and may be sold only to "qualified institutional buyers" under Securities Act Rule 144A. These securities are often purchased in private placement transactions.

REVENUE BONDS Municipal bonds that are issued to finance public works projects and are secured by revenue generated by the project (such as water and sewer fees) rather than the full faith and credit of the issuer.

SECTION 4(2)/144A SECURITIES Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.

TAXABLE-EQUIVALENT YIELD The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (4.5% / [1 - 0.25%] = 6.0%).

TOTAL RETURN The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

WEIGHTED AVERAGE For mutual funds, an average that gives the same weight to each security as the security represents in the fund's portfolio.

WEIGHTED AVERAGE MATURITY For mutual funds, the maturity of all the bonds in its portfolio, calculated as a weighted average. As a rule, the longer a fund's weighted average maturity, the greater its interest rate risk.

YIELD The income paid out by an investment, expressed as a percentage of the investment's market value.

YIELD TO MATURITY The annualized rate of return a bond-holder could expect if the bond were held to maturity. In addition to interest payments, yield to maturity also factors in any difference between a bond's current price and its principal amount, or face value.

NOTES

NOTES

NOTES

CONTACT SCHWAB

SchwabFunds(R) offers you a complete family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available SchwabFunds(R).

Whether you're an experienced investor or just starting out, SchwabFunds(R) can help you achieve your financial goals. An investor should consider a fund's investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information can be found in the fund's prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any SchwabFund(R). Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

METHODS FOR PLACING ORDERS

The following information outlines how Schwab investors can place orders. If you are investing through a third-party investment provider, methods for placing orders may be different.

INTERNET 1
www.schwab.com

SCHWAB BY PHONE(TM) 2
Use our automated voice service or speak to a representative. Call 1-800-435-4000, day or night (for TDD service, call 1-800-345-2550).

TELEBROKER(R)
Automated touch-tone phone service at 1-800-272-4922.

MAIL
Write to SchwabFunds(R) at:
P.O. Box 3812
Englewood, CO 80155-3812

When selling or exchanging shares, be sure to include the signatures of at least one of the persons whose name is on the account.

PROXY VOTING POLICIES AND PROCEDURES

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab's web site at www.schwab.com/schwabfunds, the SEC's web site at http://www.sec.gov, or by contacting SchwabFunds at 1-800-435-4000.

1 Shares of Sweep Investments(TM) may not be purchased directly over the Internet.

2 Orders placed in person or through a telephone representative may be subject to a service fee payable to Schwab.

THE SCHWABFUNDS FAMILY(R)

STOCK FUNDS
Schwab S&P 500 Fund
Schwab 1000 Fund(R)
Schwab Small-Cap Index Fund(R)
Schwab Total Stock Market Index Fund(R)
Schwab International Index Fund(R)
Schwab Core Equity Fund(TM)
Schwab Dividend Equity Fund(TM)
Schwab Small-Cap Equity Fund(TM)
Schwab Hedged Equity Fund(TM)
Schwab Focus Funds
   Communications Focus Fund
   Financial Services Focus Fund
   Health Care Focus Fund
   Technology Focus Fund
Schwab MarketMasters Funds(TM)
   Schwab U.S. MarketMasters Fund(TM)
   Schwab Small-Cap MarketMasters Fund(TM)
   Schwab International MarketMasters Fund(TM)
   Schwab Balanced MarketMasters Fund(TM)

ASSET ALLOCATION FUNDS
Schwab MarketTrack Portfolios(R)
   Schwab MarketTrack All Equity Portfolio(TM)
   Schwab MarketTrack Growth Portfolio(TM)
   Schwab MarketTrack Balanced Portfolio(TM)
   Schwab MarketTrack Conservative Portfolio(TM)

BOND FUNDS
Schwab YieldPlus Fund(R)
Schwab Short-Term Bond Market Fund(TM)
Schwab Total Bond Market Fund(TM)
Schwab GNMA Fund(TM)
Schwab Short/Intermediate Tax-Free Bond Fund(TM)
Schwab Long-Term Tax-Free Bond Fund(TM)
Schwab California Short/Intermediate Tax-Free Bond Fund(TM)
Schwab California Long-Term Tax-Free Bond Fund(TM)

SCHWAB MONEY FUNDS
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity.3 Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically, subject to availability, when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments(R).

3 Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

[CHARLES SCHWAB LOGO]


INVESTMENT ADVISER
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA  94104

DISTRIBUTOR
SchwabFunds(R)
P.O. Box 3812, Englewood, CO  80155-3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(C)2004 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC/NYSE.

Printed on recycled paper.

REG13480-07

SCHWAB TAX-FREE BOND FUNDS

      SEMIANNUAL REPORT
      February 29, 2004

      Schwab Short/Intermediate
      Tax-Free Bond Fund(TM)

      Schwab Long-Term
      Tax-Free Bond Fund(TM)

      Schwab California
      Short/Intermediate
      Tax-Free Bond Fund(TM)

      Schwab California Long-Term
      Tax-Free Bond Fund(TM)


                                                           [CHARLES SCHWAB LOGO]

Four funds designed to offer tax-free income.

   IN THIS REPORT

     Management's Discussion ...............................................  2
        The president of SchwabFunds(R) and the funds' manager take a look at the factors that shaped fund performance during the report period.

        Performance at a Glance ..............    5

     Schwab Short/Intermediate Tax-Free Bond Fund
        Ticker Symbol: SWITX

        The fund seeks high current income that is exempt from federal income tax, consistent with capital preservation. 1

        Performance and Fund Facts ...........    7
        Financial Statements .................   15

     Schwab Long-Term Tax-Free Bond Fund
        Ticker symbol: SWNTX

        The fund seeks high current income that is exempt from federal income tax, consistent with capital preservation. 1

        Performance and Fund Facts ...........    9
        Financial Statements .................   25

     Schwab California Short/Intermediate Tax-Free Bond Fund
        Ticker symbol: SWCSX

        The fund seeks high current income exempt from federal and California personal income tax that is consistent with capital preservation. 1

        Performance and Fund Facts ...........   11
        Financial Statements .................   34

     Schwab California Long-Term Tax-Free Bond Fund
        Ticker symbol: SWCAX

        The fund seeks high current income exempt from federal and California personal income tax that is consistent with capital preservation. 1

        Performance and Fund Facts ...........   13
        Financial Statements .................   43

     Financial notes ....................................................... 52

     Fund Trustees ......................................................... 55

     Glossary .............................................................. 58

     Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).

     Distributor and transfer agent: Charles Schwab & Co., Inc. (Schwab).

   1 A portion of income may be subject to the alternative minimum tax (AMT) and, for the national funds, state and local income taxes as well.

[PHOTO OF CHARLES R. SCHWAB]

Charles R. Schwab
Chairman

FROM THE CHAIRMAN

With interest rates near historic lows, many of you are wondering if you should hold fixed-income investments in your portfolios. My answer, as I've stated throughout my long investment career, is that prudent investors should have at least some exposure to fixed-income securities.

This is true because most types of investments generally have not moved in tandem. Bonds and the funds that hold them, for example, may perform well when stocks don't, and vice versa, which is why it's important to have some of each in your portfolio. In addition, bonds can help you manage your risk, reduce the overall volatility of your portfolio and generate income.

Because mutual funds are one of the most cost-effective ways for individual investors to participate in the market, I always have been an advocate for them. While there are challenges we face in the industry to ensure that it remains useful and ethical, I believe we will meet them. In fact, Schwab has taken an active role in helping to get the industry back on track. At the end of February, we met with the U.S. Senate's Committee on Banking, Housing and Urban Affairs. At that session, we suggested several proposals for reform. We did this because we believe our proposal would increase investor choice, convenience and fairness.

We have taken this role so that the millions of Americans who own mutual funds will understand that funds provide an important way to invest for their future goals. Whether the goals are a secure retirement, a vacation home or your children's education, bond mutual funds can help to grow your wealth and balance your risk.

Sincerely,

/s/ Charles Schwab

MANAGEMENT'S DISCUSSION for the six months ended February 29, 2004

[PHOTO OF RANDALL W. MERK]

RANDALL W. MERK is President and CEO of Charles Schwab Investment Management, Inc. and is president of each of the funds covered in this report. He joined the firm in August 2002, bringing with him 24 years of experience in the asset management industry.

Dear Shareholder:

The bond market, which experienced significant volatility in the first half of 2003, has become more stable. In fact, during this report period, which ended February 29, bonds have traded in a relatively narrow yield range.

While bonds are generally less volatile than stocks, they still carry some price risk. Most investors realize this and understand that longer-maturity bonds are more sensitive to fluctuations in interest rates and, therefore, have greater price volatility than securities with shorter maturities. As investors worry about interest rates, they tend to shorten the maturity of their bond portfolios -- a trend that has been more noticeable in recent months.

A look at the shape of the yield curve suggests that expectations of higher rates already have been priced into the market, and the current yield premiums on longer-term securities, vs. shorter-maturity bonds, are generous by historical standards. As an investor you have choices to make, including how much of this type of risk you wish to assume. Given the trade-off, you may choose to add bond funds of varying maturities. It's up to you to decide which securities work best in your total portfolio.

No matter which maturity you choose for your funds, we have portfolio managers in each area who will help you and also manage some of the other risks associated with bond investments, including prepayment, credit and call risk. By owning just a few funds that include bonds of different maturities and creditworthiness, you can help to reduce the volatility of your portfolio.

At SchwabFunds(R), we have done and will do whatever it takes to ensure that our funds are transacted fairly and equitably during the trading day. We continue to scrutinize our operations because the trust of our shareholders is very important to us, and we invest with your outcomes in mind. Thank you for investing with us, and once more I want to remind you that we operate our business with the highest ethical standards and an unwavering commitment to you.

Sincerely,

/s/ Randall W. Merk


2 Schwab Tax-Free Bond Funds

[PHOTO OF JOANNE LARKIN]

JOANNE LARKIN, a vice president of the investment adviser, has had overall management responsibility for the funds since their inception. She joined the firm in 1992, and has worked in fixed-income asset management and research since 1984.

THE INVESTMENT ENVIRONMENT AND THE FUNDS

THE ENCOURAGING ECONOMIC NEWS THAT WAS REPORTED TOWARD THE END OF SUMMER 2003 CONTINUED INTO THE NEW YEAR, BUT THEN LOST SOME OF ITS STRENGTH. There were three major pieces of good news from the business world. The first positive was that no new corporate scandals had emerged among U.S. companies. Second was the uptick in capital spending. Last, but perhaps most important to the Federal Reserve (Fed), came the word that companies were finally beginning to hire some workers.

Yet despite this employment news, job growth was weak and most market watchers agree that this is the key to a real economic recovery. The weak employment data also may have been a reason that consumer spending, which had helped to buoy the economy over the past few years, showed signs of slowing. The mortgage-refinancing market, while still active and a big source of funds for consumer spending, lost some of its steam and was unable to match last year's torrid pace. In short, any good news was mitigated by the bad news, especially the news about weak job creation.

WITH SHORT-TERM INTEREST RATES ALREADY LOW FOLLOWING 13 CUTS OVER THE PAST FEW YEARS, THE FED DECLINED TO LOWER RATES SINCE ITS LAST CUT IN JUNE 2003. By not acting, the Fed may have been acknowledging that the economy was showing signs of recovering. Nonetheless, the Fed's inaction, coupled with low inflation, slow-to-no job growth, high productivity and massive purchases of U.S. currency by foreign central banks (to keep the dollar strong relative to Asian currencies and to preserve cheap exports) kept a lid on bond yields, which had started to rise in the last half of 2003.

YIELDS OF MUNICIPAL SECURITIES: Effective Yields of Five-Year and 30-Year Municipal Bonds

[LINE GRAPH]

                      5-YEAR AAA GO BOND             30-YEAR BOND BUYER 40 INDEX
28-Feb-94                    4.02                                6.09
31-Mar-94                    4.71                                7.04
29-Apr-94                    4.82                                7.02
31-May-94                    4.77                                6.89
30-Jun-94                    4.83                                6.92
29-Jul-94                    4.69                                6.62
31-Aug-94                    4.71                                6.55
30-Sep-94                    4.92                                6.93
31-Oct-94                    5.11                                7.36
30-Nov-94                    5.37                                7.73
30-Dec-94                    5.30                                7.28
31-Jan-95                    5.12                                6.86
28-Feb-95                    5.01                                6.47
31-Mar-95                    4.83                                6.40
28-Apr-95                    4.84                                6.43
31-May-95                    4.48                                6.04
30-Jun-95                    4.57                                6.37
31-Jul-95                    4.40                                6.38
31-Aug-95                    4.31                                6.30
29-Sep-95                    4.30                                6.23
31-Oct-95                    4.23                                5.99
30-Nov-95                    4.15                                5.74
29-Dec-95                    4.14                                5.65
31-Jan-96                    4.09                                5.70
29-Feb-96                    4.09                                5.99
29-Mar-96                    4.38                                6.44
30-Apr-96                    4.49                                6.50
31-May-96                    4.64                                6.45
28-Jun-96                    4.61                                6.26
31-Jul-96                    4.56                                6.18
30-Aug-96                    4.57                                6.21
30-Sep-96                    4.48                                6.00
31-Oct-96                    4.40                                5.94
29-Nov-96                    4.18                                5.73
31-Dec-96                    4.25                                5.87
31-Jan-97                    4.41                                6.02
28-Feb-97                    4.34                                5.96
31-Mar-97                    4.61                                6.26
30-Apr-97                    4.67                                6.15
30-May-97                    4.60                                5.88
30-Jun-97                    4.41                                5.79
31-Jul-97                    4.10                                5.38
29-Aug-97                    4.34                                5.73
30-Sep-97                    4.21                                5.61
31-Oct-97                    4.16                                5.59
28-Nov-97                    4.17                                5.50
31-Dec-97                    4.06                                5.35
30-Jan-98                    4.04                                5.30
27-Feb-98                    4.03                                5.44
31-Mar-98                    4.09                                5.46
30-Apr-98                    4.23                                5.68
29-May-98                    4.09                                5.34
30-Jun-98                    4.10                                5.36
31-Jul-98                    4.07                                5.41
31-Aug-98                    3.87                                5.19
30-Sep-98                    3.77                                5.09
30-Oct-98                    3.70                                5.34
30-Nov-98                    3.73                                5.25
31-Dec-98                    3.77                                5.34
29-Jan-99                    3.63                                5.21
26-Feb-99                    3.70                                5.33
31-Mar-99                    3.86                                5.39
30-Apr-99                    3.80                                5.47
31-May-99                    4.00                                5.62
30-Jun-99                    4.39                                5.91
30-Jul-99                    4.31                                5.94
31-Aug-99                    4.39                                6.21
30-Sep-99                    4.45                                6.31
29-Oct-99                    4.62                                6.53
30-Nov-99                    4.55                                6.42
31-Dec-99                    4.72                                6.55
31-Jan-00                    4.94                                6.68
29-Feb-00                    4.94                                6.43
31-Mar-00                    4.85                                6.09
28-Apr-00                    4.95                                6.21
31-May-00                    5.11                                6.46
30-Jun-00                    4.80                                6.02
31-Jul-00                    4.62                                5.84
31-Aug-00                    4.47                                5.75
30-Sep-00                    4.54                                5.93
31-Oct-00                    4.49                                5.80
30-Nov-00                    4.46                                5.79
31-Dec-00                    4.23                                5.40
31-Jan-01                    3.85                                5.37
28-Feb-01                    3.82                                5.39
30-Mar-01                    3.75                                5.39
30-Apr-01                    3.95                                5.77
31-May-01                    3.79                                5.61
29-Jun-01                    3.74                                5.57
31-Jul-01                    3.59                                5.33
31-Aug-01                    3.38                                5.11
30-Sep-01                    3.31                                5.31
31-Oct-01                    3.14                                5.26
30-Nov-01                    3.44                                5.45
31-Dec-01                    3.76                                5.64
31-Jan-02                    3.45                                5.45
28-Feb-02                    3.29                                5.33
31-Mar-02                    3.95                                5.71
30-Apr-02                    3.46                                5.47
31-May-02                    3.40                                5.53
30-Jun-02                    3.19                                5.40
31-Jul-02                    2.93                                5.27
31-Aug-02                    2.83                                5.14
30-Sep-02                    2.53                                4.67
31-Oct-02                    2.91                                5.09
30-Nov-02                    2.92                                5.29
31-Dec-02                    2.59                                4.99
31-Jan-03                    2.55                                5.14
28-Feb-03                    2.37                                4.97
31-Mar-03                    2.50                                4.91
30-Apr-03                    2.44                                4.84
31-May-03                    2.12                                4.57
30-Jun-03                    2.17                                4.66
31-Jul-03                    2.83                                5.45
31-Aug-03                    2.82                                5.30
30-Sep-03                    2.30                                4.90
31-Oct-03                    2.52                                5.01
30-Nov-03                    2.48                                4.85
31-Dec-03                    2.45                                4.80
31-Jan-04                    2.39                                4.73
29-Feb-04                    2.19                                4.46

DURING THE PERIOD, THE SPREAD BETWEEN THE SHORT- AND LONG-TERM MUNI YIELDS GRADUALLY NARROWED AS LONG-TERM YIELDS FELL FASTER THAN SHORT-TERM YIELDS.

Yields, or interest rates, represent the cost of borrowing money. Rapid economic growth, waning investor interest in bonds, an increase in the issuance of bonds, or the expectation of higher inflation can drive rates up, while the opposite conditions can push rates down.

Data source: Bloomberg L.P.


                                                    Schwab Tax-Free Bond Funds 3

MANAGEMENT'S DISCUSSION continued

      The mixed economic news pushed the domestic bond market into a holding pattern, while investors waited on the sidelines for any of the contributing factors to change.

A closer look at the employment numbers revealed that while foreign outsourcing was grabbing the headlines, it was actually a strong increase in productivity that kept job growth slow in the U.S., where fewer workers produced more goods. At the same time, corporate profits have improved, pushing real GDP up to 4.3% year over year. One question on most market watchers' minds is -- will the improved profit picture and rise in productivity be enough to boost hiring?

The mixed economic news pushed the domestic bond market into a holding pattern, while investors waited on the sidelines for any of the contributing factors to change. Yields of the benchmark 10-year Treasury bonds, which had been drifting upward at the end of the summer, fell to third-quarter levels in the first two months of 2004. In keeping with their inverse relationship with yields, bond prices ended up a little higher.

THE YIELD SPREADS BETWEEN TREASURYS AND ALL GRADES OF CORPORATES STAYED IN THE NARROW RANGE THROUGHOUT THE REPORT PERIOD. We believe that this narrow range indicated that investors felt that most corporations would no longer be negatively affected by serious financial setbacks in the near future. Consequently, the market interpreted the difference in risk between Treasurys and corporate bonds as being substantially less than it had been at the worst part in the cycle a few years ago.

YIELD ADVANTAGE OF MUNIS OVER TREASURYS: For Five-Year Bonds; Tax Brackets Shown are the Highest Applicable

HIGH DEMAND FOR MUNIS DURING THE PERIOD DROVE UP MUNI PRICES, CAUSING THE YIELDS TO FALL. TREASURY YIELDS ALSO FELL, BUT AT A SLOWER RATE THAN MUNIS. THEREFORE, THE YIELD ADVANTAGE OF MUNIS OVER TREASURYS DECLINED DURING THE PERIOD.

This chart shows how much more the average five-year muni yielded than the average five-year Treasury after federal (or combined California and federal) income tax.

Data source: Bloomberg L.P.

[LINE GRAPH]

                      FEDERAL 35.0% BRACKET            FEDERAL/CA 41.05% BRACKET
28-Feb-94                     0.40                                0.73
31-Mar-94                     0.66                                1.04
29-Apr-94                     0.51                                0.91
31-May-94                     0.38                                0.78
30-Jun-94                     0.31                                0.73
29-Jul-94                     0.32                                0.72
31-Aug-94                     0.29                                0.70
30-Sep-94                     0.19                                0.63
31-Oct-94                     0.24                                0.70
30-Nov-94                     0.31                                0.78
30-Dec-94                     0.21                                0.69
31-Jan-95                     0.24                                0.70
28-Feb-95                     0.43                                0.86
31-Mar-95                     0.23                                0.66
28-Apr-95                     0.37                                0.78
31-May-95                     0.55                                0.91
30-Jun-95                     0.69                                1.05
31-Jul-95                     0.40                                0.77
31-Aug-95                     0.37                                0.73
29-Sep-95                     0.39                                0.75
31-Oct-95                     0.45                                0.81
30-Nov-95                     0.56                                0.90
29-Dec-95                     0.64                                0.97
31-Jan-96                     0.69                                1.00
29-Feb-96                     0.36                                0.71
29-Mar-96                     0.42                                0.79
30-Apr-96                     0.32                                0.71
31-May-96                     0.33                                0.73
28-Jun-96                     0.41                                0.80
31-Jul-96                     0.29                                0.69
30-Aug-96                     0.20                                0.61
30-Sep-96                     0.28                                0.67
31-Oct-96                     0.46                                0.82
29-Nov-96                     0.39                                0.74
31-Dec-96                     0.21                                0.59
31-Jan-97                     0.35                                0.73
28-Feb-97                     0.19                                0.57
31-Mar-97                     0.22                                0.63
30-Apr-97                     0.40                                0.80
30-May-97                     0.37                                0.77
30-Jun-97                     0.26                                0.65
31-Jul-97                     0.27                                0.62
29-Aug-97                     0.30                                0.67
30-Sep-97                     0.32                                0.68
31-Oct-97                     0.45                                0.80
28-Nov-97                     0.37                                0.73
31-Dec-97                     0.35                                0.69
30-Jan-98                     0.54                                0.87
27-Feb-98                     0.40                                0.74
31-Mar-98                     0.44                                0.78
30-Apr-98                     0.57                                0.91
29-May-98                     0.48                                0.82
30-Jun-98                     0.55                                0.88
31-Jul-98                     0.50                                0.83
31-Aug-98                     0.75                                1.04
30-Sep-98                     1.03                                1.29
30-Oct-98                     0.95                                1.21
30-Nov-98                     0.82                                1.09
31-Dec-98                     0.82                                1.09
29-Jan-99                     0.67                                0.95
26-Feb-99                     0.31                                0.62
31-Mar-99                     0.54                                0.85
30-Apr-99                     0.41                                0.73
31-May-99                     0.37                                0.71
30-Jun-99                     0.72                                1.06
30-Jul-99                     0.55                                0.90
31-Aug-99                     0.58                                0.93
30-Sep-99                     0.71                                1.06
29-Oct-99                     0.76                                1.11
30-Nov-99                     0.58                                0.95
31-Dec-99                     0.60                                0.98
31-Jan-00                     0.60                                1.00
29-Feb-00                     0.65                                1.05
31-Mar-00                     0.75                                1.13
28-Apr-00                     0.70                                1.10
31-May-00                     0.87                                1.27
30-Jun-00                     0.78                                1.15
31-Jul-00                     0.63                                1.00
31-Aug-00                     0.59                                0.95
30-Sep-00                     0.74                                1.09
31-Oct-00                     0.71                                1.07
30-Nov-00                     0.93                                1.26
31-Dec-00                     0.99                                1.29
31-Jan-01                     0.75                                1.04
28-Feb-01                     0.79                                1.07
30-Mar-01                     0.79                                1.06
30-Apr-01                     0.77                                1.07
31-May-01                     0.60                                0.89
29-Jun-01                     0.52                                0.82
31-Jul-01                     0.65                                0.92
31-Aug-01                     0.53                                0.80
30-Sep-01                     0.84                                1.07
31-Oct-01                     0.88                                1.09
30-Nov-01                     0.80                                1.04
31-Dec-01                     0.96                                1.22
31-Jan-02                     0.61                                0.87
28-Feb-02                     0.57                                0.82
31-Mar-02                     0.83                                1.12
30-Apr-02                     0.60                                0.86
31-May-02                     0.57                                0.83
30-Jun-02                     0.57                                0.81
31-Jul-02                     0.69                                0.90
31-Aug-02                     0.74                                0.93
30-Sep-02                     0.86                                1.02
31-Oct-02                     1.14                                1.30
30-Nov-02                     0.79                                0.99
31-Dec-02                     0.81                                0.98
31-Jan-03                     0.64                                0.82
28-Feb-03                     0.64                                0.80
31-Mar-03                     0.74                                0.90
30-Apr-03                     0.65                                0.82
31-May-03                     0.63                                0.77
30-Jun-03                     0.60                                0.75
31-Jul-03                     0.74                                0.93
31-Aug-03                     0.57                                0.78
30-Sep-03                     0.46                                0.63
31-Oct-03                     0.41                                0.61
30-Nov-03                     0.30                                0.50
31-Dec-03                     0.34                                0.53
31-Jan-04                     0.35                                0.54
29-Feb-04                     0.28                                0.46


4 Schwab Tax-Free Bond Funds

PERFORMANCE AT A GLANCE
Total return for the six months ended 2/29/04

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

SCHWAB SHORT/INTERMEDIATE
TAX-FREE BOND FUND .............    4.00%
Benchmark ......................    2.55%
Fund Category 1 ................    2.39%

Performance Details ............   page 7

SCHWAB LONG-TERM
TAX-FREE BOND FUND .............    6.34%
Benchmark ......................    6.52%
Fund Category 1 ................    6.61%

Performance Details ............   page 9

SCHWAB CALIFORNIA
SHORT/INTERMEDIATE
TAX-FREE BOND FUND .............    3.50%
Benchmark ......................    2.55%
Fund Category 1 ................    4.91%

Performance Details ............  page 11

SCHWAB CALIFORNIA LONG-TERM
TAX-FREE BOND FUND .............    6.49%
Benchmark ......................    6.52%
Fund Category 1 ................    6.92%

Performance Details ............  page 13

Overall, most sectors of the bond market reported positive total returns for the report period, although they lagged equity markets' more robust returns. Corporate bonds continued to lead the pack in terms of total returns for the period. Munis also did well, with yields nearing those of Treasurys.

ALL OF THE FUNDS POSTED NET GAINS AND MET THE GOAL OF PROVIDING TAX-FREE INCOME. We continued to focus on high-quality bonds, with at least 70% of each fund's assets in the top two credit categories at the end of the period.

At the beginning of the period, there was strong investor demand for munis, which were relatively cheap versus Treasurys. At that time, when munis were so attractive, we extended the average maturities of our holdings. Later in the period, when munis started to outperform Treasurys, we started shortening up the maturity of all our bond funds. In so doing, we kept the volatility low.

It was a challenging credit environment. Investors were concerned about credit quality of several states, as revenues from income taxes declined significantly due to reduced payrolls and stock-related income. The state with the most widely publicized budget problems was California, where bonds were on a bit of a roller-coaster ride. When supply was low and there was uncertainty, such as that surrounding the gubernatorial recall, spreads widened. On the flip side, when supply was ample and when it became fairly obvious who would win the election, spreads tightened. Taking advantage of this situation, our credit group, with extensive knowledge of the many hundreds of California bond issuers, was able to identify bonds that offered attractive yields without exposing shareholders to undue credit risks.

  All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly.

  Expenses may be partially absorbed by fund management. Without these reductions, the fund's total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

  A portion of income may be subject to the alternative minimum tax (AMT) and, for the national funds, state and local income tax as well.

1 Source for category information: Morningstar, Inc.


                                                    Schwab Tax-Free Bond Funds 5

      Our intent was to take advantage of the attractiveness of California bonds relative to other bonds and the strategy allowed us to realize price appreciation during the period.

In terms of credit, some of the higher-quality AAA- and AA-rated names continued to be popular. As to sector performance, our avoidance of tobacco and unenhanced airline and airport bonds which helped us in the earlier report period, came back to hurt us in the most recent period as the bonds rebounded late in 2003.

THE SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND and SCHWAB LONG-TERM TAX-FREE BOND FUND did well, with the Schwab Short/Intermediate Fund outperforming its benchmark, and the Schwab Long-Term Fund closely tracking its benchmark. Within these funds, we continued to hold California General Obligation bonds. When we anticipated that the bonds would get cheaper based on supply, we reduced our holdings. Our intent was to take advantage of the attractiveness of California bonds relative to other bonds and the strategy allowed us to realize price appreciation during the period.

As to the weighted average-maturity front, as rates fell, we shortened our maturity over the course of the period.

In the SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND and SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND, we continued to do well. The California Short/Intermediate Fund outperformed its benchmark, while the California Long-Term Fund's results were in line with its benchmark. Similar to the rest of the nation, California enjoyed a strong fourth quarter, following several bad years. This helped to boost revenues, though not enough in California for the state to pass any money down to local governments. And when the growth slowed, the revenue problems remained. Nonetheless, we were able to capitalize on the volatility in the California bond market.

Nothing in this report represents a recommendation of a security by the investment adviser. Manager views and portfolio holdings may have changed since the report date.


6 Schwab Tax-Free Bond Funds

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND

PERFORMANCE as of 2/29/04

AVERAGE ANNUAL TOTAL RETURNS 1,2

This bar chart compares performance of the fund with its benchmark and Morningstar category.

[BAR CHART]

                                    Benchmark:                 Fund Category:
                                 LEHMAN BROTHERS                MORNINGSTAR
                                 3-YEAR MUNICIPAL                MUNICIPAL
                 FUND               BOND INDEX                   SHORT BOND
6 MONTHS         4.00%                 2.55%                       2.39%
1 YEAR           3.93%                 2.92%                       2.61%
5 YEARS          4.63%                 4.85%                       3.96%
10 YEARS         4.58%                 4.99%                       4.26%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 1

This graph shows performance over ten years of a hypothetical $10,000 investment in the fund, compared with a similar investment in its benchmark.

$15,656  FUND
$16,290  LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX

[LINE GRAPH]

                            LEHMAN BROTHERS
                            3-YEAR MUNICIPAL
                 FUND         BOND INDEX
28-Feb-94       10000             10000
31-Mar-94        9814              9879
30-Apr-94        9873              9938
31-May-94        9915              9984
30-Jun-94        9904              9987
31-Jul-94        9995             10070
31-Aug-94       10016             10106
30-Sep-94        9966             10080
31-Oct-94        9909             10056
30-Nov-94        9840             10038
31-Dec-94        9937             10082
31-Jan-95       10032             10165
28-Feb-95       10145             10272
31-Mar-95       10233             10364
30-Apr-95       10268             10400
31-May-95       10450             10559
30-Jun-95       10453             10584
31-Jul-95       10552             10696
31-Aug-95       10641             10780
30-Sep-95       10675             10810
31-Oct-95       10733             10862
30-Nov-95       10810             10931
31-Dec-95       10858             10977
31-Jan-96       10933             11063
29-Feb-96       10914             11065
31-Mar-96       10865             11038
30-Apr-96       10859             11052
31-May-96       10864             11062
30-Jun-96       10921             11128
31-Jul-96       10990             11189
31-Aug-96       10994             11206
30-Sep-96       11063             11274
31-Oct-96       11146             11353
30-Nov-96       11249             11459
31-Dec-96       11242             11465
31-Jan-97       11277             11515
28-Feb-97       11334             11571
31-Mar-97       11273             11511
30-Apr-97       11310             11561
31-May-97       11406             11654
30-Jun-97       11466             11723
31-Jul-97       11617             11863
31-Aug-97       11588             11839
30-Sep-97       11661             11924
31-Oct-97       11711             11977
30-Nov-97       11738             12011
31-Dec-97       11823             12093
31-Jan-98       11894             12173
28-Feb-98       11906             12198
31-Mar-98       11926             12218
30-Apr-98       11896             12201
31-May-98       12007             12314
30-Jun-98       12047             12356
31-Jul-98       12076             12401
31-Aug-98       12187             12521
30-Sep-98       12287             12601
31-Oct-98       12329             12662
30-Nov-98       12353             12692
31-Dec-98       12388             12722
31-Jan-99       12507             12838
28-Feb-99       12483             12852
31-Mar-99       12489             12864
30-Apr-99       12517             12904
31-May-99       12486             12886
30-Jun-99       12367             12808
31-Jul-99       12434             12871
31-Aug-99       12414             12887
30-Sep-99       12454             12936
31-Oct-99       12411             12937
30-Nov-99       12477             12994
31-Dec-99       12451             12973
31-Jan-00       12439             12996
29-Feb-00       12468             13037
31-Mar-00       12589             13103
30-Apr-00       12556             13106
31-May-00       12536             13119
30-Jun-00       12757             13285
31-Jul-00       12852             13393
31-Aug-00       12973             13495
30-Sep-00       12977             13499
31-Oct-00       13048             13575
30-Nov-00       13103             13629
31-Dec-00       13284             13782
31-Jan-01       13452             13990
28-Feb-01       13491             14044
31-Mar-01       13577             14143
30-Apr-01       13501             14121
31-May-01       13611             14250
30-Jun-01       13679             14314
31-Jul-01       13789             14430
31-Aug-01       13936             14580
30-Sep-01       13976             14653
31-Oct-01       14069             14748
30-Nov-01       13958             14703
31-Dec-01       13871             14688
31-Jan-02       14059             14874
28-Feb-02       14190             14986
31-Mar-02       13970             14763
30-Apr-02       14225             14980
31-May-02       14278             15067
30-Jun-02       14412             15196
31-Jul-02       14548             15315
31-Aug-02       14684             15413
30-Sep-02       14860             15534
31-Oct-02       14732             15449
30-Nov-02       14697             15454
31-Dec-02       14928             15676
31-Jan-03       14920             15726
28-Feb-03       15063             15827
31-Mar-03       15057             15808
30-Apr-03       15120             15851
31-May-03       15368             15973
30-Jun-03       15305             15947
31-Jul-03       14960             15804
31-Aug-03       15055             15884
30-Sep-03       15389             16123
31-Oct-03       15312             16047
30-Nov-03       15377             16063
31-Dec-03       15443             16097
31-Jan-04       15494             16153
29-Feb-04       15656             16290

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Results for the report period are not annualized.

1 Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


                                                    Schwab Tax-Free Bond Funds 7

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND

FUND FACTS as of 2/29/04

STATISTICS

NUMBER OF HOLDINGS                                                         66
--------------------------------------------------------------------------------
FUND CATEGORY 1
   Interest Rate Sensitivity                                              Short
   Credit Quality                                                         High
--------------------------------------------------------------------------------
30-DAY SEC YIELD 2                                                        1.70%
--------------------------------------------------------------------------------
TAXABLE-EQUIVALENT YIELD 3                                                2.62%
--------------------------------------------------------------------------------
12-MONTH DISTRIBUTION YIELD 2                                             2.80%
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MATURITY                                                4.0 yrs
--------------------------------------------------------------------------------
WEIGHTED AVERAGE DURATION                                                3.5 yrs
--------------------------------------------------------------------------------
WEIGHTED AVERAGE CREDIT QUALITY                                            AAA
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE 4                                                   4%
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

PORTFOLIO COMPOSITION

These charts show three different views of the fund's portfolio: by type of security, credit quality of the security and remaining maturity. All figures are shown as a percentage of the fund's investments.

BY SECURITY TYPE

[PIE CHART]

55.5% REVENUE BONDS
18.3% GENERAL OBLIGATION BONDS
 9.4% CERTIFICATES OF PARTICIPATION
 8.7% VARIABLE RATE DEMAND NOTES
 5.9% REVENUE ANTICIPATION WARRANTS
 1.0% SPECIAL TAX BONDS
 1.0% PUT BONDS
 0.2% OTHER INVESTMENT COMPANIES

BY CREDIT QUALITY 5

[PIE CHART]

68.8% AAA
15.0% AA
 7.9% A
 1.0% BBB
 7.3% SHORT-TERM RATINGS OR UNRATED SECURITIES

BY MATURITY

[PIE CHART]

18.7% 0-6 MONTHS
12.1% 7-36 MONTHS
29.5% 37-60 MONTHS
39.7% MORE THAN 60 MONTHS

  Portfolio holdings may have changed since the report date.

1 Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 2/29/04 and is not a precise indication of risk or performance -- past, present or future. Definitions of fund categories: Sensitivity (measured as duration): Short, up to 4.5 years; Medium, more than 4.5 years to less than seven years; Long, seven years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.

2 The yield does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

3 This is the taxable-equivalent 30-day SEC yield for a hypothetical investor in the highest federal tax bracket (35.00%). Your tax rate may be different.

4 Not annualized.

5 Based on ratings by Standard & Poor's and Moody's. Where ratings are different, the chart uses the higher rating.


8 Schwab Tax-Free Bond Funds

SCHWAB LONG-TERM TAX-FREE BOND FUND

PERFORMANCE as of 2/29/04

AVERAGE ANNUAL TOTAL RETURNS 1,2

This bar chart compares performance of the fund with its benchmark and Morningstar category.

[BAR CHART]

                               Benchmark:              Fund Category:
                            LEHMAN BROTHERS             MORNINGSTAR
              FUND         GENERAL MUNICIPAL         MUNICIPAL NATIONAL
                              BOND INDEX                 LONG BOND
6 MONTHS      6.34%              6.52%                      6.61%
1 YEAR        6.29%              6.30%                      6.06%
5 YEARS       5.72%              6.10%                      4.87%
10 YEARS      6.06%              6.40%                      5.39%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 1

This graph shows performance over ten years of a hypothetical $10,000 investment in the fund, compared with a similar investment in its benchmark.

$18,018  FUND
$18,613  LEHMAN BROTHERS GENERAL MUNICIPAL BOND INDEX

[LINE GRAPH]

                             LEHMAN BROTHERS
                            GENERAL MUNICIPAL
                 FUND          BOND INDEX
28-Feb-94       10000             10000
31-Mar-94        9572              9593
30-Apr-94        9631              9674
31-May-94        9730              9758
30-Jun-94        9642              9698
31-Jul-94        9832              9881
31-Aug-94        9854              9915
30-Sep-94        9687              9770
31-Oct-94        9453              9596
30-Nov-94        9208              9423
31-Dec-94        9454              9630
31-Jan-95        9801              9905
28-Feb-95       10095             10193
31-Mar-95       10213             10310
30-Apr-95       10185             10323
31-May-95       10571             10652
30-Jun-95       10409             10559
31-Jul-95       10498             10659
31-Aug-95       10618             10794
30-Sep-95       10694             10862
31-Oct-95       10866             11020
30-Nov-95       11037             11202
31-Dec-95       11168             11310
31-Jan-96       11212             11396
29-Feb-96       11105             11318
31-Mar-96       10969             11174
30-Apr-96       10927             11142
31-May-96       10920             11138
30-Jun-96       11073             11259
31-Jul-96       11175             11362
31-Aug-96       11134             11359
30-Sep-96       11336             11518
31-Oct-96       11485             11649
30-Nov-96       11698             11862
31-Dec-96       11635             11812
31-Jan-97       11617             11834
28-Feb-97       11729             11943
31-Mar-97       11519             11784
30-Apr-97       11660             11883
31-May-97       11849             12062
30-Jun-97       11976             12191
31-Jul-97       12359             12528
31-Aug-97       12177             12411
30-Sep-97       12353             12558
31-Oct-97       12440             12639
30-Nov-97       12547             12713
31-Dec-97       12780             12899
31-Jan-98       12911             13032
28-Feb-98       12887             13036
31-Mar-98       12919             13047
30-Apr-98       12851             12989
31-May-98       13083             13194
30-Jun-98       13133             13245
31-Jul-98       13175             13278
31-Aug-98       13371             13484
30-Sep-98       13528             13653
31-Oct-98       13507             13653
30-Nov-98       13555             13701
31-Dec-98       13564             13735
31-Jan-99       13723             13898
28-Feb-99       13632             13837
31-Mar-99       13664             13857
30-Apr-99       13678             13891
31-May-99       13533             13811
30-Jun-99       13220             13612
31-Jul-99       13224             13661
31-Aug-99       12924             13551
30-Sep-99       12861             13557
31-Oct-99       12571             13410
30-Nov-99       12762             13553
31-Dec-99       12578             13451
31-Jan-00       12475             13393
29-Feb-00       12681             13549
31-Mar-00       13116             13845
30-Apr-00       12986             13764
31-May-00       12859             13692
30-Jun-00       13311             14055
31-Jul-00       13515             14250
31-Aug-00       13772             14470
30-Sep-00       13638             14394
31-Oct-00       13859             14551
30-Nov-00       14023             14662
31-Dec-00       14535             15024
31-Jan-01       14561             15173
28-Feb-01       14598             15221
31-Mar-01       14729             15358
30-Apr-01       14521             15193
31-May-01       14665             15357
30-Jun-01       14791             15459
31-Jul-01       15032             15688
31-Aug-01       15326             15947
30-Sep-01       15224             15893
31-Oct-01       15437             16082
30-Nov-01       15308             15947
31-Dec-01       15087             15795
31-Jan-02       15389             16069
28-Feb-02       15571             16263
31-Mar-02       15272             15944
30-Apr-02       15577             16255
31-May-02       15679             16354
30-Jun-02       15838             16528
31-Jul-02       16060             16741
31-Aug-02       16282             16942
30-Sep-02       16692             17313
31-Oct-02       16454             17026
30-Nov-02       16377             16954
31-Dec-02       16733             17312
31-Jan-03       16707             17268
28-Feb-03       16951             17510
31-Mar-03       17022             17521
30-Apr-03       17154             17636
31-May-03       17573             18049
30-Jun-03       17461             17971
31-Jul-03       16820             17342
31-Aug-03       16943             17473
30-Sep-03       17476             17986
31-Oct-03       17367             17896
30-Nov-03       17532             18082
31-Dec-03       17656             18233
31-Jan-04       17761             18336
29-Feb-04       18018             18613

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Results for the report period are not annualized.

1 Fund expenses have been partially absorbed by CSIM and Schwab. Without these reductions, the fund's total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


                                                    Schwab Tax-Free Bond Funds 9

SCHWAB LONG-TERM TAX-FREE BOND FUND

FUND FACTS as of 2/29/04

STATISTICS

NUMBER OF HOLDINGS                                                        47
--------------------------------------------------------------------------------
FUND CATEGORY 1
--------------------------------------------------------------------------------
   Interest Rate Sensitivity                                             Long
   Credit Quality                                                        High
--------------------------------------------------------------------------------
30-DAY SEC YIELD 2                                                       3.61%
--------------------------------------------------------------------------------
30-DAY SEC YIELD - NO WAIVER 3                                           3.60%
--------------------------------------------------------------------------------
TAXABLE-EQUIVALENT YIELD 4                                               5.55%
--------------------------------------------------------------------------------
12-MONTH DISTRIBUTION YIELD 2                                            3.90%
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MATURITY                                               12.7 yrs
--------------------------------------------------------------------------------
WEIGHTED AVERAGE DURATION                                                7.1 yrs
--------------------------------------------------------------------------------
WEIGHTED AVERAGE CREDIT QUALITY                                           AAA
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE 5                                                  5%
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

PORTFOLIO COMPOSITION

These charts show three different views of the fund's portfolio: by type of security, credit quality of the security and remaining maturity. All figures are shown as a percentage of the fund's investments.

BY SECURITY TYPE

[PIE CHART]

65.0% REVENUE BONDS
21.3% GENERAL OBLIGATION BONDS
 8.1% VARIABLE RATE DEMAND NOTES
 5.4% CERTIFICATES OF PARTICIPATION
 0.2% OTHER INVESTMENT COMPANIES

BY CREDIT QUALITY 6

[PIE CHART]

83.0% AAA
 8.7% AA
 4.4% A
 3.7% BBB
 0.2% SHORT-TERM RATINGS OR UNRATED SECURITIES

BY MATURITY

[PIE CHART]

 8.3% 0-1 YEAR
16.1% 2-10 YEARS
67.3% 11-20 YEARS
 8.3% 21-30 YEARS

  Portfolio holdings may have changed since the report date.

1 Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 2/29/04 and is not a precise indication of risk or performance -- past, present or future. Definitions of fund categories: Sensitivity (measured as duration): Short, up to 4.5 years; Medium, more than 4.5 years to less than seven years; Long, seven years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.

2 Fund expenses have been partially absorbed by CSIM and Schwab. The yield does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

3 Yield if fund expenses had not been partially absorbed by CSIM and Schwab.

4 This is the taxable-equivalent 30-day SEC yield for a hypothetical investor in the highest federal tax bracket (35.00%). Your tax rate may be different.

5 Not annualized.

6 Based on ratings by Standard & Poor's and Moody's. Where ratings are different, the chart uses the higher rating.


10 Schwab Tax-Free Bond Funds

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND

PERFORMANCE as of 2/29/04

AVERAGE ANNUAL TOTAL RETURNS 1,2

This bar chart compares performance of the fund with its benchmark and Morningstar category.

[BAR CHART]

                           Benchmark:               Fund Category:
                         LEHMAN BROTHERS             MORNINGSTAR
                        3-YEAR MUNICIPAL         MUNICIPAL CALIFORNIA
            FUND           BOND INDEX           INTERMEDIATE/SHORT BOND
6 MONTHS    3.50%             2.55%                     4.91%
1 YEAR      3.69%             2.92%                     4.38%
5 YEARS     4.45%             4.85%                     4.81%
10 YEARS    4.58%             4.99%                     5.10%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 1

This graph shows performance over ten years of a hypothetical $10,000 investment in the fund, compared with a similar investment in its benchmark.

$15,653  FUND
$16,290  LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX

[LINE GRAPH]


                             LEHMAN BROTHERS
                            3-YEAR MUNICIPAL
                 FUND          BOND INDEX
28-Feb-94       10000          10000
31-Mar-94        9823           9879
30-Apr-94        9872           9938
31-May-94        9904           9984
30-Jun-94        9885           9987
31-Jul-94        9985          10070
31-Aug-94       10017          10106
30-Sep-94        9979          10080
31-Oct-94        9911          10056
30-Nov-94        9802          10038
31-Dec-94        9860          10082
31-Jan-95        9979          10165
28-Feb-95       10126          10272
31-Mar-95       10218          10364
30-Apr-95       10233          10400
31-May-95       10438          10559
30-Jun-95       10421          10584
31-Jul-95       10533          10696
31-Aug-95       10634          10780
30-Sep-95       10692          10810
31-Oct-95       10773          10862
30-Nov-95       10852          10931
31-Dec-95       10891          10977
31-Jan-96       10958          11063
29-Feb-96       10951          11065
31-Mar-96       10902          11038
30-Apr-96       10919          11052
31-May-96       10926          11062
30-Jun-96       10984          11128
31-Jul-96       11055          11189
31-Aug-96       11071          11206
30-Sep-96       11142          11274
31-Oct-96       11217          11353
30-Nov-96       11321          11459
31-Dec-96       11316          11465
31-Jan-97       11354          11515
28-Feb-97       11412          11571
31-Mar-97       11340          11511
30-Apr-97       11391          11561
31-May-97       11489          11654
30-Jun-97       11561          11723
31-Jul-97       11704          11863
31-Aug-97       11685          11839
30-Sep-97       11759          11924
31-Oct-97       11788          11977
30-Nov-97       11828          12011
31-Dec-97       11903          12093
31-Jan-98       11987          12173
28-Feb-98       12012          12198
31-Mar-98       12020          12218
30-Apr-98       11989          12201
31-May-98       12090          12314
30-Jun-98       12117          12356
31-Jul-98       12182          12401
31-Aug-98       12292          12521
30-Sep-98       12402          12601
31-Oct-98       12430          12662
30-Nov-98       12467          12692
31-Dec-98       12478          12722
31-Jan-99       12586          12838
28-Feb-99       12586          12852
31-Mar-99       12604          12864
30-Apr-99       12619          12904
31-May-99       12598          12886
30-Jun-99       12501          12808
31-Jul-99       12567          12871
31-Aug-99       12557          12887
30-Sep-99       12621          12936
31-Oct-99       12574          12937
30-Nov-99       12638          12994
31-Dec-99       12560          12973
31-Jan-00       12622          12996
29-Feb-00       12674          13037
31-Mar-00       12782          13103
30-Apr-00       12720          13106
31-May-00       12763          13119
30-Jun-00       12958          13285
31-Jul-00       13092          13393
31-Aug-00       13225          13495
30-Sep-00       13189          13499
31-Oct-00       13272          13575
30-Nov-00       13315          13629
31-Dec-00       13470          13782
31-Jan-01       13680          13990
28-Feb-01       13680          14044
31-Mar-01       13742          14143
30-Apr-01       13613          14121
31-May-01       13777          14250
30-Jun-01       13846          14314
31-Jul-01       13982          14430
31-Aug-01       14144          14580
30-Sep-01       14143          14653
31-Oct-01       14263          14748
30-Nov-01       14192          14703
31-Dec-01       14129          14688
31-Jan-02       14291          14874
28-Feb-02       14382          14986
31-Mar-02       14163          14763
30-Apr-02       14368          14980
31-May-02       14464          15067
30-Jun-02       14558          15196
31-Jul-02       14667          15315
31-Aug-02       14803          15413
30-Sep-02       15007          15534
31-Oct-02       14782          15449
30-Nov-02       14791          15454
31-Dec-02       14996          15676
31-Jan-03       14979          15726
28-Feb-03       15096          15827
31-Mar-03       15105          15808
30-Apr-03       15171          15851
31-May-03       15365          15973
30-Jun-03       15288          15947
31-Jul-03       15027          15804
31-Aug-03       15124          15884
30-Sep-03       15405          16123
31-Oct-03       15344          16047
30-Nov-03       15382          16063
31-Dec-03       15449          16097
31-Jan-04       15501          16153
29-Feb-04       15653          16290

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Results for the report period are not annualized.

1 Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


                                                   Schwab Tax-Free Bond Funds 11

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND

FUND FACTS as of 2/29/04

STATISTICS

NUMBER OF HOLDINGS                                                          73
--------------------------------------------------------------------------------
FUND CATEGORY 1
   Interest Rate Sensitivity                                              Short
   Credit Quality                                                         High
--------------------------------------------------------------------------------
30-DAY SEC YIELD 2                                                        1.82%
--------------------------------------------------------------------------------
TAXABLE-EQUIVALENT YIELD 3                                                3.09%
--------------------------------------------------------------------------------
12-MONTH DISTRIBUTION YIELD 2                                             2.93%
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MATURITY                                                4.2 yrs
--------------------------------------------------------------------------------
WEIGHTED AVERAGE DURATION                                                3.3 yrs
--------------------------------------------------------------------------------
WEIGHTED AVERAGE CREDIT QUALITY                                            AA
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE 4                                                   9%
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

PORTFOLIO COMPOSITION

These charts show three different views of the fund's portfolio: by type of security, credit quality of the security and remaining maturity. All figures are shown as a percentage of the fund's investments.

BY SECURITY TYPE

[PIE CHART]

56.5% REVENUE BONDS
15.1% CERTIFICATES OF PARTICIPATION
13.2% GENERAL OBLIGATION BONDS
 5.1% REVENUE ANTICIPATION WARRANTS
 4.6% VARIABLE RATE DEMAND NOTES
 3.4% TAX ALLOCATION BONDS
 1.5% PUT BONDS
 0.6% SPECIAL TAX BONDS

BY CREDIT QUALITY 5

[PIE CHART]

58.9% AAA
17.3% AA
15.6% A
 3.1% BBB
 5.1% SHORT-TERM RATINGS OR UNRATED SECURITIES

BY MATURITY

[PIE CHART]

14.9% 0-6 MONTHS
26.4% 7-36 MONTHS
16.0% 37-60 MONTHS
42.7% MORE THAN 60 MONTHS

  Portfolio holdings may have changed since the report date.

1 Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 2/29/04 and is not a precise indication of risk or performance -- past, present or future. Definitions of fund categories: Sensitivity (measured as duration): Short, up to 4.5 years; Medium, more than 4.5 years to less than seven years; Long, seven years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.

2 The yield does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

3 This is the taxable-equivalent 30-day SEC yield for a hypothetical investor in the highest combined federal and California tax bracket (41.05%). Your tax rate may be different.

4 Not annualized.

5 Based on ratings by Standard & Poor's and Moody's. Where ratings are different, the chart uses the higher rating.


12 Schwab Tax-Free Bond Funds

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND

PERFORMANCE as of 2/29/04

AVERAGE ANNUAL TOTAL RETURNS 1,2

This bar chart compares performance of the fund with its benchmark and Morningstar category.

[BAR CHART]

                          Benchmark:              Fund Category:
                        LEHMAN BROTHERS            MORNINGSTAR
                       GENERAL MUNICIPAL        MUNICIPAL CALIFORNIA
           FUND           BOND INDEX                LONG BOND
6 MONTHS   6.49%             6.52%                     6.92%
1 YEAR     5.53%             6.30%                     5.80%
5 YEARS    5.42%             6.10%                     4.92%
10 YEARS   5.95%             6.40%                     5.57%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 1

This graph shows performance over ten years of a hypothetical $10,000 investment in the fund, compared with a similar investment in its benchmark.

$17,841  FUND
$18,613  LEHMAN BROTHERS GENERAL MUNICIPAL BOND INDEX

[LINE GRAPH]

                             LEHMAN BROTHERS
                            GENERAL MUNICIPAL
                FUND            BOND INDEX
28-Feb-94       10000             10000
31-Mar-94        9495              9593
30-Apr-94        9564              9674
31-May-94        9645              9758
30-Jun-94        9547              9698
31-Jul-94        9759              9881
31-Aug-94        9774              9915
30-Sep-94        9610              9770
31-Oct-94        9353              9596
30-Nov-94        9131              9423
31-Dec-94        9282              9630
31-Jan-95        9672              9905
28-Feb-95        9993             10193
31-Mar-95       10089             10310
30-Apr-95       10084             10323
31-May-95       10423             10652
30-Jun-95       10251             10559
31-Jul-95       10310             10659
31-Aug-95       10457             10794
30-Sep-95       10543             10862
31-Oct-95       10751             11020
30-Nov-95       10978             11202
31-Dec-95       11126             11310
31-Jan-96       11204             11396
29-Feb-96       11105             11318
31-Mar-96       10920             11174
30-Apr-96       10866             11142
31-May-96       10874             11138
30-Jun-96       11013             11259
31-Jul-96       11135             11362
31-Aug-96       11129             11359
30-Sep-96       11313             11518
31-Oct-96       11438             11649
30-Nov-96       11675             11862
31-Dec-96       11608             11812
31-Jan-97       11617             11834
28-Feb-97       11727             11943
31-Mar-97       11521             11784
30-Apr-97       11635             11883
31-May-97       11851             12062
30-Jun-97       11952             12191
31-Jul-97       12407             12528
31-Aug-97       12237             12411
30-Sep-97       12397             12558
31-Oct-97       12483             12639
30-Nov-97       12577             12713
31-Dec-97       12774             12899
31-Jan-98       12937             13032
28-Feb-98       12928             13036
31-Mar-98       12906             13047
30-Apr-98       12843             12989
31-May-98       13067             13194
30-Jun-98       13105             13245
31-Jul-98       13122             13278
31-Aug-98       13333             13484
30-Sep-98       13528             13653
31-Oct-98       13522             13653
30-Nov-98       13596             13701
31-Dec-98       13593             13735
31-Jan-99       13738             13898
28-Feb-99       13691             13837
31-Mar-99       13726             13857
30-Apr-99       13718             13891
31-May-99       13595             13811
30-Jun-99       13360             13612
31-Jul-99       13344             13661
31-Aug-99       13121             13551
30-Sep-99       13114             13557
31-Oct-99       12806             13410
30-Nov-99       12969             13553
31-Dec-99       12759             13451
31-Jan-00       12630             13393
29-Feb-00       12882             13549
31-Mar-00       13316             13845
30-Apr-00       13159             13764
31-May-00       13105             13692
30-Jun-00       13539             14055
31-Jul-00       13777             14250
31-Aug-00       14127             14470
30-Sep-00       14069             14394
31-Oct-00       14180             14551
30-Nov-00       14327             14662
31-Dec-00       14701             15024
31-Jan-01       14785             15173
28-Feb-01       14812             15221
31-Mar-01       14930             15358
30-Apr-01       14673             15193
31-May-01       14855             15357
30-Jun-01       14913             15459
31-Jul-01       15201             15688
31-Aug-01       15594             15947
30-Sep-01       15501             15893
31-Oct-01       15695             16082
30-Nov-01       15615             15947
31-Dec-01       15424             15795
31-Jan-02       15636             16069
28-Feb-02       15799             16263
31-Mar-02       15436             15944
30-Apr-02       15704             16255
31-May-02       15807             16354
30-Jun-02       15937             16528
31-Jul-02       16153             16741
31-Aug-02       16395             16942
30-Sep-02       16860             17313
31-Oct-02       16414             17026
30-Nov-02       16358             16954
31-Dec-02       16686             17312
31-Jan-03       16611             17268
28-Feb-03       16908             17510
31-Mar-03       16923             17521
30-Apr-03       17079             17636
31-May-03       17525             18049
30-Jun-03       17366             17971
31-Jul-03       16704             17342
31-Aug-03       16755             17473
30-Sep-03       17194             17986
31-Oct-03       17123             17896
30-Nov-03       17301             18082
31-Dec-03       17467             18233
31-Jan-04       17546             18336
29-Feb-04       17841             18613

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Results for the report period are not annualized.

1 Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

2 Source for category information: Morningstar, Inc.


                                                   Schwab Tax-Free Bond Funds 13

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND

FUND FACTS as of 2/29/04

STATISTICS

NUMBER OF HOLDINGS                                                         75
--------------------------------------------------------------------------------
FUND CATEGORY 1
   Interest Rate Sensitivity                                              Long
   Credit Quality                                                         High
--------------------------------------------------------------------------------
30-DAY SEC YIELD 2                                                        4.08%
--------------------------------------------------------------------------------
TAXABLE-EQUIVALENT YIELD 3                                                6.92%
--------------------------------------------------------------------------------
12-MONTH DISTRIBUTION YIELD 2                                             4.12%
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MATURITY                                               16.4 yrs
--------------------------------------------------------------------------------
WEIGHTED AVERAGE DURATION                                                8.1 yrs
--------------------------------------------------------------------------------
WEIGHTED AVERAGE CREDIT QUALITY                                            AA
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE 4                                                  14%
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

PORTFOLIO COMPOSITION

These charts show three different views of the fund's portfolio: by type of security, credit quality of the security and remaining maturity. All figures are shown as a percentage of the fund's investments.

BY SECURITY TYPE

[PIE CHART]

68.5% REVENUE BONDS
10.5% CERTIFICATES OF PARTICIPATION
 9.2% GENERAL OBLIGATION BONDS
 5.6% TAX ALLOCATION BONDS
 4.4% VARIABLE RATE DEMAND NOTES
 1.7% SPECIAL TAX BONDS
 0.1% OTHER INVESTMENT COMPANIES

BY CREDIT QUALITY 5

[PIE CHART]

64.1% AAA
 6.4% AA
 9.0% A
20.4% BBB
 0.1% SHORT-TERM RATINGS OR UNRATED SECURITIES

BY MATURITY

[PIE CHART]

 5.4% 0-1 YEAR
 7.7% 2-10 YEARS
58.0% 11-20 YEARS
25.1% 21-30 YEARS
 3.8% MORE THAN 30 YEARS

  Portfolio holdings may have changed since the report date.

1 Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 2/29/04 and is not a precise indication of risk or performance -- past, present or future. Definitions of fund categories: Sensitivity (measured as duration): Short, up to 4.5 years; Medium, more than 4.5 years to less than seven years; Long, seven years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.

2 The yield does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

3 This is the taxable-equivalent 30-day SEC yield for a hypothetical investor in the highest combined federal and California tax bracket (41.05%). Your tax rate may be different.

4 Not annualized.

5 Based on ratings by Standard & Poor's and Moody's. Where ratings are different, the chart uses the higher rating.


14 Schwab Tax-Free Bond Funds

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                    9/1/03-      9/1/02-      9/1/01-      9/1/00-      9/1/99-      9/1/98-
                                                   2/29/04*      8/31/03      8/31/02      8/31/01      8/31/00      8/31/99
--------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period               10.59        10.63        10.42        10.08        10.05        10.26
                                                   -----------------------------------------------------------------------------
Income from investment operations:
   Net investment income                              0.15         0.30         0.35         0.39         0.41         0.40
   Net realized and unrealized gains or losses        0.27        (0.04)        0.20         0.34         0.03        (0.21)
                                                   -----------------------------------------------------------------------------
   Total income from investment operations            0.42         0.26         0.55         0.73         0.44         0.19
Less distributions:
   Dividends from net investment income              (0.15)       (0.30)       (0.34)       (0.39)       (0.41)       (0.40)
                                                   -----------------------------------------------------------------------------
Net asset value at end of period                     10.86        10.59        10.63        10.42        10.08        10.05
                                                   -----------------------------------------------------------------------------
Total return (%)                                      4.00 1       2.50         5.37         7.42         4.50         1.86

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                             0.63 2       0.60         0.49         0.49         0.50 3       0.49
   Gross operating expenses                           0.63 2       0.63         0.70         0.73         0.75         0.81
   Net investment income                              2.83 2       2.83         3.29         3.84         4.11         3.87
Portfolio turnover rate                                  4 1         11           28           14           11            8
Net assets, end of period ($ x 1,000,000)              172          159          139          109           76           87

*  Unaudited.

1  Not annualized.

2  Annualized.

3 The ratio of net operating expenses would have been 0.49% if certain non-routine expenses (proxy fees) had not been included.


                                                         See financial notes. 15

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND

PORTFOLIO HOLDINGS as of February 29, 2004, unaudited

This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 +  Credit-enhanced security

 ~  Liquidity-enhanced security

 o  Certificate of participation

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity shown is the later of the next interest rate change date or demand date.

                                     COST          VALUE
HOLDINGS BY CATEGORY               ($x1,000)      ($x1,000)
-----------------------------------------------------------
 98.7%    MUNICIPAL BONDS           161,845        169,968
  0.2%    OTHER INVESTMENT
          COMPANIES                     267            267
-----------------------------------------------------------
 98.9%    TOTAL INVESTMENTS         162,112        170,235

  1.1%    OTHER ASSETS AND
          LIABILITIES                                1,954
-----------------------------------------------------------
100.0%    NET ASSETS                               172,189

      ISSUER
      PROJECT                                                                         MATURITY        FACE AMOUNT      VALUE
         TYPE OF SECURITY, SERIES                                        RATE           DATE          ($ x 1,000)   ($ x 1,000)
      MUNICIPAL BONDS 98.7% of net assets

      FIXED-RATE OBLIGATIONS 89.2%
      -------------------------------------------------------------------------------------------------------------------------

      ARIZONA 5.0%

      ALHAMBRA SCHOOL DISTRICT NO. 68 OF MARICOPA COUNTY
    +    Refunding Bonds, Series 1994A                                   6.80%        07/01/04              1,485         1,543
    +    Refunding Bonds, Series 1994A                                   6.80%        07/01/12                515           535

o+(3) ARIZONA STATE
         Refunding Bonds, Series 2002B                                   5.00%        09/01/07              5,000         5,561

      PHOENIX CIVIC IMPROVEMENT CORP.
      Airport Terminal
         Senior Lien Excise Tax Revenue Refunding Bonds,
         Series 1998                                                     5.00%        07/01/04              1,000         1,012
                                                                                                                         ------
                                                                                                                          8,651
      CALIFORNIA 13.4%

      ALAMEDA PUBLIC FINANCING AUTHORITY
      1997 Revenue Bond Refinancing
         Revenue Bonds, Series 1999                                      4.95%        09/02/07              2,065         2,136

      CALIFORNIA DEPARTMENT OF WATER RESOURCES
         Power Supply Revenue Bonds, Series 2002A                        5.50%        05/01/10              1,000         1,143

    + CALIFORNIA PUBLIC WORKS BOARD
      UCLA Replacement Hospitals
         Lease Revenue Bonds, Series 2002A                               4.75%        10/01/09              3,005         3,368

 ~(1) CALIFORNIA STATE
         Revenue Anticipation Warrants, Series 2003B                     2.00%        06/16/04             10,000        10,017

      CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY
      Kaiser Permanente Project
         Revenue Bonds, Series 2002D                                     4.35%        03/01/07              3,000         3,163


16 See financial notes.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND

      ISSUER
      PROJECT                                                                              MATURITY        FACE AMOUNT      VALUE
         TYPE OF SECURITY, SERIES                                             RATE           DATE          ($ x 1,000)   ($ x 1,000)
      SANTA CLARA COUNTY FINANCING AUTHORITY
      Measure B Transportation Improvement Program
         Special Obligation Bonds, Series 2003                                4.00%        08/01/06              3,000         3,170
                                                                                                                              ------
                                                                                                                              22,997
      DISTRICT OF COLUMBIA 2.5%

 +(7) WASHINGTON D.C. CONVENTION CENTER AUTHORITY
         Dedicated Tax Senior Lien Revenue Bonds, Series 1998                 5.00%        10/01/06              4,000         4,358

      GEORGIA 4.3%

 +(9) ATLANTA
         Airport General Revenue Refunding Bonds,
         Series 2003RF-A                                                      5.00%        01/01/10              3,660         4,141

      GEORGIA STATE
         General Obligation Bonds, Series 2000D                               6.00%        10/01/07              2,865         3,294
                                                                                                                              ------
                                                                                                                               7,435
    ILLINOIS 0.6%

    + CHICAGO PUBLIC BUILDING COMMISSION
      Board of Education Building
         Revenue Bonds, Series 1999C                                          5.50%        02/01/06              1,000         1,079

      INDIANA 2.0%

    + LAKE COUNTY
         First Mortgage Lease Revenue Bonds, Series 2000                      5.25%        08/01/09              2,040         2,332

    + MONROE COUNTY
      Bloomington Hospital, Inc.
         Hospital Revenue Refunding Bonds, Series 1997                        4.60%        05/01/04              1,105         1,111
                                                                                                                              ------
                                                                                                                               3,443
      KENTUCKY 2.4%

 (10) KENTUCKY PROPERTY & BUILDINGS COMMISSION
      Project No. 71
         Revenue Bonds                                                        5.50%        08/01/09              3,500         4,072

      LOUISIANA 1.0%

   o+ NEW ORLEANS
         Refunding Bonds, Series 1998B                                        4.50%        12/01/05              1,600         1,688

      MASSACHUSETTS 3.0%

      MASSACHUSETTS STATE
         General Obligation Refunding Bonds, Series 2001A                     5.50%        01/01/11              2,500         2,907
    + Consolidated Loan of 2002
         Special Obligation Revenue Bonds, Series A                           5.00%        06/01/10              2,000         2,283
                                                                                                                              ------
                                                                                                                               5,190
      MICHIGAN 4.0%

    + DETROIT
         Limited Tax General Obligation Capital Improvement
         Bonds, Series 2002A                                                  5.00%        04/01/07              1,000         1,100


                                                         See financial notes. 17

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND

PORTFOLIO HOLDINGS continued

      ISSUER
      PROJECT                                                                              MATURITY        FACE AMOUNT      VALUE
         TYPE OF SECURITY, SERIES                                             RATE           DATE          ($ x 1,000)   ($ x 1,000)
    + DETROIT CITY SCHOOL DISTRICT
         Unlimited Tax General Obligation School Building & Site
         Improvement Bonds, Series 1998B                                      5.00%        05/01/04              1,390         1,399

 +(8) WAYNE COUNTY

      Detroit Metropolitan Wayne County Airport
         Revenue Refunding Bonds, Series 2002D                                5.00%        12/01/10              3,900         4,350
                                                                                                                              ------
                                                                                                                               6,849
      MISSOURI 1.3%

    + ST. LOUIS MUNICIPAL FINANCE CORP.
      Convention Center Project
         Leasehold Revenue Refunding Bonds, Series 2003                       5.25%        07/15/10              2,000         2,312

      NEBRASKA 2.2%

    + AMERICAN PUBLIC ENERGY AUTHORITY
      Nebraska Public Gas Agency Project
         Gas Supply Revenue Bonds, Series 1998C                               4.00%        09/01/07              3,500         3,757

      NEVADA 1.0%

    + HENDERSON

      Seven Hills
         Senior Limited Obligation Refunding Bonds,
         Series 2001A                                                         4.63%        08/01/11              1,550         1,731

      NEW JERSEY 2.3%

   o+ NEW JERSEY TRANSIT CORP.
      Federal Transit Administration Grants
         Series 2000B                                                         5.50%        09/15/07              3,500         3,938

      NEW YORK 9.9%

    + FRANKLIN COUNTY
         General Obligation Public Improvement Bonds,
         Series 1998                                                          4.25%        11/01/06                715           768

      NEW YORK CITY
         General Obligation Bonds, Series 1999H                               4.75%        03/15/07              3,000         3,247
         General Obligation Bonds, Series 2003A                               5.25%        08/01/09              1,825         2,059
         General Obligation Bonds, Series 2003B                               5.25%        08/01/09              1,000         1,128
         General Obligation Bonds, Series 2003J                               5.00%        06/01/09              2,500         2,787

      NEW YORK CITY TRANSITIONAL FINANCE AUTHORITY
         Future Tax Secured Revenue Bonds, Series 1998B                       5.25%        11/15/04              1,300         1,338

 +(5) NEW YORK STATE THRUWAY AUTHORITY
      General Highway & Bridge Trust Fund
         Revenue Bonds, Series 2003A                                          5.25%        04/01/12              4,000         4,635

      NEW YORK STATE URBAN DEVELOPMENT CORP.
      Correctional Facility Service Contract
         Revenue Bonds, Series 1998A                                          5.00%        01/01/05              1,000         1,032
                                                                                                                              ------
                                                                                                                              16,994


18 See financial notes.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND

      ISSUER
      PROJECT                                                                              MATURITY        FACE AMOUNT      VALUE
         TYPE OF SECURITY, SERIES                                             RATE           DATE          ($ x 1,000)   ($ x 1,000)
      NORTH CAROLINA 4.3%

    + DURHAM COUNTY
         Enterprise System Revenue Bonds, Series 2002                         5.00%        06/01/09              1,495         1,699

      NORTH CAROLINA MUNICIPAL POWER AGENCY
      Catawaba Electric
    +    Revenue Bonds, Series 1995A                                          5.10%        01/01/07              2,000         2,171
    +    Revenue Bonds, Series 1999A                                          5.75%        01/01/09              3,000         3,481
                                                                                                                              ------
                                                                                                                               7,351
      OHIO 4.3%

      OHIO STATE
         Higher Education Capital Facilities Bonds, Series II-2001A           5.50%        12/01/08              3,000         3,462
      Administrative Building Fund Projects
         State Facilities Bonds, Series 1998A                                 5.13%        10/01/06              3,580         3,913
                                                                                                                              ------
                                                                                                                               7,375
      OREGON 1.7%

   o+ OREGON STATE
      Department of Administrative Services
         Refunding Bonds, Series 2002C                                        5.00%        11/01/07              2,705         3,018

      PENNSYLVANIA 3.4%

    + PENNSYLVANIA INDUSTRIAL DEVELOPMENT AUTHORITY
         Economic Development Revenue Bonds, Series 1994                      7.00%        07/01/07              1,000         1,170

 +(4) PHILADELPHIA WATER & SEWER
         Water & Wastewater Revenue Refunding Bonds,
         Series 2001B                                                         5.50%        11/01/11              4,000         4,722
                                                                                                                              ------
                                                                                                                               5,892
      PUERTO RICO 3.3%

    + PUERTO RICO HIGHWAY & TRANSPORTATION AUTHORITY
         Revenue Refunding Bonds, Series 2003H                                5.00%        07/01/35              2,000         2,251

    + PUERTO RICO MUNICIPAL FINANCE AGENCY
         General Obligation Bonds, Series 1999A                               5.50%        08/01/08              3,000         3,440
                                                                                                                              ------
                                                                                                                               5,691
      SOUTH CAROLINA 1.9%

    + CHARLESTON COUNTY
      Care Alliance Health Services
         Revenue Bonds, Series 1999A                                          4.25%        08/15/07              3,000         3,243

      TEXAS 8.9%

 +(2) DALLAS WATER & SEWER UTILITIES
         Revenue Refunding & Improvement Bonds, Series 2003                   5.00%        10/01/10              5,000         5,699

    + DENTON UTILITY SYSTEM
         Revenue Refunding & Improvement Bonds, Series 2001                   5.00%        12/01/12              2,030         2,270

      FORT WORTH
         General Purpose Improvement & Refunding Bonds,
         Series 2001                                                          5.00%        03/01/10              1,090         1,231


                                                         See financial notes. 19

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND

PORTFOLIO HOLDINGS continued

      ISSUER
      PROJECT                                                                              MATURITY        FACE AMOUNT      VALUE
         TYPE OF SECURITY, SERIES                                             RATE           DATE          ($ x 1,000)   ($ x 1,000)
    + HOUSTON PORT AUTHORITY
         Port Improvement General Obligation Bonds,
         Series 2001B                                                         5.25%        10/01/10              2,205         2,513

    + TARRANT REGIONAL WATER DISTRICT
         Water Revenue Refunding & Improvement Bonds,
         Series 2002                                                          5.00%        03/01/10              3,140         3,561
                                                                                                                              ------
                                                                                                                              15,274
      WASHINGTON 5.9%

    + PORT OF SEATTLE
      Passenger Facility Charge
         Revenue Bonds, Series 1998B                                          5.00%        12/01/07              1,395         1,549

    + SNOHOMISH COUNTY
         Refunding Limited General Obligation Bonds                           4.50%        12/01/12              1,920         2,092

   o+ WASHINGTON STATE
      Department of Ecology State Building Project
         Refunding Bonds                                                      4.75%        04/01/12              1,710         1,869

 +(6) WASHINGTON STATE PUBLIC POWER SUPPLY SYSTEM
      Nuclear Project No. 2
         Refunding Revenue Bonds, Series 1993A                                5.70%        07/01/08              4,000         4,616
                                                                                                                              ------
                                                                                                                              10,126
      WISCONSIN 0.6%

      WISCONSIN HEALTH & EDUCATIONAL FACILITIES AUTHORITY
      Carroll College, Inc. Project
         Revenue Bonds, Series 1998                                           4.80%        10/01/06              1,000         1,063

      VARIABLE RATE OBLIGATIONS 9.5%
      ------------------------------------------------------------------------------------------------------------------------------

      CALIFORNIA 2.8%

   ~+ CALIFORNIA DEPARTMENT OF WATER RESOURCES
         Power Supply Revenue Bonds, Series 2002B-5                           0.97%        03/01/04              3,900         3,900

    + IRVINE ASSESSMENT DISTRICT
         Limited Obligation Improvement Bonds Adjustable Rate
         Series                                                               0.97%        03/01/04                991           991
                                                                                                                              ------
                                                                                                                               4,891
      GEORGIA 0.3%

   ~+ ATLANTA

      Water & Wastewater Revenue Bonds, Series 2001C                          0.98%        03/01/04                500           500

      MISSISSIPPI 2.3%

      JACKSON COUNTY
      Chevron U.S.A., Inc. Project
         Pollution Control Revenue Refunding Bonds,
         Series 1992                                                          0.98%        03/01/04              4,000         4,000

      NEW YORK 1.7%

   ~+ NEW YORK CITY MUNICIPAL WATER FINANCE AUTHORITY
         Water & Sewer System Revenue Bonds, Series 1993C                     0.97%        03/01/04              3,000         3,000


20 See financial notes.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND

      ISSUER
      PROJECT                                                                              MATURITY        FACE AMOUNT      VALUE
         TYPE OF SECURITY, SERIES                                             RATE           DATE          ($ x 1,000)   ($ x 1,000)
      TEXAS 1.0%

      GULF COAST WASTE DISPOSAL AUTHORITY
      Waste Management of Texas, Inc. Brazoria County Project
         Solid Waste Disposal Revenue Bonds, Series 2003A                     2.85%        05/01/04              1,650         1,650

      WYOMING 1.4%

      UINTA COUNTY
      Chevron U.S.A., Inc. Project
         Pollution Control Revenue Refunding Bonds, Series 1993               0.98%        03/01/04              2,400         2,400

                                                                                                                            VALUE
      SECURITY AND NUMBER OF SHARES                                                                                      ($ x 1,000)
      OTHER INVESTMENT COMPANIES 0.2% of net assets

      PROVIDENT INSTITUTIONAL FUNDS --
      MUNI FUND PORTFOLIO 267,148                                                                                                267

END OF INVESTMENTS. For totals, please see the first page of holdings for this fund.


                                                         See financial notes. 21

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND

Statement of
ASSETS AND LIABILITIES
As of February 29, 2004; unaudited. All numbers are x 1,000 except NAV.

ASSETS
---------------------------------------------------------------------------------
Investments, at value                                                   $170,235 a
Receivables:
   Fund shares sold                                                          145
   Interest                                                                2,057
Prepaid expenses                                                      +       19
                                                                      -----------
TOTAL ASSETS                                                             172,456

LIABILITIES
---------------------------------------------------------------------------------
Payables:
   Fund shares redeemed                                                      132
   Dividends to shareholders                                                  99
   Investment adviser and administrator fees                                   4
   Transfer agent and shareholder service fees                                 4
Accrued expenses                                                      +       28
                                                                      -----------
TOTAL LIABILITIES                                                            267

NET ASSETS
---------------------------------------------------------------------------------
TOTAL ASSETS                                                             172,456
TOTAL LIABILITIES                                                     -      267
                                                                      -----------
NET ASSETS                                                              $172,189

NET ASSETS BY SOURCE
Capital received from investors                                          164,522
Net investment income not yet distributed                                     19
Net realized capital losses                                                 (475)
Net unrealized capital gains                                               8,123

NET ASSET VALUE (NAV)
                SHARES
NET ASSETS  /   OUTSTANDING      =       NAV
$172,189        15,858                   $10.86

  Unless stated, all numbers are x 1,000.

a The amortized cost of the fund's securities was $162,112. Not counting short-term obligations, the fund's security transactions during the period were:

     Purchases            $5,951
     Sales/maturities     $6,550

  The fund's total security transactions with other SchwabFunds during the period were $28,742.

FEDERAL TAX DATA
-------------------------------------------------------
PORTFOLIO COST                                $162,093

NET UNREALIZED GAINS AND LOSSES:
Gains                                           $8,153
Losses                                       +     (11)
                                            -----------
                                                $8,142
AS OF AUGUST 31, 2003:

UNDISTRIBUTED EARNINGS:
Tax-exempt income                                 $402
Long-term capital gains                            $--

CAPITAL LOSSES UTILIZED                            $74

UNUSED CAPITAL LOSSES:
Expires 08/31 of:
   2004                                            296
   2009                                            146
   2010                                      +      33
                                            -----------
                                                  $475


22 See financial notes.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND

Statement of
OPERATIONS
For September 1, 2003 through February 29, 2004; unaudited. All numbers are x 1,000.

INVESTMENT INCOME
-------------------------------------------------------------------------------
Interest                                                                $2,784

NET REALIZED GAINS AND LOSSES
-------------------------------------------------------------------------------
Net realized gains on investments sold                                      --

NET UNREALIZED GAINS AND LOSSES
-------------------------------------------------------------------------------
Net unrealized gains on investments                                      4,025

EXPENSES
-------------------------------------------------------------------------------
Investment adviser and administrator fees                                  241 a
Transfer agent and shareholder service fees                                201 b
Trustees' fees                                                               4 c
Custodian and portfolio accounting fees                                      8
Professional fees                                                           14
Registration fees                                                           18
Shareholder reports                                                         15
Other expenses                                                     +         7
                                                                   ------------
TOTAL EXPENSES                                                             508 d

INCREASE IN NET ASSETS FROM OPERATIONS
-------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                  2,784
TOTAL EXPENSES                                                     -       508
                                                                   ------------
NET INVESTMENT INCOME                                                    2,276
NET UNREALIZED GAINS                                               +     4,025
                                                                   ------------
INCREASE IN NET ASSETS FROM OPERATIONS                                  $6,301

  Unless stated, all numbers are x 1,000.

a Calculated as a percentage of average daily net assets: 0.30% of the first
  $500 million and 0.22% of assets beyond that.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets. These fees are paid to Charles Schwab & Co.

c For the fund's independent trustees only.

d CSIM and Schwab have guaranteed that the net operating expenses (excluding interest, taxes and certain non-routine expenses) will not exceed 0.65% of the fund's average daily net assets through November 15, 2004.


                                                         See financial notes. 23

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers are x 1,000. Figures for current period are unaudited.

OPERATIONS
-------------------------------------------------------------------------------
                                            9/1/03-2/29/04      9/1/02-8/31/03
Net investment income                               $2,276              $4,438
Net realized gains                                      --                  74
Net unrealized gains or losses                   +   4,025                (801)
                                                 ------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS               6,301               3,711

DISTRIBUTIONS PAID
-------------------------------------------------------------------------------
Dividends from net investment income                $2,274              $4,474

TRANSACTIONS IN FUND SHARES
-------------------------------------------------------------------------------
                                    9/1/03-2/29/04          9/1/02-8/31/03
                                  SHARES       VALUE      SHARES        VALUE
Shares sold                        4,513     $48,561       9,957     $106,591
Shares reinvested                    177       1,898         297        3,175
Shares redeemed                 + (3,875)    (41,632)     (8,327)     (89,036)
                                -----------------------------------------------
NET TRANSACTIONS IN FUND SHARES      815      $8,827       1,927      $20,730

SHARES OUTSTANDING AND NET ASSETS
-------------------------------------------------------------------------------
                                     9/1/03-2/29/04         9/1/02-8/31/03
                                  SHARES    NET ASSETS    SHARES    NET ASSETS
Beginning of period               15,043      $159,335    13,116      $139,368
Total increase                  +    815        12,854     1,927        19,967 a
                                -----------------------------------------------
END OF PERIOD                     15,858      $172,189    15,043      $159,335 b

  Unless stated, all numbers are x 1,000.

a Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value from transactions in fund shares, minus distributions paid.

b Includes net investment income not yet distributed in the amount of $19 and $17 for the current and prior period, respectively.


24 See financial notes.

SCHWAB LONG-TERM TAX-FREE BOND FUND

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                    9/1/03-        9/1/02-      9/1/01-     9/1/00-    9/1/99-     9/1/98-
                                                    2/29/04*       8/31/03      8/31/02     8/31/01    8/31/00     8/31/99
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                11.04         11.05        10.87       10.24      10.11       11.01
                                                   ---------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                               0.22          0.45         0.49        0.50       0.50        0.50
   Net realized and unrealized gains or losses         0.47         (0.01)        0.17        0.63       0.13       (0.85)
                                                   ---------------------------------------------------------------------------------
   Total income from investment operations             0.69          0.44         0.66        1.13       0.63       (0.35)
Less distributions:
   Dividends from net investment income               (0.22)        (0.45)       (0.48)      (0.50)     (0.50)      (0.50)
   Distributions from net realized gains                 --            --           --          --         --       (0.05)
                                                   ---------------------------------------------------------------------------------
   Total distributions                                (0.22)        (0.45)       (0.48)      (0.50)     (0.50)      (0.55)
                                                   ---------------------------------------------------------------------------------

Net asset value at end of period                      11.51         11.04        11.05       10.87      10.24       10.11
                                                   ---------------------------------------------------------------------------------
Total return (%)                                       6.34 1        4.01         6.24       11.29       6.59       (3.34)

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                              0.65 2        0.62         0.49        0.49       0.50 3      0.49
   Gross operating expenses                            0.66 2        0.65         0.74        0.74       0.76        0.81
   Net investment income                               4.03 2        4.06         4.49        4.73       5.11        4.59
Portfolio turnover rate                                   5 1          22           25          35         25          35
Net assets, end of period ($ x 1,000,000)                87            81           85          88         76          90

* Unaudited.

1 Not annualized.

2 Annualized.

3 The ratio of net operating expenses would have been 0.49% if certain non-routine expenses (proxy fees) had not been included.


                                                         See financial notes. 25

SCHWAB LONG-TERM TAX-FREE BOND FUND

PORTFOLIO HOLDINGS as of February 29, 2004, unaudited

This section shows all the securities in the fund's portfolio and their market value, as of the report date. We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 +  Credit-enhanced security

 ~  Liquidity-enhanced security

 o  Certificate of participation

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity shown is the later of the next interest rate change date or demand date.

                                          COST                 VALUE
HOLDINGS BY CATEGORY                    ($x1,000)            ($x1,000)
--------------------------------------------------------------------------------
 98.6%    MUNICIPAL BONDS                 78,464               86,121
  0.1%    OTHER INVESTMENT
          COMPANIES                          139                  139
--------------------------------------------------------------------------------
 98.7%    TOTAL INVESTMENTS               78,603               86,260

  1.3%    OTHER ASSETS AND
          LIABILITIES                                           1,096
--------------------------------------------------------------------------------
100.0%    NET ASSETS                                           87,356

      ISSUER
      PROJECT                                                                    MATURITY      FACE AMOUNT         VALUE
         TYPE OF SECURITY, SERIES                                     RATE         DATE        ($ x 1,000)      ($ x 1,000)
      MUNICIPAL BONDS 98.6% of net assets

      FIXED-RATE OBLIGATIONS 90.6%
      ---------------------------------------------------------------------------------------------------------------------

      CALIFORNIA 5.1%

      CALIFORNIA
         Various Purpose General Obligation Bonds                     5.25%      11/01/17            2,000            2,149
      CALIFORNIA DEPARTMENT OF WATER RESOURCES
         Power Supply Revenue Bonds, Series 2002A                     5.88%      05/01/16            2,000            2,290
                                                                                                                   --------
                                                                                                                      4,439
      COLORADO 5.3%

+(10) COLORADO DEPARTMENT OF TRANSPORTATION
         Revenue Anticipation Notes, Series 2002B                     5.50%      06/15/15            2,000            2,368
      DENVER CITY & COUNTY
    + Airport System
         Revenue Refunding Bonds, Series 2002E                        5.50%      11/15/15            1,000            1,115
    + Colorado Convention Center Expansion Project
         Excise Tax Revenue Bonds, Series 2001A                       5.50%      09/01/17            1,000            1,138
                                                                                                                   --------
                                                                                                                      4,621
      DISTRICT OF COLUMBIA 2.6%

   o+ DISTRICT OF COLUMBIA
      District's Public Safety & Emergency Preparedness
      Communications Center and Related Technology
         Series 2003A                                                 5.50%      01/01/17            2,000            2,314

      FLORIDA 3.4%

 +(7) ESCAMBIA COUNTY HEALTH FACILITIES AUTHORITY
      Ascension Health Credit Group
         Revenue Bonds, Series 1999A-2                                5.75%      11/15/09            2,500            2,955


26 See financial notes.

SCHWAB LONG-TERM TAX-FREE BOND FUND

      ISSUER
      PROJECT                                                                    MATURITY      FACE AMOUNT        VALUE
         TYPE OF SECURITY, SERIES                                     RATE         DATE        ($ x 1,000)      ($ x 1,000)
      GEORGIA 1.5%

    + FULTON COUNTY DEVELOPMENT AUTHORITY
      Tuff Morehouse LLC Project
         Revenue Bonds, Series 2002A                                  5.50%      02/01/22            1,180            1,309

      HAWAII 2.1%

    + HAWAII
         General Obligation Bonds, Series 1999CT                      5.88%      09/01/09            1,500            1,791

      INDIANA 1.2%

    + MARION COUNTY CONVENTION & RECREATIONAL FACILITIES AUTHORITY
         Excise Tax Lease Revenue Refunding Senior Bonds,
         Series 2001A                                                 5.00%      06/01/21            1,000            1,057

     KENTUCKY 1.2%

    + JEFFERSON COUNTY
      University Medical Center, Inc.
         Health Facilities Revenue Bonds, Series 1997                 5.25%      07/01/22            1,000            1,062

      MARYLAND 0.4%

      MARYLAND DEPARTMENT OF HOUSING & COMMUNITY DEVELOPMENT
         Housing Revenue Bonds, Series 1996A                          5.88%      07/01/16              320              338

      MICHIGAN 5.9%

      DELTA COUNTY ECONOMIC DEVELOPMENT CORP.
      MeadWestvaco-Escanaba Paper Company Project
         Environmental Improvement Revenue Refunding Bonds,
         Series 2002A                                                 6.25%      04/15/27            1,000            1,075

 +(6) DETROIT
      Water Supply System
         Revenue Refunding Senior Lien Bonds, Series 2003C            5.25%      07/01/16            2,620            2,982

    + WAYNE COUNTY COMMUNITY COLLEGE
         Improvement Bonds, Series 1999                               5.50%      07/01/19            1,000            1,125
                                                                                                                   --------
                                                                                                                      5,182
      MISSISSIPPI 5.4%

    + MISSISSIPPI HOSPITAL EQUIPMENT & FACILITIES AUTHORITY
      Mississippi Baptist Medical Center
         Revenue Refunding Bonds, Series 1995                         6.00%      05/01/13            2,150            2,302

o+(9) WALNUT GROVE CORRECTIONAL AUTHORITY
      Walnut Grove Correctional Facility Project
         Series 1999                                                  6.00%      11/01/19            2,000            2,379
                                                                                                                   --------
                                                                                                                      4,681
      NEVADA 2.5%

    + NEVADA STATE DEPARTMENT OF BUSINESS & INDUSTRY
      Las Vegas Monorail Project
         First Tier Revenue Bonds, Series 2000                        5.63%      01/01/32            2,000            2,220


                                                         See financial notes. 27

SCHWAB LONG-TERM TAX-FREE BOND FUND

PORTFOLIO HOLDINGS continued

      ISSUER
      PROJECT                                                                    MATURITY      FACE AMOUNT        VALUE
         TYPE OF SECURITY, SERIES                                     RATE         DATE        ($ x 1,000)      ($ x 1,000)

      NEW YORK 4.3%

    + METROPOLITAN TRANSPORTATION AUTHORITY
         Revenue Refunding Bonds, Series A                            5.50%      11/15/18            2,000            2,291

      NEW YORK CITY
         General Obligation Bonds, Series 2002G                       5.75%      08/01/16            1,325            1,496
                                                                                                                   --------
                                                                                                                      3,787

      OREGON 4.5%

    + COLUMBIA RIVER PEOPLES UTILITY DISTRICT
         Electric Systems Revenue Obligations, Series 2000B           5.50%      12/01/19            1,180            1,339

 +(8) MORROW COUNTY SCHOOL DISTRICT NO. 001
         General Obligation Bonds, Series 2001                        5.63%      06/15/16            2,235            2,561
                                                                                                                   --------
                                                                                                                      3,900
      PENNSYLVANIA 4.2%

      PENNSYLVANIA HIGHER EDUCATION FACILITIES AUTHORITY
      University of Pennsylvania Health Services
         Revenue Bonds, Series 1996A                                  5.75%      01/01/17            2,000            2,081

    + SENECA VALLEY SCHOOL DISTRICT
         General Obligation Refunding Bonds, Series 1998AA            5.15%      02/15/20            1,500            1,592
                                                                                                                   --------
                                                                                                                      3,673
      RHODE ISLAND 0.0%

      RHODE ISLAND HOUSING & MORTGAGE FINANCE CORP.
      Homeownership Opportunity
         Revenue Bonds, Series 10A                                    6.50%      10/01/22               20               20

      TEXAS 17.3%

 +(5) AUSTIN ELECTRIC WATER & SEWER SYSTEM
         Revenue Refunding Bonds, Series 1997                         5.13%      11/15/16            3,000            3,243

    + BRAZOS RIVER AUTHORITY
      Houston Industries, Inc.
         Revenue Refunding Bonds, Series 1998A                        5.13%      05/01/19            1,750            1,866

    + CONROE INDEPENDENT SCHOOL DISTRICT
         Unlimited Tax School House & Refunding Bonds,
         Series 1997                                                  5.25%      02/15/21            1,000            1,062

 +(2) DALLAS FORT WORTH INTERNATIONAL AIRPORT
         Joint Revenue Bonds, Series 2000A                            6.00%      11/01/24            3,500            3,896

    + HARRIS COUNTY HOSPITAL DISTRICT
         Revenue Refunding Bonds, Series 2000                         6.00%      02/15/16            1,000            1,179

    + NORTH TEXAS TOLLWAY AUTHORITY
      Dallas North Tollway System
         Revenue Refunding Bonds, Series 2003C                        5.00%      07/01/08            2,000            2,232

    + TEXAS PUBLIC FINANCE AUTHORITY
      Texas Southern University
         Revenue Financing System Refunding Bonds,
         Series 1998A-1                                               4.75%      11/01/17            1,545            1,615
                                                                                                                   --------
                                                                                                                     15,093


28 See financial notes.

SCHWAB LONG-TERM TAX-FREE BOND FUND

      ISSUER
      PROJECT                                                                    MATURITY      FACE AMOUNT         VALUE
         TYPE OF SECURITY, SERIES                                     RATE         DATE        ($ x 1,000)      ($ x 1,000)
      VERMONT 2.7%

    + VERMONT EDUCATIONAL & HEALTH BUILDINGS FINANCING AGENCY
      Fletcher Allen Health Care Project
         Hospital Revenue Bonds, Series 2000A                         6.00%      12/01/23            2,000            2,332

      WASHINGTON 19.7%

 +(3) CLARK COUNTY SCHOOL DISTRICT NO. 117
         Unlimited Tax General Obligation Bonds, Series 1999          5.50%      12/01/17            3,000            3,519

      KENT SCHOOL DISTRICT NO. 415
         Unlimited Tax General Obligation Refunding Bonds,
         Series 1993A                                                 5.55%      12/01/11              500              589

      KING COUNTY
  (1) Baseball Stadium
         Limited Tax General Obligation Demand Notes,
         Series 1997D                                                 5.75%      12/01/11            3,500            4,043
    + King Street Center Project
         Lease Revenue Bonds, Series 1997                             5.13%      06/01/17            1,000            1,067

    + OCEAN SHORES
         Water & Sewer Revenue Bonds, Series 2001                     5.50%      12/01/21            2,000            2,367

      WASHINGTON STATE HEALTH CARE FACILITIES AUTHORITY
 +(4) Catholic Health Initiatives
         Revenue Bonds, Series 2000A                                  6.00%      12/01/20            3,000            3,495
    + Swedish Health System
         Revenue Bonds, Series 1998                                   5.13%      11/15/18            2,000            2,153
                                                                                                                   --------
                                                                                                                     17,233
      WISCONSIN 1.3%

    + WISCONSIN HEALTH & EDUCATION FACILITIES AUTHORITY
      Medical College of Wisconsin, Inc. Project
         Revenue Bonds, Series 1997                                   5.50%      03/01/17            1,000            1,114

      VARIABLE RATE OBLIGATIONS 8.0%
      --------------------------------------------------------------------------------------------------------------------

      CALIFORNIA 2.9%

   o~ ORANGE COUNTY SANITATION DISTRICT
         Refunding Bonds, Series 2000A                                0.98%      03/01/04              500              500

    ~ SOUTHERN CALIFORNIA METROPOLITAN WATER DISTRICT
         Waterworks Revenue Bonds, Series 2000B-1                     0.98%      03/01/04            2,000            2,000
                                                                                                                   --------
                                                                                                                      2,500
      GEORGIA 1.4%

   ~+ ATLANTA
         Water & Wastewater Revenue Bonds, Series 2001C               0.98%      03/01/04            1,200            1,200

      NEW YORK 2.5%

   ~+ NEW YORK CITY MUNICIPAL WATER FINANCE AUTHORITY
         Waster & Sewer System Revenue Bonds, Series 1994G            0.98%      03/01/04            2,200            2,200


                                                         See financial notes. 29

SCHWAB LONG-TERM TAX-FREE BOND FUND

PORTFOLIO HOLDINGS continued

      ISSUER
      PROJECT                                                                    MATURITY      FACE AMOUNT         VALUE
         TYPE OF SECURITY, SERIES                                     RATE         DATE        ($ x 1,000)      ($ x 1,000)
      WYOMING 1.2%

      UINTA COUNTY
      Chevron U.S.A., Inc. Project
         Pollution Control Revenue Refunding Bonds,
         Series 1993                                                  0.98%      03/01/04            1,100            1,100

                                                                                                                   VALUE
      SECURITY AND NUMBER OF SHARES                                                                             ($ x 1,000)
      OTHER INVESTMENT COMPANIES 0.1% of net assets

      PROVIDENT INSTITUTIONAL FUNDS --
      MUNI FUND PORTFOLIO 139,039                                                                                       139

END OF INVESTMENTS. For totals, please see the first page of holdings for this fund.


30 See financial notes.

SCHWAB LONG-TERM TAX-FREE BOND FUND

Statement of
ASSETS AND LIABILITIES
As of February 29, 2004; unaudited. All numbers are x 1,000 except NAV.

ASSETS
-------------------------------------------------------------------------------
Investments, at value                                                + $86,260 a
Receivables:
   Fund shares sold                                                        195
   Interest                                                                999
Prepaid expenses                                                     +      10
                                                                     ----------
TOTAL ASSETS                                                            87,464

LIABILITIES
-------------------------------------------------------------------------------
Payables:
   Fund shares redeemed                                                      3
   Dividends to shareholders                                                78
   Investment adviser and administrator fees                                 2
   Transfer agent and shareholder service fees                               2
Accrued expenses                                                     +      23
                                                                     ----------
TOTAL LIABILITIES                                                          108

NET ASSETS
-------------------------------------------------------------------------------
TOTAL ASSETS                                                            87,464
TOTAL LIABILITIES                                                    -     108
                                                                     ----------
NET ASSETS                                                             $87,356

NET ASSETS BY SOURCE
Capital received from investors                                         81,472
Net investment income not yet distributed                                  139
Net realized capital losses                                             (1,912)
Net unrealized capital gains                                             7,657

NET ASSET VALUE (NAV)
                  SHARES
NET ASSETS    /   OUTSTANDING    =       NAV
$87,356           7,589                  $11.51

  Unless stated, all numbers are x 1,000.

a The amortized cost of the fund's securities was $78,603. Not counting short-term obligations, the fund's security transactions during the period were:

     Purchases        $4,263
     Sales/maturities $7,952

  The fund's total security transactions with other SchwabFunds during the period were $16,360.

FEDERAL TAX DATA
-----------------------------------------------
PORTFOLIO COST                          $78,470

NET UNREALIZED GAINS AND LOSSES:
Gains                                    $7,790
Losses                                +      --
                                      ---------
                                         $7,790
AS OF AUGUST 31, 2003:

UNDISTRIBUTED EARNINGS:
Tax-exempt income                          $309
Long-term capital gains                    $ --

CAPITAL LOSS UTILIZED                      $491

UNUSED CAPITAL LOSSES:
Expires 08/31 of:
   2008                                    $111
   2009                               +   2,253
                                      ---------
                                         $2,364


                                                         See financial notes. 31

SCHWAB LONG-TERM TAX-FREE BOND FUND

Statement of
OPERATIONS
For September 1, 2003 through February 29, 2004; unaudited. All numbers are x 1,000.

INVESTMENT INCOME
-------------------------------------------------------------------------------
Interest                                                                $1,915

NET REALIZED GAINS AND LOSSES
-------------------------------------------------------------------------------
Net realized gains on investments sold                                     452

NET UNREALIZED GAINS AND LOSSES
-------------------------------------------------------------------------------
Net unrealized gains on investments                                      2,969

EXPENSES
-------------------------------------------------------------------------------
Investment adviser and administrator fees                                  123 a
Transfer agent and shareholder service fees                                102 b
Trustees' fees                                                               4 c
Custodian and portfolio accounting fees                                      5
Professional fees                                                           14
Registration fees                                                            9
Shareholder reports                                                          9
Other expenses                                                       +       5
                                                                     ----------
Total expenses                                                             271
Expense reduction                                                    -       5 d
                                                                     ----------
NET EXPENSES                                                               266

INCREASE IN NET ASSETS FROM OPERATIONS
-------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                  1,915
NET EXPENSES                                                         -     266
                                                                     ----------
NET INVESTMENT INCOME                                                    1,649
NET REALIZED GAINS                                                         452 e
NET UNREALIZED GAINS                                                 +   2,969 e
                                                                     ----------
INCREASE IN NET ASSETS FROM OPERATIONS                                  $5,070

  Unless stated, all numbers are x 1,000.

a Calculated as a percentage of average daily net assets: 0.30% of the first
  $500 million and 0.22% of assets beyond that.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets. These fees are paid to Charles Schwab & Co.

c For the fund's independent trustees only.

d This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the annual operating expenses of this fund through at least November 15, 2004, to 0.65% of average daily net assets.

e These add up to a net gain on investments of $3,421.


32 See financial notes.

SCHWAB LONG-TERM TAX-FREE BOND FUND

Statements of
CHANGES IN NET ASSETS

For the current and prior report periods. All numbers are x 1,000. Figures for current period are unaudited.

OPERATIONS
------------------------------------------------------------------------------
                                            9/1/03-2/29/04     9/1/02-8/31/03
Net investment income                               $1,649             $3,541
Net realized gains                                     452                477
Net unrealized gains or losses              +        2,969               (474)
                                            ----------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS               5,070              3,544

DISTRIBUTIONS PAID
------------------------------------------------------------------------------
Dividends from net investment income                $1,635             $3,518

TRANSACTIONS IN FUND SHARES
------------------------------------------------------------------------------
                                   9/1/03-2/29/04           9/1/02-8/31/03
                                  SHARES       VALUE      SHARES        VALUE
Shares sold                        1,606     $18,196       4,912      $55,091
Shares reinvested                    115       1,310         204        2,296
Shares redeemed                 + (1,500)    (16,916)     (5,470)     (61,388)
                                ----------------------------------------------
NET TRANSACTIONS IN FUND SHARES      221      $2,590        (354)     ($4,001)

SHARES OUTSTANDING AND NET ASSETS
------------------------------------------------------------------------------
                                    9/1/03-2/29/04           9/1/02-8/31/03
                                  SHARES       VALUE      SHARES        VALUE
Beginning of period                7,368     $81,331       7,722      $85,306
Total increase or
decrease                        +    221       6,025        (354)      (3,975) a
                                ----------------------------------------------
END OF PERIOD                      7,589     $87,356       7,368      $81,331 b

  Unless stated, all numbers are x 1,000.

a Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value from transactions in fund shares, minus distributions paid.

b Includes net investment income not yet distributed in the amount of $139 and $125 for the current and prior period, respectively.


                                                         See financial notes. 33

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                       9/1/03-     9/1/02-    9/1/01-    9/1/00-    9/1/99-    9/1/98-
                                                      2/29/04*     8/31/03    8/31/02    8/31/01    8/31/00    8/31/99
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                  10.57       10.66      10.51      10.22      10.09      10.26
                                                      ------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                 0.16        0.32       0.34       0.40       0.39       0.39
   Net realized and unrealized gains or losses           0.21       (0.09)      0.15       0.29       0.13      (0.17)
                                                      ------------------------------------------------------------------------------
   Total income from investment operations               0.37        0.23       0.49       0.69       0.52       0.22
Less distributions:
   Dividends from net investment income                 (0.16)      (0.32)     (0.34)     (0.40)     (0.39)     (0.39)
                                                      ------------------------------------------------------------------------------
Net asset value at end of period                        10.78       10.57      10.66      10.51      10.22      10.09
                                                      ------------------------------------------------------------------------------
Total return (%)                                         3.50 1      2.15       4.66       6.95       5.32       2.16

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                                0.61 2      0.58       0.49       0.49       0.50 3     0.49
   Gross operating expenses                              0.61 2      0.60       0.66       0.67       0.71       0.77
   Net investment income                                 2.97 2      2.96       3.29       3.83       3.91       3.81
Portfolio turnover rate                                     9 1        11         17         30         42          7
Net assets, end of period ($ x 1,000,000)                 175         174        184        145        124        126

* Unaudited.

1 Not annualized.

2 Annualized.

3 The ratio of net operating expenses would have been 0.49% if certain non-routine expenses (proxy fees) had not been included.


34 See financial notes.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND

PORTFOLIO HOLDINGS as of February 29, 2004, unaudited

This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 +  Credit-enhanced security

 ~  Liquidity-enhanced security

 o  Certificate of participation

 =  Delayed-delivery security

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity shown is the later of the next interest rate change date or demand date.

                                             COST              VALUE
HOLDINGS BY CATEGORY                       ($x1,000)         ($x1,000)
----------------------------------------------------------------------
101.8%    MUNICIPAL BONDS                   169,282           177,690
  0.0%    OTHER INVESTMENT
          COMPANIES                               3                 3
----------------------------------------------------------------------
101.8%    TOTAL INVESTMENTS                 169,285           177,693

 (1.8)%   OTHER ASSETS AND
          LIABILITIES                                          (3,175)
----------------------------------------------------------------------
100.0%    NET ASSETS                                          174,518

      ISSUER
      PROJECT                                                                         MATURITY        FACE AMOUNT      VALUE
         TYPE OF SECURITY, SERIES                                        RATE           DATE          ($ x 1,000)   ($ x 1,000)
      MUNICIPAL BONDS 101.8% of net assets

      FIXED-RATE OBLIGATIONS 95.7%
      --------------------------------------------------------------------------------------------------------------------------

      CALIFORNIA 91.8%

      ALAMEDA COUNTY
      Refunding & Capital Projects
   o+    Series 1998A                                                    5.00%        12/01/06              3,480         3,832
o+(2)    Series 2001A                                                    5.38%        12/01/09              5,000         5,852

      ASSOCIATION OF BAY AREA GOVERNMENTS
 +(8) Brandeis Hillel Day School Project
         Revenue Bonds, Series 2001                                      3.75%        08/01/31              4,000         4,182
    + FTA Capital Grant
         Bart SFO Extension Bonds, Series 2001A                          5.00%        06/15/08                630           632

    + BURBANK UNIFIED SCHOOL DISTRICT
      Election of 1997
         General Obligation Bonds, Series C                              3.00%        08/01/06              1,820         1,896

      CALIFORNIA DEPARTMENT OF WATER RESOURCES
         Power Supply Revenue Bonds, Series 2002A                        5.50%        05/01/10              1,315         1,503

    + CALIFORNIA EDUCATIONAL FACILITIES AUTHORITY
      Pooled College & University Projects
         Revenue Bonds, Series 1997A                                     5.05%        04/01/05              1,010         1,054

      CALIFORNIA HEALTH FACILITIES FINANCING AUTHORITY
      Kaiser Permanente Hospital
         Revenue Bonds, Series 1998B                                     5.00%        10/01/08              2,500         2,842

      CALIFORNIA POLLUTION CONTROL FINANCE AUTHORITY
      Waste Management, Inc. Project
         Solid Waste Disposal Revenue Bonds, Series 2002B                4.45%        07/01/05              2,000         2,068


                                                         See financial notes. 35

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND

PORTFOLIO HOLDINGS continued

      ISSUER
      PROJECT                                                                              MATURITY        FACE AMOUNT      VALUE
         TYPE OF SECURITY, SERIES                                             RATE           DATE          ($ x 1,000)   ($ x 1,000)
      CALIFORNIA STATE
   =+    Department of Transportation Federal Highway Grant
         Anticipation Bonds, Series 2004A                                     4.00%        02/01/07              3,500         3,749
   =+    Department of Transportation Federal Highway Grant
         Anticipation Bonds, Series 2004A                                     5.00%        02/01/08              1,360         1,521
         General Obligation Bonds, Series 1992                                6.30%        09/01/06              2,235         2,472
    +    General Obligation Bonds, Series 1998                                5.50%        12/01/11              1,665         1,971
         General Obligation Bonds, Series 2001                                4.00%        11/01/05              1,000         1,037
         General Obligation Bonds, Series 2002                                5.25%        02/01/11              3,500         3,900
 +(6)    General Obligation Refunding Bonds, Series 2002                      5.00%        02/01/12              4,000         4,526
 ~(1)    Revenue Anticipation Warrants, Series 2003B                          2.00%        06/16/04              9,000         9,015

      CALIFORNIA STATE PUBLIC WORKS BOARD
    +    Energy Efficiency Revenue Refunding Bonds,
         Series 1998B                                                         4.00%        09/01/06              1,155         1,228
      The Regents University of California
         Lease Revenue Refunding Bonds, Series 1998A                          5.25%        12/01/07              2,000         2,230

      CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY
      Kaiser Permanente Project
         Revenue Bonds, Series 2002D                                          4.35%        03/01/07              2,000         2,108
    + Sherman Oaks Project
         Revenue Refunding Bonds, Series 1998A                                5.00%        08/01/06              2,500         2,716
    o St. Joseph Health System
         Series 1997                                                          5.00%        07/01/04                750           759
    o St. Joseph Health System Obligated Group
         Series 1994                                                          6.50%        07/01/04              2,000         2,076
    o The Internext Group
         Series 1999                                                          4.13%        04/01/04              3,500         3,505

    + EL DORADO COUNTY PUBLIC AGENCY FINANCING AUTHORITY
         Revenue Bonds, Series 1996                                           5.60%        02/15/12              3,000         3,309

    + FONTANA COMMUNITY FACILITIES DISTRICT NO. 2
         Senior Special Tax Refunding Bonds, Series 1998A                     4.10%        09/01/04              1,120         1,137

      FREMONT UNION HIGH SCHOOL DISTRICT
      Election of 1998
         General Obligation Bonds, Series 2000B                               5.75%        09/01/08              1,520         1,775

    + INGLEWOOD REDEVELOPMENT AGENCY
      Merged Redeveloped Project
         Tax Allocation Refunding Bonds, Series 1998A                         3.88%        05/01/05                525           542

      INTERMODAL CONTAINER TRANSFER FACILITY JOINT POWERS AUTHORITY
    +    Refunding Revenue Bonds, Series 1999A                                5.00%        11/01/08              1,210         1,377
    +    Refunding Revenue Bonds, Series 1999A                                5.00%        11/01/09              1,375         1,579

  (8) LONG BEACH
         Harbor Revenue Refunding Bonds, Series 2000A                         5.50%        05/15/10              4,000         4,586

 +(9) LONG BEACH HARBOR FACILITIES CORP.
         Revenue Refunding Bonds, Series 1998A                                5.50%        05/15/05              3,985         4,178

    + LOS ANGELES COMMUNITY REDEVELOPMENT AGENCY
      Beacon Street, Crenshaw & Pico Union 1 Redevelopment Projects
         Pooled Financing Revenue Refunding Bonds,
         Series 1998F                                                         5.00%        09/01/07                810           902


36 See financial notes.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND

      ISSUER
      PROJECT                                                                              MATURITY        FACE AMOUNT      VALUE
         TYPE OF SECURITY, SERIES                                             RATE           DATE          ($ x 1,000)   ($ x 1,000)
      LOS ANGELES COUNTY METROPOLITAN TRANSPORTATION AUTHORITY
      Proposition C
         Sales Tax Revenue Bonds, Second Series 1992A                         6.20%        07/01/04              3,000         3,051

    + LOS ANGELES STATE BUILDING AUTHORITY
      California Department of General Services
         Lease Revenue Refunding Bonds, Series 1993A                          5.63%        05/01/11             3,500          4,108

  (4) LOS ANGELES UNIFIED SCHOOL DISTRICT
      Election of 1997
         General Obligation Bonds, Series 2000D                               5.50%        07/01/10             4,000          4,685

      NORTHERN CALIFORNIA POWER AGENCY
      Geothermal Project No. 3
         Revenue Refunding Bonds, Series 1993A                                5.60%        07/01/06             2,000          2,205

      OAKLAND
      Oakland Museum
   o+   Refunding Bonds, Series 2002A                                         5.00%        04/01/10             2,015          2,310
   o+   Refunding Bonds, Series 2002A                                         5.00%        04/01/11             1,460          1,673

    + OCEANSIDE COMMUNITY DEVELOPMENT COMMISSION
      Vista del Ora Apartments
         Multi-Family Rental Housing Revenue Refunding Bonds,
         Series 2001A                                                         4.45%        04/01/31             1,250          1,330

   o+ ORANGE COUNTY
         Recovery Series 1996A                                                6.00%        07/01/08             3,000          3,502

    + PORT OF OAKLAND
         Revenue Bonds, Series 2000K                                          5.50%        11/01/08             3,000          3,422

    + RANCHO WATER DISTRICT FINANCING AUTHORITY
         Refunding Revenue Bonds, Series 1995                                 5.88%        11/01/10             1,500          1,648

    + REDDING JOINT POWERS FINANCING AUTHORITY
         Electric System Revenue Bonds, Series 1996A                          5.50%        06/01/11             2,000          2,223

      RIVERSIDE
      Capital Improvement Projects
   o+    Series 2003                                                          5.00%        09/01/14             1,470          1,658
   o+    Series 2003                                                          5.00%        09/01/15             1,545          1,731

    + RIVERSIDE COUNTY ASSET LEASING CORP.
      County of Riverside Hospital Project
         Leasehold Revenue Bonds, Series 2003A                                5.00%        06/01/09             2,555          2,887

      SACRAMENTO FINANCE AUTHORITY
         Revenue Refunding Bonds, Series 2002                                 4.50%        07/01/08             2,865          3,136

    + SAN BERNARDINO
      Alta Park/Mountain Vista Apartments
         Multi-Family Housing Refunding Revenue Bonds,
         Series 2001A                                                         4.45%        05/01/31             1,300          1,370

      SAN FRANCISCO AIRPORTS COMMISSION
      San Francisco International Airport
    +    Second Series Revenue Bonds, Issue 15A                               5.50%        05/01/09             2,000          2,262
    +    Second Series Revenue Bonds, Issue 22                                5.25%        05/01/11             3,065          3,421

      SAN FRANCISCO BAY AREA TRANSIT FINANCING AUTHORITY
         Bridge Toll Notes, Series 1999                                       5.00%        02/01/07               500            544


                                                         See financial notes. 37

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND

PORTFOLIO HOLDINGS continued

      ISSUER
      PROJECT                                                                              MATURITY        FACE AMOUNT      VALUE
         TYPE OF SECURITY, SERIES                                             RATE           DATE          ($ x 1,000)   ($ x 1,000)
      SAN FRANCISCO STATE UNIVERSITY FOUNDATION, INC.
      Auxiliary Organization
         Student Housing Revenue Bonds, Series 1999                           4.30%        07/01/05                540           560
         Student Housing Revenue Bonds, Series 1999                           5.00%        07/01/08                400           442

    + SAN JOSE
         Airport Revenue Refunding Bonds, Series 2002B                        5.00%        03/01/11              2,625         2,942

 +(3) SAN JOSE REDEVELOPMENT AGENCY
      Merged Area Redevelopment Project
         Tax Allocation Bonds, Series 2002                                    4.00%        08/01/10              5,000         5,442

    + SANTA CLARA
         Insurance Funding Bonds, Series 1987                                 3.25%        04/01/12              4,000         4,097

      SANTA CLARA COUNTY FINANCING AUTHORITY
 (10) Measure B Transportation Improvement Program
         Special Obligation Bonds, Series 2003                                4.00%        08/01/05              4,000         4,157
    + Multi-Facilities Projects
         Lease Revenue Bonds, Series 2000B                                    5.50%        05/15/05              3,290         3,463
    + VMC Facility Replacement Project
         Lease Revenue Bonds, Series 1994A                                    7.75%        11/15/10              1,000         1,311

    + TEMECULA VALLEY UNIFIED SCHOOL DISTRICT
         General Obligation Refunding Bonds, Series 2004                      6.00%        08/01/07              1,000         1,148

      VERNON
      Malburg Generating Station Project
         Electric System Revenue Bonds, Series 2003C                          5.00%        04/01/11              1,320         1,422
         Electric System Revenue Bonds, Series 2003C                          5.25%        04/01/15              1,905         2,023
                                                                                                                             -------
                                                                                                                             160,232
      PUERTO RICO 3.9%

    + PUERTO RICO AQUEDUCT & SEWERAGE AUTHORITY
         Refunding Bonds, Series 1995                                         6.00%        07/01/06              3,000         3,318

    + PUERTO RICO ELECTRIC POWER AUTHORITY
         Power Revenue Refunding Bonds, Series 1997CC                         5.50%        07/01/08              3,000         3,393
                                                                                                                             -------
                                                                                                                               6,711
      VARIABLE RATE OBLIGATIONS 6.1%
      ------------------------------------------------------------------------------------------------------------------------------

      CALIFORNIA 6.1%

    + CALIFORNIA DEPARTMENT OF WATER RESOURCES
         Power Supply Revenue Bonds, Series 2002B,
         Subseries B-2                                                        0.96%        03/01/04              2,100         2,100

  o~+ FONTANA UNIFIED SCHOOL DISTRICT
         School Facility Bridge Funding Program
         Series 2004B                                                         3.00%        09/01/05              1,250         1,283

    + IRVINE RANCH WATER DISTRICT
         Consolidated General Obligation Bonds, Series 1993                   0.98%        03/01/04                500           500

   o+ LOS ANGELES
      American Academy of Dramatic Arts
         Series 2000A                                                         4.70%        11/01/05              1,300         1,364


38 See financial notes.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND

      ISSUER
      PROJECT                                                                              MATURITY        FACE AMOUNT      VALUE
         TYPE OF SECURITY, SERIES                                             RATE           DATE          ($ x 1,000)   ($ x 1,000)
      ORANGE COUNTY SANITATION DISTRICT
   o~    Refunding Bonds, Series 2000A                                        0.98%        03/01/04                700           700
   o~    Refunding Bonds, Series 2000B                                        0.98%        03/01/04                600           600
 ~(7) SOUTHERN CALIFORNIA METROPOLITAN WATER DISTRICT
         Waterworks Revenue Bonds, Series 2000B-1                             0.98%        03/01/04              4,200         4,200
                                                                                                                             -------
                                                                                                                              10,747


                                                                                                                            VALUE
    SECURITY AND NUMBER OF SHARES                                                                                        ($ x 1,000)
    OTHER INVESTMENT COMPANIES 0.0% of net assets

    PROVIDENT INSTITUTIONAL FUNDS --
    CALIFORNIA MONEY FUND PORTFOLIO 2,967                                                                                          3

END OF INVESTMENTS. For totals, please see the first page of holdings for this fund.


                                                         See financial notes. 39

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND

Statement of
ASSETS AND LIABILITIES
As of February 29, 2004; unaudited. All numbers are x 1,000 except NAV.

ASSETS
---------------------------------------------------------------------------------
Investments, at value                                                   $177,693 a
Receivables:
   Fund shares sold                                                          317
   Interest                                                                1,943
Prepaid expenses                                                     +         2
                                                                     ------------
TOTAL ASSETS                                                             179,955

LIABILITIES
---------------------------------------------------------------------------------
Payables:
   Dividends to shareholders                                                 114
   Investment bought                                                       5,285
   Investment adviser and administrator fees                                   4
   Transfer agent and shareholder service fees                                 4
Accrued expenses                                                     +        30
                                                                     ------------
TOTAL LIABILITIES                                                          5,437

NET ASSETS
---------------------------------------------------------------------------------
TOTAL ASSETS                                                             179,955
TOTAL LIABILITIES                                                    -     5,437
                                                                     ------------
NET ASSETS                                                              $174,518

NET ASSETS BY SOURCE
Capital received from investors                                          166,270
Net investment income not yet distributed                                     28
Net realized capital losses                                                 (188)
Net unrealized capital gains                                               8,408

NET ASSET VALUE (NAV)
                SHARES
NET ASSETS  /   OUTSTANDING      =       NAV
$174,518        16,185                   $10.78

  Unless stated, all numbers are x 1,000.

a The amortized cost of the fund's securities was $169,285. Not counting short-term obligations, the fund's security transactions during the period were:

     Purchases            $14,896
     Sales/maturities     $16,225

  The fund's total security transactions with other SchwabFunds during the period were $24,637.

FEDERAL TAX DATA
-------------------------------------------------------
PORTFOLIO COST                                $169,257

NET UNREALIZED GAINS AND LOSSES:
Gains                                           $8,449
Losses                                      +      (13)
                                            -----------
                                                $8,436
AS OF AUGUST 31, 2003:

UNDISTRIBUTED EARNINGS:
Tax-exempt income                                 $458
Long-term capital gains                            $--

CAPITAL LOSS UTILIZED                             $141

UNUSED CAPITAL LOSSES:
Expires 08/31 of:
   2004                                           $197
   2008                                     +       27
                                            -----------
                                                  $224

DEFERRED CAPITAL LOSSES                             $5


40 See financial notes.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND

Statement of
OPERATIONS
For September 1, 2003 through February 29, 2004; unaudited. All numbers are x 1,000.

INVESTMENT INCOME
---------------------------------------------------------------------------------
Interest                                                                  $3,049

NET REALIZED GAINS AND LOSSES
---------------------------------------------------------------------------------
Net realized gains on investments sold                                        41

NET UNREALIZED GAINS AND LOSSES
---------------------------------------------------------------------------------
Net unrealized gains on investments                                        3,368

EXPENSES
---------------------------------------------------------------------------------
Investment adviser and administrator fees                                    256 a
Transfer agent and shareholder service fees                                  213 b
Trustees' fees                                                                 4 c
Custodian and portfolio accounting fees                                        8
Professional fees                                                             15
Registration                                                                   1
Shareholder reports                                                           15
Other expenses                                                     +           7
                                                                   --------------
TOTAL EXPENSES                                                               519 d

INCREASE IN NET ASSETS FROM OPERATIONS
---------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                    3,049
TOTAL EXPENSES                                                     -         519
                                                                   --------------
NET INVESTMENT INCOME                                                      2,530
NET REALIZED GAINS                                                            41 e
NET UNREALIZED GAINS                                               +       3,368 e
                                                                   --------------
INCREASE IN NET ASSETS FROM OPERATIONS                                    $5,939

  Unless stated, all numbers are x 1,000.

a Calculated as a percentage of average daily net assets: 0.30% of the first
  $500 million and 0.22% of assets beyond that.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets. These fees are paid to Charles Schwab & Co.

c For the fund's independent trustees only.

d CSIM and Schwab have guaranteed that the net operating expenses (excluding interest, taxes and certain non-routine expenses) will not exceed 0.65% of the fund's average daily net assets through November 15, 2004.

e These add up to a net gain on investments of $3,409.


                                                         See financial notes. 41

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers are x 1,000. Figures for current period are unaudited.

OPERATIONS
------------------------------------------------------------------------------------
                                                   9/1/03-2/29/04    9/1/02-8/31/03
Net investment income                                      $2,530            $5,460
Net realized gains                                             41               136
Net unrealized gains or losses                     +        3,368            (1,823)
                                                   ---------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS                      5,939             3,773

DISTRIBUTIONS PAID
------------------------------------------------------------------------------------
Dividends from net investment income                       $2,527            $5,495

TRANSACTIONS IN FUND SHARES
------------------------------------------------------------------------------------
                                    9/1/03-2/29/04               9/1/02-8/31/03
                                   SHARES       VALUE         SHARES          VALUE
Shares sold                         2,308     $24,695          6,749        $72,161
Shares reinvested                     196       2,095            362          3,865
Shares redeemed                 +  (2,745)    (29,333)        (7,905)       (84,278)
                                ----------------------------------------------------
NET TRANSACTIONS IN FUND SHARES      (241)    ($2,543)          (794)       ($8,252)

SHARES OUTSTANDING AND NET ASSETS
------------------------------------------------------------------------------------
                                       9/1/03-2/29/04               9/1/02-8/31/03
                                   SHARES     NET ASSETS      SHARES     NET ASSETS
Beginning of period                16,426       $173,649      17,220       $183,623
Total increase or decrease      +    (241)           869        (794)        (9,974) a
                                ----------------------------------------------------
END OF PERIOD                      16,185       $174,518      16,426       $173,649 b

  Unless stated, all numbers are x 1,000.

a Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value from transactions in fund shares, minus distributions paid.

b Includes net investment income not yet distributed in the amount of $28 and $25 for the current and prior period, respectively.


42 See financial notes.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------------------------
                                                      9/1/03-    9/1/02-     9/1/01-    9/1/00-    9/1/99-    9/1/98-
                                                     2/29/04*    8/31/03     8/31/02    8/31/01    8/31/00    8/31/99
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                 11.45      11.69       11.63      11.06      10.82      11.52
                                                      ------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                0.25       0.49        0.53       0.55       0.55       0.54
   Net realized and unrealized gains or losses          0.49      (0.24)       0.05       0.57       0.24      (0.70)
                                                      ------------------------------------------------------------------------------
   Total income from investment operations              0.74       0.25        0.58       1.12       0.79      (0.16)
Less distributions:
   Dividends from net investment income                (0.25)     (0.49)      (0.52)     (0.55)     (0.55)     (0.54)
                                                      ------------------------------------------------------------------------------
Net asset value at end of period                       11.94      11.45       11.69      11.63      11.06      10.82
                                                      ------------------------------------------------------------------------------
Total return (%)                                        6.49 1     2.14        5.14      10.38       7.67      (1.57)

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                               0.61 2     0.58        0.49       0.49       0.50 3     0.49
   Gross operating expenses                             0.61 2     0.60        0.64       0.65       0.69       0.75
   Net investment income                                4.27 2     4.16        4.58       4.86       5.19       4.69
Portfolio turnover rate                                   14 1       29          34         37         36         55
Net assets, end of period ($ x 1,000,000)                195        194         238        215        179        202

* Unaudited.

1 Not annualized.

2 Annualized.

3 The ratio of net operating expenses would have been 0.49% if certain non-routine expenses (proxy fees) had not been included.


                                                         See financial notes. 43

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND

PORTFOLIO HOLDINGS as of February 29, 2004, unaudited

This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1)  Top ten holding

 +   Credit-enhanced security

 o   Certificate of participation

 =   Delayed-delivery security

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity shown is the later of the next interest rate change date or demand date.

                                                    COST              VALUE
HOLDINGS BY CATEGORY                              ($x1,000)         ($x1,000)
-----------------------------------------------------------------------------
 98.6%    MUNICIPAL BONDS                          179,451           192,816

  0.1%    OTHER INVESTMENT
          COMPANIES                                    184               184
-----------------------------------------------------------------------------
 98.7%    TOTAL INVESTMENTS                        179,635           193,000

  1.3%    OTHER ASSETS AND
          LIABILITIES                                                  2,454
-----------------------------------------------------------------------------
100.0%    NET ASSETS                                                 195,454

      ISSUER
      PROJECT                                                                   MATURITY      FACE AMOUNT         VALUE
         TYPE OF SECURITY, SERIES                                     RATE        DATE        ($ x 1,000)      ($ x 1,000)
      MUNICIPAL BONDS 98.6% of net assets

      FIXED-RATE OBLIGATIONS 94.3%
      --------------------------------------------------------------------------------------------------------------------

      CALIFORNIA 94.3%

    + ALAMEDA CORRIDOR TRANSPORTATION AUTHORITY
         Senior Lien Revenue Bonds, Series 1999A                      5.13%     10/01/16            1,170            1,292

   o+ ALAMEDA COUNTY
      Alameda Medical Center Project
         Series 1998                                                  5.38%     06/01/18            3,400            3,749

 +(3) ANAHEIM PUBLIC FINANCING AUTHORITY
      Public Improvements Project
         Senior Lease Revenue Bonds, Series 1997A                     6.00%     09/01/24            5,000            6,012

      ASSOCIATION OF BAY AREA GOVERNMENTS
    + Brandeis Hillel Day School Project
         Revenue Bonds, Series 2001                                   3.75%     08/01/31            1,700            1,777
    o Lytton Gardens, Inc.
         Insured Revenue Bonds, Series 1999                           6.00%     02/15/30            3,000            3,195
    + Redevelopment Agency Pool
      Tax Allocation Revenue Bonds, Series 1997A-6                    5.25%     12/15/17            1,200            1,329
      Schools of Sacred Heart - San Francisco
         Revenue Bonds, Series 2000A                                  6.45%     06/01/30            1,500            1,616

    + BREA OLINDA UNIFIED SCHOOL DISTRICT
      Election of 1999
         General Obligation Bonds, Series 1999A                       5.60%     08/01/20            1,000            1,141

      BURBANK PUBLIC FINANCE AUTHORITY
      Golden State Redevelopment Project
    +    Revenue Bonds, Series 2003A                                  5.25%     12/01/17            2,825            3,208
    +    Revenue Bonds, Series 2003A                                  5.25%     12/01/18            2,175            2,449


44 See financial notes.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND

      ISSUER
      PROJECT                                                                   MATURITY      FACE AMOUNT         VALUE
         TYPE OF SECURITY, SERIES                                     RATE        DATE        ($ x 1,000)      ($ x 1,000)
      CALIFORNIA DEPARTMENT OF WATER RESOURCES
         Power Supply Revenue Bonds, Series 2002A                     5.75%      5/01/17            3,000            3,395

      CALIFORNIA EDUCATIONAL FACILITIES AUTHORITY
      College of Arts & Crafts
         Revenue Bonds, Series 2001                                   5.75%      6/01/25            1,800            1,886
      Pepperdine University
         Revenue Bonds, Series 2000                                   5.75%      9/15/30            3,000            3,310

      CALIFORNIA HEALTH FACILITIES FINANCING AUTHORITY
      Cedars-Sinai Medical Center
         Revenue Bonds, Series 1999A                                  6.13%      2/01/19            2,750            2,989
 +(4) Children's Hospital - San Diego
         Insured Hospital Revenue Refunding Bonds, Series 1996        5.38%      7/01/16            5,180            5,627

      CALIFORNIA HOUSING FINANCE AGENCY
    +    Home Mortgage Revenue Bonds, Series 1995L                    5.90%      8/01/17              425              442
         Multi-Unit Rental Housing Revenue Bonds II,
         Series 1992B                                                 6.70%      8/01/15            1,000            1,007

      CALIFORNIA INFRASTRUCTURE & ECONOMIC DEVELOPMENT BANK
      The J. David Gladstone Institution Project
         Revenue Bonds, Series 2001                                   5.50%      0/01/19            1,250            1,371

  (5) CALIFORNIA PUBLIC WORKS BOARD DEPARTMENT OF CORRECTIONS
         Lease Revenue Bonds, Series 2003C                            5.50%      6/01/17            5,000            5,473

      CALIFORNIA STATE
         General Obligation Bonds, Series 2000                        5.63%      5/01/18            1,000            1,090
         Various Purpose General Obligation Bonds                     5.25%      1/01/17            4,000            4,298
 +(7) Department of Veterans Affairs
         Home Purchase Revenue Bonds, Series 2002A                    5.30%      2/01/21            5,000            5,284

      CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY
    o Cedars-Sinai Medical Center
         Hospital Revenue, Series 1992                                6.50%      8/01/15              365              370
      Kaiser Permanente Project
         Revenue Bonds, Series 2002D                                  4.35%      3/01/07            2,000            2,108
    + Sunnyside/Vermont Project
         FHA Insured GNMA Collateralized Revenue Bonds,
         Series 2001A                                                 7.00%      4/20/36            4,000            4,631
 o(9) The Internext Group
         Series 1999                                                  5.38%      4/01/17            5,000            5,116

    o CALIFORNIA TRANSIT FINANCE CORP.
      Sacramento Regional Transit District
         Series 1992A                                                 6.38%      3/01/05              250              250

    + COLTON PUBLIC FINANCE AUTHORITY
         Special Tax Revenue Bonds, Series 1996                       5.45%      9/01/19            3,020            3,291

  (8) CONTRA COSTA COUNTY, PUBLIC FINANCING AUTHORITY
      Multiple Project Areas
         Tax Allocation Revenue Bonds, Series 2003A                   5.63%      8/01/33            5,000            5,202

      EAST BAY MUNICIPAL UTILITY DISTRICT
      Water System
         Subordinate Revenue Bonds, Series 1998                       5.25%      6/01/19            2,600            2,827

   o+ ESCONDIDO
         Revenue Bonds, Series 2000A                                  6.00%      9/01/31            1,975            2,287


                                                         See financial notes. 45

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND

PORTFOLIO HOLDINGS continued

      ISSUER
      PROJECT                                                                    MATURITY      FACE AMOUNT         VALUE
         TYPE OF SECURITY, SERIES                                      RATE        DATE        ($ x 1,000)      ($ x 1,000)
      FONTANA REDEVELOPMENT AGENCY
      Jurupa Hills Redevelopment Project
         Tax Allocation Refunding Bonds, Series 1997A                  5.50%     10/01/19            3,500            3,715

 +(6) FOOTHILL-EASTERN TRANSPORTATION CORRIDOR AGENCY
         Toll Road Revenue Refunding Bonds, Series 1999                5.13%     01/15/19            5,000            5,427

    + HUNTINGTON BEACH
      Capital Improvement Financing Project
         Lease Revenue Bonds, Series 2000A                             5.50%     09/01/20            1,500            1,692

    + INGLEWOOD REDEVELOPMENT AGENCY
      Merged Redevelopment Project
         Tax Allocation Revenue Refunding Bonds, Series 1998A          5.25%     05/01/16            1,000            1,156

    + LOS ANGELES MUNICIPAL IMPROVEMENT CORP.
      City of Los Angeles Central Library Project
         Leasehold Revenue Refunding Bonds, Series 2003A               5.25%     06/01/13            3,730            4,351

    + LYNWOOD PUBLIC FINANCING AUTHORITY
      Public Capital Improvement Project
         Lease Revenue Refunding Bonds, Series 2003                    5.00%     09/01/18            1,000            1,099

      OAKLAND JOINT POWER FINANCING AUTHORITY
         Reassessment Revenue Bonds, Series 1999                       5.50%     09/02/24              990            1,068

    + OAKLAND REDEVELOPMENT AGENCY
      Central District Redevelopment Project
         Subordinated Tax Allocation Bonds, Series 2003                5.50%     09/01/14            1,615            1,868

   o+ ORANGE COUNTY
         Recovery, Series 1996A                                        5.70%     07/01/10            1,450            1,626

    + PORT OF OAKLAND
         Revenue Bonds, Series 2000K                                   5.75%     11/01/29            3,500            3,821

      RIVERSIDE COUNTY PUBLIC FINANCE AUTHORITY
      Riverside County Redevelopment Projects
         Tax Allocation Revenue Bonds, Series 1997A                    5.63%     10/01/33            4,905            5,073

      SACRAMENTO CITY FINANCE AUTHORITY
    + California EPA Building Project
         Lease Revenue Bonds, Series 1998A                             5.25%     05/01/19            1,575            1,756
    + City Hall & Redevelopment Projects
         Revenue Bonds, Series 2002A                                   5.38%     12/01/20            2,875            3,232
    + Solid Waste & Redevelopment Projects
         Capital Improvement Revenue Bonds, Series 1999                5.88%     12/01/29            3,000            3,442

      SACRAMENTO COUNTY SANITATION DISTRICT
         Revenue Bonds, Series 2000A                                   5.88%     12/01/27            1,000            1,071

    + SALINAS VALLEY SOLID WASTE AUTHORITY
         Revenue Bonds, Series 2002                                    5.13%     08/01/22            2,210            2,342

      SAN DIEGO REDEVELOPMENT AGENCY
      Horton Plaza Redevelopment Project
         Subordinate Tax Allocation Bonds, Series 2000                 5.80%     11/01/21            2,500            2,705

    + SAN DIEGO UNIFIED SCHOOL DISTRICT
      Election of 1998
         General Obligation Bonds, Series 2001C                        5.00%     07/01/18            1,730            1,900


46 See financial notes.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND

      ISSUER
      PROJECT                                                                    MATURITY      FACE AMOUNT         VALUE
         TYPE OF SECURITY, SERIES                                      RATE        DATE        ($ x 1,000)      ($ x 1,000)
      SAN FRANCISCO AIRPORTS COMMISSION
    + San Francisco International Airport
    +    Second Series Revenue Bonds, Issue 11                         6.20%     05/01/05            2,000            2,138
    +    Second Series Revenue Bonds, Issue 12B                        5.63%     05/01/21            2,000            2,174
    +    Second Series Revenue Bonds, Issue 22                         5.00%     05/01/19            2,000            2,117
    +    Second Series Revenue Bonds, Issue 30                         5.00%     05/01/17            2,000            2,198

      SAN FRANCISCO BAY AREA RAPID TRANSIT
    +    Sales Tax Revenue Bonds, Series 1999                          5.50%     07/01/26            1,000            1,109
    +    Sales Tax Revenue Bonds, Series 1999                          5.50%     07/01/34            2,500            2,758

      SAN FRANCISCO STATE UNIVERSITY
      Auxilary Organization
         Student Housing Revenue Bonds, Series 1999                    5.20%     07/01/19            1,150            1,219

    + SAN LUIS OBISPO COUNTY FINANCE AUTHORITY
      Lopez Dam Improvement
         Revenue Bonds, Series 2000A                                   5.38%     08/01/24            1,000            1,086

 +(1) SANTA ANA UNIFIED SCHOOL DISTRICT
      Election of 1999
         General Obligation Bonds, Series 2000                         5.70%     08/01/29            6,000            6,600

    + SANTA CLARA COUNTY FINANCING AUTHORITY
      VMC Facility Replacement Project
         Lease Revenue Bonds, Series 1994A                             7.75%     11/15/10            1,460            1,914

    + SANTA CLARA REDEVELOPMENT AGENCY
      Bayshore North Project
         Tax Allocation Revenue Refunding Bonds                        7.00%     07/01/10            1,500            1,801

    + SHASTA UNION HIGH SCHOOL DISTRICT
         General Obligation Bonds, Series 2002                         5.25%     08/01/19            1,360            1,515

    + SOUTH ORANGE COUNTY PUBLIC FINANCING AUTHORITY
         Special Tax Revenue Bonds, Series 1999A                       5.25%     08/15/18            3,095            3,461

  (2) STOCKTON COMMUNITY FACILITIES DISTRICT
      Mello Roos Community Facilities District No.1 Weston Ranch
         Special Tax Revenue Bonds, Series 1998A                       5.80%     09/01/14            5,875            6,137

    + TAFT CITY ELEMENTARY SCHOOL DISTRICT
      Election of 2001
         General Obligation Bonds, Series 2001A                        4.90%     08/01/20            1,080            1,151

    + TRI CITY HOSPITAL DISTRICT
         Insured Revenue Refunding Bonds, Series 1996A                 5.63%     02/15/17            1,000            1,092

    + TRUCKEE PUBLIC FINANCING AUTHORITY
         Lease Revenue Bonds, Series 2000A                             5.88%     11/01/25            1,490            1,697

    + UNIVERSITY OF CALIFORNIA
      UC Davis Medical Center
         Hospital Revenue Bonds, Series 1996                           5.75%     07/01/06              500              558

    + VALLEJO
      Water Improvement Project
         Revenue Refunding Bonds, Series 1996A                         5.70%     05/01/16            2,000            2,222

      WEST BASIN WATER DISTRICT
   o+    Revenue Refunding Bonds, Series 2003A                         5.25%     08/01/14            2,500            2,878
   o+ 1992 Projects
         Revenue Refunding Bonds, Series 1997A                         5.50%     08/01/22            1,000            1,096


                                                         See financial notes. 47

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND

PORTFOLIO HOLDINGS continued

      ISSUER
      PROJECT                                                                   MATURITY      FACE AMOUNT         VALUE
         TYPE OF SECURITY, SERIES                                     RATE        DATE        ($ x 1,000)      ($ x 1,000)
      WHITTIER
      Presbyterian Intercommunity Hospital
        Revenue Bonds, Series 2002                                    5.60%     06/01/22            2,000            2,079
                                                                                                                   -------
                                                                                                                   184,366
      VARIABLE RATE OBLIGATIONS 4.3%
      --------------------------------------------------------------------------------------------------------------------

      CALIFORNIA 4.3%

    + CALIFORNIA STATE
         General Obligation Bonds, Series 2003A-2                     0.97%     03/01/04            3,150            3,150

    + IRVINE ASSESSMENT DISTRICT
         Limited Obligation Improvement Bonds Adjustable Rate Series  0.97%     03/01/04              200              200

~(10) ORANGE COUNTY SANITATION DISTRICT
         Refunding Bonds, Series 2000A                                0.98%     03/01/04            5,100            5,100
                                                                                                                   -------
                                                                                                                     8,450

                                                                                                                  VALUE
      SECURITY AND NUMBER OF SHARES                                                                            ($ x 1,000)
      OTHER INVESTMENT COMPANIES 0.1% of net assets

      PROVIDENT INSTITUTIONAL FUNDS --
      CALIFORNIA MONEY FUND PORTFOLIO  183,667                                                                         184


END OF INVESTMENTS. For totals, please see the first page of holdings for this fund.


48 See financial notes.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND

Statement of
ASSETS AND LIABILITIES
As of February 29, 2004; unaudited. All numbers are x 1,000 except NAV.

ASSETS
---------------------------------------------------------------------------------
Investments, at value                                                   $193,000 a
Receivables:
   Fund shares sold                                                          210
   Interest                                                                2,557
Prepaid expenses                                                    +          3
                                                                    ------------
TOTAL ASSETS                                                             195,770

LIABILITIES
---------------------------------------------------------------------------------
Payables:
   Fund shares redeemed                                                       27
   Dividends to shareholders                                                 246
   Investment adviser and administrator fees                                   5
   Transfer agent and shareholder service fees                                 4
Accrued expenses                                                    +         34
                                                                    -------------
TOTAL LIABILITIES                                                            316

NET ASSETS
---------------------------------------------------------------------------------
TOTAL ASSETS                                                             195,770
TOTAL LIABILITIES                                                   -        316
                                                                    -------------
NET ASSETS                                                              $195,454

NET ASSETS BY SOURCE
Capital received from investors                                          181,218
Net investment income not yet distributed                                    204
Net realized capital gains                                                   667
Net unrealized capital gains                                              13,365

NET ASSET VALUE (NAV)
                     SHARES
NET ASSETS  /   OUTSTANDING      =          NAV
$195,454             16,367              $11.94

  Unless stated, all numbers are x 1,000.

a The amortized cost of the fund's securities was $179,635. Not counting short-term obligations, the fund's security transactions during the period were:

     Purchases            $25,420
     Sales/maturities     $42,094

  The fund's total security transactions with other SchwabFunds during the period were $38,090.

FEDERAL TAX DATA
-------------------------------------------------------
PORTFOLIO COST                                $179,431

NET UNREALIZED GAINS AND LOSSES:
Gains                                          $13,587
Losses                                    +        (18)
                                          -------------
                                               $13,569

AS OF AUGUST 31, 2003:

UNDISTRIBUTED EARNINGS:
Tax-exempt income                                 $781
Long-term capital gains                            $--

CAPITAL LOSS UTILIZED                           $1,073

UNUSED CAPITAL LOSSES:
Expires 08/31 of:
  2009                                            $115


                                                         See financial notes. 49

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND

Statement of
OPERATIONS
For September 1, 2003 through February 29, 2004; unaudited. All numbers are x 1,000.

INVESTMENT INCOME
---------------------------------------------------------------------------------
Interest                                                                  $4,676

NET REALIZED GAINS AND LOSSES
---------------------------------------------------------------------------------
Net realized gains on investments sold                                       782

NET UNREALIZED GAINS AND LOSSES
---------------------------------------------------------------------------------
Net unrealized gains on investments                                        7,302

EXPENSES
---------------------------------------------------------------------------------
Investment adviser and administrator fees                                    288 a
Transfer agent and shareholder service fees                                  240 b
Trustees' fees                                                                 5 c
Custodian and portfolio accounting fees                                        9
Professional fees                                                             15
Registration fees                                                              1
Shareholder reports                                                           17
Other expenses                                                      +          9
                                                                    -------------
TOTAL EXPENSES                                                               584

INCREASE IN NET ASSETS FROM OPERATIONS
---------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                    4,676
TOTAL EXPENSES                                                      -        584
                                                                    -------------
NET INVESTMENT INCOME                                                      4,092
NET REALIZED GAINS                                                           782 d
NET UNREALIZED GAINS                                                +      7,302 d
                                                                    -------------
INCREASE IN NET ASSETS FROM OPERATIONS                                   $12,176

  Unless stated, all numbers are x 1,000.

a Calculated as a percentage of average daily net assets: 0.30% of the first
  $500 million and 0.22% of assets beyond that.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets. These fees are paid to Charles Schwab & Co.

c For the fund's independent trustees only.

d These add up to a net gain on investments of $8,084.


50 See financial notes.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers are x 1,000. Figures for current period are unaudited.

OPERATIONS
---------------------------------------------------------------------------------
                                                9/1/03-2/29/04    9/1/02-8/31/03
Net investment income                                   $4,092            $9,455
Net realized gains                                         782             1,036
Net unrealized gains or losses                  +        7,302            (5,190)
                                                --------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS                  12,176             5,301

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
Dividends from net investment income                    $4,062            $9,540

TRANSACTIONS IN FUND SHARES
---------------------------------------------------------------------------------
                                 9/1/03-2/29/04               9/1/02-8/31/03
                                SHARES       VALUE         SHARES          VALUE
Shares sold                      1,252     $14,708          3,343        $39,473
Shares reinvested                  250       2,924            500          5,879
Shares redeemed              +  (2,041)    (23,884)        (7,268)       (85,134)
                             ---------------------------------------------------
NET TRANSACTIONS IN FUND SHARES   (539)    ($6,252)        (3,425)      ($39,782)

SHARES OUTSTANDING AND NET ASSETS
---------------------------------------------------------------------------------
                                 9/1/03-2/29/04               9/1/02-8/31/03
                                SHARES     NET ASSETS      SHARES     NET ASSETS
Beginning of period             16,906       $193,592      20,331       $237,613
Total increase or
decrease                     +    (539)         1,862      (3,425)       (44,021) a
                             ----------------------------------------------------
END OF PERIOD                   16,367       $195,454      16,906       $193,592 b

  Unless stated, all numbers are x 1,000.

a Figures for shares represent shares sold plus shares reinvested minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value from transactions in fund shares, minus distributions paid.

b Includes net investment income not yet distributed in the amount of $204 and $174 for the current and prior period, respectively.


                                                         See financial notes. 51

SCHWAB TAX-FREE BOND FUNDS

FINANCIAL NOTES unaudited

BUSINESS STRUCTURE OF THE FUNDS

EACH OF THE FUNDS DISCUSSED IN THIS REPORT IS A SERIES OF SCHWAB INVESTMENTS, A NO-LOAD, OPEN-END MANAGEMENT INVESTMENT COMPANY. The company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended. The sidebar shows the funds in this report and their trust.

THE FUNDS OFFER ONE SHARE CLASS. Shares are bought and sold at net asset value, or NAV, which is the price for all outstanding shares. Each share has a par value of 1/1,000 of a cent, and the trustees may issue as many shares as necessary.

FUND OPERATIONS

Most of the funds' investments are described in the fund-by-fund sections earlier in this report. However, there are certain other investments and policies that may affect a fund's financials, as described below. Other policies concerning the funds' business operations also are described here.

THE TRUST AND ITS FUNDS

This list shows all of the funds included in Schwab Investments. The funds discussed in this report are highlighted.

SCHWAB INVESTMENTS organized October 26, 1990
   Schwab 1000 Fund
   Schwab YieldPlus Fund
   Schwab Short-Term Bond Market Fund
   Schwab Total Bond Market Fund
   Schwab GNMA Fund
   Schwab Short/Intermediate Tax-Free Bond Fund
   Schwab Long-Term Tax-Free Bond Fund
   Schwab California Short/Intermediate
     Tax-Free Bond Fund
   Schwab California Long-Term Tax-Free Bond Fund

THE FUNDS DECLARE DIVIDENDS EVERY DAY THEY ARE OPEN FOR BUSINESS. These dividends, which are substantially equal to a fund's net investment income for that day, are paid out to shareholders once a month. The funds may make distributions from any net realized capital gains once a year.

THE FUNDS MAY BUY SECURITIES ON A DELAYED-DELIVERY BASIS. In these transactions, a fund agrees to buy a security for a stated price, with settlement generally occurring within two weeks. If the security's value falls before settlement occurs, a fund could end up paying more for the security than its market value at the time of settlement. The funds have set aside sufficient securities as collateral for those securities bought on a delayed-delivery basis.

THE FUNDS PAY FEES TO AFFILIATES OF THE INVESTMENT ADVISOR FOR VARIOUS SERVICES. Through their trust, the funds have agreements with Charles Schwab Investment Management, Inc. (CSIM) to provide investment advisory and administrative services and with Charles Schwab & Co., Inc. (Schwab) to provide transfer agent and shareholder services.

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the funds that may limit the total expenses charged. The rates and limitations for these fees vary from fund to fund, and are described in each fund's Statement of Operations.

THE FUNDS MAY ENGAGE IN CERTAIN TRANSACTIONS INVOLVING AFFILIATES. The funds may make direct transactions with certain other SchwabFunds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers.

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions within the Schwab Funds(R). All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of

SCHWAB TAX-FREE BOND FUNDS

the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the SchwabFunds(R).

TRUSTEES MAY INCLUDE PEOPLE WHO ARE OFFICERS AND/OR DIRECTORS OF THE INVESTMENT ADVISER OR SCHWAB. Federal securities law limits the percentage of such "interested persons" who may serve on a trust's board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund's Statement of Operations.

THE FUNDS MAY BORROW MONEY FROM BANKS AND CUSTODIANS. The funds may obtain temporary bank loans through the trusts to which they belong, to use for meeting shareholder redemptions or for extraordinary or emergency purposes. The trusts have custodian overdraft facilities and line of credit arrangements of $150 million and $100 million with PNC Bank, N.A. and Bank of America, N.A., respectively. The funds pay interest on the amounts they borrow at rates that are negotiated periodically.

THE FUNDS INTEND TO MEET FEDERAL INCOME AND EXCISE TAX REQUIREMENTS FOR REGULATED INVESTMENT COMPANIES. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains (if any) to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

UNDER THE FUNDS' ORGANIZATIONAL DOCUMENTS, THE OFFICERS AND TRUSTEES ARE INDEMNIFIED AGAINST CERTAIN LIABILITY ARISING OUT OF THE PERFORMANCE OF THEIR DUTIES TO THE FUNDS. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

ACCOUNTING POLICIES

The following are the main policies the funds use in preparing their financial statements.

THE FUNDS VALUE THE SECURITIES IN THEIR PORTFOLIOS EVERY BUSINESS DAY. The funds use the following policies to value various types of securities:

   BONDS AND NOTES: valued at halfway between the most recent bid and asked quotes or, if such quotes are unavailable, at prices for securities of comparable maturity, credit quality and type. Valuations for bonds and notes are provided by an independent bond-pricing service.

   SECURITIES FOR WHICH NO QUOTED VALUE IS AVAILABLE, INCLUDING RESTRICTED
   SECURITIES: valued at fair value, as determined in good faith by the fund's investment adviser using guidelines adopted by the fund's Board of Trustees.

   SHORT-TERM SECURITIES (60 DAYS OR LESS TO MATURITY): valued at amortized cost.

SECURITY TRANSACTIONS are recorded as of the date the order to buy or sell the security is executed.

INTEREST INCOME is recorded as it accrues. If a fund bought a debt security at a discount (that is, for less than its face value) or a premium (more than face value), it amortizes the discount or premium from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security's call date and price, rather than the maturity date and price.

REALIZED GAINS AND LOSSES from security transactions are based on the identified costs of the securities involved.

SCHWAB TAX-FREE BOND FUNDS

EXPENSES that are specific to a fund or a class are charged directly to that fund or class. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their net assets.

EACH FUND MAINTAINS ITS OWN ACCOUNT FOR PURPOSES OF HOLDING ASSETS AND ACCOUNTING, and is considered a separate entity for tax purposes. Within its account, each fund also keeps certain assets in segregated accounts, as may be required by securities law.

THE ACCOUNTING POLICIES DESCRIBED ABOVE CONFORM WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It's possible that once the results are known, they may turn out to be different from these estimates.

SCHWAB TAX-FREE BOND FUNDS

FUND TRUSTEES

      A fund's Board of Trustees is responsible for protecting the interests of that fund's shareholders. The tables below give information about the people who serve as trustees and officers for the SchwabFunds(R), including the funds covered in this report. Trustees remain in office until they resign, retire or are removed by shareholder vote. 1

      Under the Investment Company Act of 1940, any officer, director, or employee of Schwab or CSIM is considered an "interested person," meaning that he or she is considered to have a business interest in Schwab or CSIM. These individuals are listed as "interested trustees." The "independent trustees" are individuals who, under the 1940 Act, are not considered to have a business interest in Schwab or CSIM.

      Each of the SchwabFunds(R) (of which there were 49 as of 2/29/04) belongs to one of these trusts: The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust or Schwab Annuity Portfolios. Currently all these trusts have the same trustees and officers. The address for all trustees and officers is 101 Montgomery Street, San Francisco, CA 94104. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

INDIVIDUALS WHO ARE INTERESTED TRUSTEES AND OFFICERS OF THE TRUST

                           TRUST POSITION(S);
NAME AND BIRTHDATE         TRUSTEE SINCE                MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
CHARLES R. SCHWAB 2        Chair, Trustee:              Chair, Director, The Charles Schwab Corp., Charles Schwab & Co., Inc.
7/29/37                    Family of Funds, 1989;       Charles Schwab Investment Management, Inc., Charles Schwab
                           Investments, 1991;           Holdings (UK); CEO, Director, Charles Schwab Holdings, Inc.; Chair,
                           Capital Trust, 1993;         CEO Schwab (SIS) Holdings, Inc. I, Schwab International Holdings, Inc.;
                           Annuity Portfolios,          Director, U.S. Trust Corp., United States Trust Co. of New York,
                           1994.                        The Gap, Inc. (clothing retailer), Siebel Systems (software), Xsign,
                                                        Inc. (electronic payment systems); Trustee, Stanford University. Until
                                                        2003: Co-CEO, The Charles Schwab Corp. Until 2002: Director, Audiobase,
                                                        Inc. (Internet audio solutions). Until 5/02: Director, Vodaphone
                                                        AirTouch PLC (telecommunications). Until 3/01: Director, The
                                                        Charles Schwab Trust Co. Until 1999: Director, Schwab Retirement Plan
                                                        Services, Inc., Mayer & Schweitzer, Inc. (securities brokerage subsidiary of The Charles Schwab Trust Co.), TrustMark, Inc.

1 The SchwabFunds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Holmes and Dorward will retire on December 31, 2007, and Messrs. Stephens and Wilsey will retire on December 31, 2010.

2 In addition to their positions with the investment adviser and the distributor, Ms. Lepore and Messrs. Schwab and Lyons, as well as some of Mr. Lyons's immediate family members, also own stock of The Charles Schwab Corporation.

SCHWAB TAX-FREE BOND FUNDS

INDIVIDUALS WHO ARE INTERESTED TRUSTEES BUT NOT OFFICERS OF THE TRUST

NAME AND BIRTHDATE      TRUSTEE SINCE              MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
-------------------------------------------------------------------------------------------------------------------------------
DAWN G. LEPORE 1        Trustee: 2003              Vice Chair, The Charles Schwab Corp.; Until 10/01: CIO, The
3/21/54                 (all trusts).              Charles Schwab Corporation. Until 1999: EVP, The Charles Schwab
                                                   Corporation. Director, Wal-Mart Stores, eBay, Inc.
-------------------------------------------------------------------------------------------------------------------------------
JEFFREY M. LYONS 1      Trustee: 2002              EVP, Asset Management Products and Services, Charles Schwab &
2/22/55                 (all trusts).              Co., Inc.; Trustee, Laudus Trust, Laudus Variable Insurance
                                                   Trust. Until 9/01: EVP, Mutual Funds, Charles Schwab & Co., Inc.

INDIVIDUALS WHO ARE OFFICERS OF THE TRUST BUT NOT TRUSTEES

NAME AND BIRTHDATE      TRUST OFFICE(S) HELD       MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
-------------------------------------------------------------------------------------------------------------------------------
RANDALL W. MERK         President, CEO             President, CEO, Charles Schwab Investment Management, Inc;
7/25/54                 (all trusts).              EVP, Charles Schwab & Co., Inc.; Director, Charles Schwab Worldwide
                                                   Funds PLC, Charles Schwab Asset Management (Ireland) Ltd. Until
                                                   9/02: President, CIO, American Century Investment Management;
                                                   Director, American Century Cos., Inc. Until 6/01: CIO, Fixed
                                                   Income, American Century Cos., Inc. Until 1997: SVP, Director, Fixed
                                                   Income and Quantitative Equity Portfolio Management, Twentieth Century
                                                   Investors, Inc.
-------------------------------------------------------------------------------------------------------------------------------
TAI-CHIN TUNG           Treasurer, Principal       SVP, CFO, Charles Schwab Investment Management, Inc.; SVP,
3/7/51                  Financial Officer          The Charles Schwab Trust Co.; Director, Charles Schwab Asset
                        (all trusts).              Management (Ireland) Ltd., Charles Schwab Worldwide Funds PLC.
-------------------------------------------------------------------------------------------------------------------------------
STEPHEN B. WARD         SVP, Chief Investment      SVP, Chief Investment Officer, Director, Charles Schwab Investment
4/5/55                  Officer                    Management, Inc.; CIO, The Charles Schwab Trust Co.
                        (all trusts).
-------------------------------------------------------------------------------------------------------------------------------
KOJI E. FELTON          Secretary                  SVP, Chief Counsel, Assistant Corporate Secretary, Charles Schwab
3/13/61                 (all trusts).              Investment Management, Inc. Until 6/98: Branch Chief in Enforcement,
                                                   U.S. Securities and Exchange Commission, San Francisco.

1 In addition to their positions with the investment adviser and the distributor, Ms. Lepore and Messrs. Schwab and Lyons, as well as some of Mr. Lyons's immediate family members, also own stock of The Charles Schwab Corporation.

SCHWAB TAX-FREE BOND FUNDS

INDIVIDUALS WHO ARE INDEPENDENT TRUSTEES

NAME AND BIRTHDATE      TRUSTEE SINCE              MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
-------------------------------------------------------------------------------------------------------------------------------
MARIANN BYERWALTER      2000 (all trusts).         Chair, JDN Corp. Advisory LLC; Trustee, Stanford University, America
8/13/60                                            First Cos., (venture capital/fund management), Redwood Trust, Inc.
                                                   (mortgage finance), Stanford Hospitals and Clinics, SRI International
                                                   (research), PMI Group, Inc. (mortgage insurance), Lucile Packard
                                                   Children's Hospital, Laudus Trust, Laudus Variable Insurance Trust.
                                                   2001: Special Advisor to the President, Stanford University. Until 2002:
                                                   Director, LookSmart, Ltd. (Internet infrastructure). Until 2001: VP,
                                                   Business Affairs, CFO, Stanford University.
-------------------------------------------------------------------------------------------------------------------------------
DONALD F. DORWARD       Family of Funds, 1989;     CEO, Dorward & Associates (corporate management, marketing and
9/23/31                 Investments, 1991;         communications consulting). Until 1999: EVP, Managing Director,
                        Capital Trust, 1993;       Grey Advertising.
                        Annuity Portfolios,
                        1994.
-------------------------------------------------------------------------------------------------------------------------------
WILLIAM A. HASLER       2000 (all trusts).         Co-CEO, Aphton Corp. (bio-pharmaceuticals). Trustee, Solectron Corp.
11/22/41                                           (manufacturing), Airlease Ltd. (aircraft leasing), Mission West
                                                   Properties (commercial real estate), Stratex Corp. (network equipment);
                                                   Public Governor, Laudus Trust, Laudus Variable Insurance Trust;
                                                   Member, executive committee, Pacific Stock & Options Exchange.
                                                   Until 2003: Trustee, Tenera, Inc. (services and software). Until 1998:
                                                   Dean, Haas School of Business, University of California, Berkeley.
-------------------------------------------------------------------------------------------------------------------------------
ROBERT G. HOLMES        Family of Funds, 1989;     Chair, CEO, Director, Semloh Financial, Inc. (international financial
5/15/31                 Investments, 1991;         services and investment advice).
                        Capital Trust, 1993;
                        Annuity Portfolios,
                        1994.
-------------------------------------------------------------------------------------------------------------------------------
GERALD B. SMITH         2000 (all trusts).         Chair, CEO, Founder, Smith Graham & Co. (investment advisors);
9/28/50                                            Trustee, Rorento N.V. (investments -- Netherlands), Cooper Industries
                                                   (electrical products, tools and hardware); Member, audit committee,
                                                   Northern Border Partners, L.P. (energy). Until 2002: Director, Pennzoil-
                                                   Quaker State Co. (oil and gas).
-------------------------------------------------------------------------------------------------------------------------------
DONALD R. STEPHENS      Family of Funds, 1989;     Managing Partner, D.R. Stephens & Co. (investments). Until 1996:
6/28/38                 Investments, 1991;         Chair, CEO, North American Trust (real estate investment trust).
                        Capital Trust, 1993;
                        Annuity Portfolios,
                        1994.
-------------------------------------------------------------------------------------------------------------------------------
MICHAEL W. WILSEY       Family of Funds, 1989;     Chair, CEO, Wilsey Bennett, Inc. (transportation, real estate
8/18/43                 Investments, 1991;         and investments).
                        Capital Trust, 1993;
                        Annuity Portfolios,
                        1994.

SCHWAB TAX-FREE BOND FUNDS

GLOSSARY

ALTERNATIVE MINIMUM TAX (AMT) A federal income tax designed to limit the extent to which high-income taxpayers (including individuals, estates, trusts and corporations) can benefit from certain deductions and exemptions. For example, some types of income that are exempt from regular federal income tax are not exempt from the AMT.

ASSET ALLOCATION The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

ASSET-BACKED SECURITIES Bond or other debt securities that represent ownership in a pool of debt obligations such as credit card debt.

ASSET CLASS A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

AVERAGE RATE The average rate of interest paid annually by the fixed-income securities in a fund or portfolio.

BOND A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the "coupon rate") until a specified date (the "maturity date"), at which time the issuer returns the money borrowed ("principal" or "face value") to the bondholder. Because of their structure, bonds are sometimes called "fixed-income securities" or "debt securities."

CALL An early repayment of a bond's principal by the issuer, usually done because the issuer is able to refinance its bond debt at a lower rate.

CALL PROTECTION A term used in reference to a bond that cannot be called by the issuer before maturity, or at least for many years from the present date. A bond that offers call protection can more reliably be expected to provide a given yield over a given number of years than a bond that could be called (assuming both bonds are of the same credit quality).

CAPITAL GAIN, CAPITAL LOSS The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still "on paper" and is considered unrealized.

CERTIFICATE OF PARTICIPATION A municipal bond that is repaid from an annual budget appropriation rather than being backed by the full faith and credit of the issuer.

COUPON, COUPON RATE The annual rate of interest paid until maturity by the issuer of a debt security.

CREDIT QUALITY The capacity of an issuer to make its interest and principal payments. See chart below.

CREDIT RISK The risk that a bond issuer may be unable to pay interest or principal to its bondholders.

DISCOUNT RATE The implied rate on a debt security that does not pay interest but is bought at a discount and redeemed at face value when it matures.

DIVIDEND Money from earnings that is distributed to shareholders as a given amount per share.

CREDIT RATINGS

MOST MAJOR BOND ISSUERS ARRANGE WITH A RECOGNIZED INDEPENDENT RATING ORGANIZATION, SUCH AS STANDARD & POOR'S (S&P) OR MOODY'S INVESTORS SERVICE, TO RATE THE CREDIT-WORTHINESS OF THEIR BONDS. THE SPECTRUM OF THESE RATINGS IS DIVIDED INTO TWO MAJOR CATEGORIES: INVESTMENT GRADE AND BELOW INVESTMENT GRADE (SOMETIMES CALLED "JUNK BONDS"). BONDS RATED BELOW INVESTMENT GRADE RANGE FROM THOSE THAT ARE CONSIDERED TO HAVE SOME VULNERABILITY TO DEFAULT TO THOSE THAT APPEAR ON THE BRINK OF DEFAULT OR ARE IN DEFAULT.

           CREDIT                                     CAPACITY TO
           QUALITY                                    MAKE PAYMENTS
    INVESTMENT GRADE BONDS

            AAA                                       Strongest

             AA

              A

            BBB                                       Adequate

                     [UP AND DOWN ARROW SPANNING TABLE AND
                   CHANGING DARK TO LIGHT FROM TOP TO BOTTOM]

--------------------------------------------------------------------------------

 BELOW INVESTMENT GRADE BONDS

             BB                                       Somewhat
                                                      speculative

              B

            CCC

             CC

              C                                       Highly
                                                      speculative

              D                                       In default

SCHWAB TAX-FREE BOND FUNDS

DURATION A measure of a bond's sensitivity to interest rates. Calculations of duration generally take into account the investment's yield, interest payments, maturity date and call features. Like maturity, duration is expressed in years, but is more accurate than maturity in determining the effect of interest rate movements on a bond investment's price. The duration of a portfolio equals the market value weighted average of the duration of the bonds held in the portfolio.

EXPENSE RATIO The amount that is taken from a mutual fund's assets each year to cover the fund's operating expenses. An expense ratio of 0.50% means that a fund's expenses amount to half of one percent of its average net assets a year.

GENERAL OBLIGATION BONDS Municipal bonds that are secured by the issuer's full faith and credit, which typically is backed by the power of the issuer to levy taxes.

INTEREST Payments to bondholders (usually made twice a year) as compensation for loaning the bond principal to the issuer.

INTEREST RATE RISK The risk that a bond's value will fluctuate if market interest rates change or are expected to change. Bond prices tend to move in the opposite direction of interest rates: when interest rates rise, bond prices tend to fall.

MARKET RISK Those elements of risk that are common to all securities in an asset class, and therefore cannot be significantly reduced by diversification within the asset class. Also known as "systematic risk."

MATURITY The date a bond is scheduled to be "retired" and its principal amount returned to the bondholder.

MORTGAGE-BACKED SECURITIES Bond or other debt securities that represent ownership in a pool of mortgage loans.

MUNI, MUNICIPAL BONDS, MUNICIPAL SECURITIES Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.

NET ASSET VALUE (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund's total assets, subtracting liabilities, and dividing by the number of shares outstanding.

OUTSTANDING SHARES, SHARES OUTSTANDING When speaking of a company or mutual fund, indicates all shares currently held by investors.

PREPAYMENT RISK The risk that a mortgage-backed security may be paid off early, typically because interest rates have fallen and the homeowners who hold the underlying mortgages have refinanced those mortgages at lower rates. In this type of situation, the investor who held the mortgage-backed security will usually have to settle for a lower rate when reinvesting the principal.

RESTRICTED SECURITIES Securities that are subject to contractual restrictions on resale and may be sold only to "qualified institutional buyers" under Securities Act Rule 144A. These securities are often purchased in private placement transactions.

REVENUE BONDS Municipal bonds that are issued to finance public works projects and are secured by revenue generated by the project (such as water and sewer fees) rather than the full faith and credit of the issuer.

SECTION 4(2)/144A SECURITIES Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.

TAXABLE-EQUIVALENT YIELD The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (4.5% / [1 - 0.25%] = 6.0%).

TOTAL RETURN The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

WEIGHTED AVERAGE For mutual funds, an average that gives the same weight to each security as the security represents in the fund's portfolio.

WEIGHTED AVERAGE MATURITY For mutual funds, the maturity of all the bonds in its portfolio, calculated as a weighted average. As a rule, the longer a fund's weighted average maturity, the greater its interest rate risk.

YIELD The income paid out by an investment, expressed as a percentage of the investment's market value.

YIELD TO MATURITY The annualized rate of return a bond-holder could expect if the bond were held to maturity. In addition to interest payments, yield to maturity also factors in any difference between a bond's current price and its principal amount, or face value.

NOTES

CONTACT SCHWAB

SchwabFunds(R) offers you a complete family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available SchwabFunds(R).

Whether you're an experienced investor or just starting out, SchwabFunds(R) can help you achieve your financial goals. An investor should consider a fund's investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information can be found in the fund's prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any SchwabFund(R). Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

METHODS FOR PLACING ORDERS

The following information outlines how Schwab investors can place orders. If you are investing through a third-party investment provider, methods for placing orders may be different.

INTERNET 1
www.schwab.com

SCHWAB BY PHONE(TM) 2
Use our automated voice service or speak to a representative. Call 1-800-435-4000, day or night (for TDD service, call 1-800-345-2550).

TELEBROKER(R)
Automated touch-tone phone service at 1-800-272-4922.

MAIL
Write to SchwabFunds(R) at:
P.O. Box 3812
Englewood, CO  80155-3812

When selling or exchanging shares, be sure to include the signatures of at least one of the persons whose name is on the account.

PROXY VOTING POLICIES AND PROCEDURES

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab's web site at www.schwab.com/schwabfunds, the SEC's web site at http://www.sec.gov, or by contacting SchwabFunds at 1-800-435-4000.

1 Shares of Sweep Investments(TM) may not be purchased directly over the Internet.

2 Orders placed in person or through a telephone representative may be subject to a service fee payable to Schwab.

THE SCHWABFUNDS FAMILY(R)

STOCK FUNDS
Schwab S&P 500 Fund
Schwab 1000 Fund(R)
Schwab Small-Cap Index Fund(R)
Schwab Total Stock Market Index Fund(R)
Schwab International Index Fund(R)
Schwab Core Equity Fund(TM)
Schwab Dividend Equity Fund(TM)
Schwab Small-Cap Equity Fund(TM)
Schwab Hedged Equity Fund(TM)
Schwab Focus Funds
   Communications Focus Fund
   Financial Services Focus Fund
   Health Care Focus Fund
   Technology Focus Fund
Schwab MarketMasters Funds(TM)
   Schwab U.S. MarketMasters Fund(TM)
   Schwab Small-Cap MarketMasters Fund(TM)
   Schwab International MarketMasters Fund(TM)
   Schwab Balanced MarketMasters Fund(TM)

ASSET ALLOCATION FUNDS
Schwab MarketTrack Portfolios(R)
   Schwab MarketTrack All Equity Portfolio(TM)
   Schwab MarketTrack Growth Portfolio(TM)
   Schwab MarketTrack Balanced Portfolio(TM)
   Schwab MarketTrack Conservative Portfolio(TM)

BOND FUNDS
Schwab YieldPlus Fund(R)
Schwab Short-Term Bond Market Fund(TM)
Schwab Total Bond Market Fund(TM)
Schwab GNMA Fund(TM)
Schwab Short/Intermediate Tax-Free Bond Fund(TM)
Schwab Long-Term Tax-Free Bond Fund(TM)
Schwab California Short/Intermediate
   Tax-Free Bond Fund(TM)
Schwab California Long-Term Tax-Free Bond Fund(TM)

SCHWAB MONEY FUNDS
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity. 3 Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically, subject to availability, when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments(R).

3 Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

[CHARLES SCHWAB LOGO]


INVESTMENT ADVISER
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA  94104

DISTRIBUTOR
SchwabFunds(R)
P.O. Box 3812, Englewood, CO  80155-3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(C)2004 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC/NYSE.

Printed on recycled paper.

REG13481-06

ITEM 2: CODE OF ETHICS.

      Not applicable to this semi-annual report.

ITEM 3: AUDIT COMMITTEE FINANCIAL EXPERT.

      Not applicable to this semi-annual report.

ITEM 4: PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      Not applicable to this semi-annual report.

ITEM 5: AUDIT COMMITTEE OF LISTED REGISTRANTS.

      Not applicable.

ITEM 6: [RESERVED].

ITEM 7: DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

      Not applicable.

ITEM 8: PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

      Not applicable.

ITEM 9: SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

      Not applicable.

ITEM 10: CONTROLS AND PROCEDURES.

(a) Based on their evaluation of Registrant's disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant's Chief Executive Officer, Randall W. Merk and Registrant's Principal Financial Officer, Tai-Chin Tung, have concluded that Registrant's disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant's officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b) During Registrant's last fiscal half-year, there have been no changes in Registrant's internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant's internal control over financial reporting.

ITEM 11: EXHIBITS.

(a)(1) Code of ethics - not applicable to this semi-annual report.

   (2) Separate certifications for Registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

   (3) Not applicable.

(b) A certification for Registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Schwab Investments

By:  /s/ Randall W. Merk
   ----------------------------------
         Randall W. Merk
         Chief Executive Officer

Date:    April 16, 2004
         --------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ Randall W. Merk
   ---------------------------------
         Randall W. Merk
         Chief Executive Officer

Date:    April 16, 2004
         --------------

By:  /s/ Tai-Chin Tung
   ----------------------------------
         Tai-Chin Tung
         Principal Financial Officer

Date:    April 16, 2004
         --------------